--------------------------------------------------------------------------------

    As filed with the Securities and Exchange Commission on September 29, 2003.
                       Securities Act File No. 033-38074.
                       Investment Trust Act No. 811-6260.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]
Amendment No.                                                           [29]
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940                                                     [X]
Post Effective Amendment No.                                            [27]

                             QUAKER INVESTMENT TRUST
                        1288 Valley Forge Road, Suite 76
                               Post Office Box 987
                             Valley Forge, PA 19482
                                 1-800-220-8888

                                AGENT FOR SERVICE
                               Jeffry H. King, Sr.
                        1288 Valley Forge Road, Suite 88
                             Valley Forge, PA 19482
                                  610-935-4511

Approximate Date of Proposed Public Offering:
---------------------------------------------
As soon as practicable following effective date.

It is proposed that this filing will become effective (check appropriate box):
------------------------------------------------------------------------------
/ /  immediately upon filing pursuant to paragraph (b)
/ /  on (date) pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a)(1)
/X/  on October 30, 2003 pursuant to paragraph (a)(3)
/ /  75 days after filing pursuant to paragraph (a)(2)
/ /  on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant declares that an indefinite number or amount of its securities is being registered by this Registration Statement. Registrant filed a Rule 24f-2 Notice for its fiscal year ended June 30, 2003, on September 12, 2003.

--------------------------------------------------------------------------------

          THE                                                         PROSPECTUS
[GRAPHIC] QUAKER                                                NOVEMBER 1, 2003
            FUNDS

                              GROWTH FUNDS
                              --------------------------------------------------
                                 QUAKER AGGRESSIVE GROWTH FUND
                                 QUAKER CORE EQUITY FUND
                                 QUAKER SMALL-CAP GROWTH FUND
                                 QUAKER CAPITAL OPPORTUNITIES FUND
                                 QUAKER BIOTECH PHARMA-HEALTHCARE FUND

                              VALUE FUNDS
                              --------------------------------------------------
                                 QUAKER MID-CAP VALUE FUND
                                 QUAKER SMALL-CAP VALUE FUND
                                 GEEWAX TERKER CORE VALUE FUND

                              FIXED INCOME FUNDS
                              --------------------------------------------------
                                 QUAKER FIXED INCOME FUND

                              TAX-EXEMPT FUNDS
                              --------------------------------------------------
                                 QUAKER INTERMEDIATE MUNICIPAL BOND FUND


AS IS THE CASE  WITH ALL  MUTUAL  FUNDS,
THE SECURITIES  AND EXCHANGE  COMMISSION
HAS NOT  APPROVED OR  DISAPPROVED  THESE
SECURITIES   OR   DETERMINED   IF   THIS
PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANY
REPRESENTATION  TO  THE  CONTRARY  IS  A
CRIME.

                           QUAKER(R) INVESTMENT TRUST
                        1288 Valley Forge Road, Suite 76
                                  P.O. Box 987
                             Valley Forge, PA 19482

YOUR GUIDE
TO THE PROSPECTUS

     This Prospectus is designed to help you make an informed decision about whether investing in the Quaker(R) Funds is appropriate for you. Please read iT carefully before investing and keep it on file for future reference.

     To make this Prospectus easy for you to read and understand, we have divided it into four sections. Each section is organized to help you quickly identify the information you are looking for.

     The first section, OUR FUNDS, describes each Fund's investment objective, investment strategies and policies, risks, and the likely costs of investing in that Fund. In particular, this section tells you four important things about each Fund you should know before you invest:

o    Each Fund's investment objective - what each Fund is trying to achieve.

o Each Fund's principal investment strategies - how each Fund tries to meet its' investment objective.

o The investment selection process used by each Fund - how each Fund chooses its primary investments.

o Risks you should be aware of - the principal risks of investing in each Fund.

     The other three sections of the Prospectus--WHO MANAGES OUR FUNDS, HOW TO BUY AND SELL SHARES, and ADDITIONAL INFORMATION--provide you with detailed information about how each Fund is managed, the services and privileges that are available to you, how shares are priced, how to buy and sell shares, and other meaningful information about our Funds.

                                TABLE OF CONTENTS

        ABOUT OUR FUNDS                                            PAGE
        ----------------------------------------------------------------

        GROWTH FUNDS
        ----------------------------------------------------------------
        Quaker Aggressive Growth Fund                                 4
        ----------------------------------------------------------------
        Quaker Core Equity Fund                                       7
        ----------------------------------------------------------------
        Quaker Small-Cap Growth Fund                                 10
        ----------------------------------------------------------------
        Quaker Capital Opportunities Fund                            13
        ----------------------------------------------------------------
        Quaker Biotech Pharma-Healthcare Fund                        16
        ----------------------------------------------------------------

        VALUE FUNDS
        ----------------------------------------------------------------
        Quaker Mid-Cap Value Fund                                    20
        ----------------------------------------------------------------
        Quaker Small-Cap Value Fund                                  22
        ----------------------------------------------------------------
        Geewax Terker Core Value Fund                                25
        ----------------------------------------------------------------

        FIXED INCOME FUNDS
        ----------------------------------------------------------------
        Quaker Fixed Income Fund                                     28
        ----------------------------------------------------------------

        TAX-EXEMPT FUNDS
        ----------------------------------------------------------------
        Quaker Intermediate Municipal Bond                           31
        ----------------------------------------------------------------

        ADDITIONAL INVESTMENT INFORMATION                            35
        ----------------------------------------------------------------

        WHO MANAGES OUR FUNDS                                        39
        ----------------------------------------------------------------

        The Fund Manager                                             39
        ----------------------------------------------------------------
        The Sub-Advisors                                             40
        ----------------------------------------------------------------

        HOW TO BUY AND SELL SHARES                                   43
        ----------------------------------------------------------------

        Dividends And Distributions                                  52
        ----------------------------------------------------------------
        Tax Considerations                                           52
        ----------------------------------------------------------------

        FINANCIAL HIGHLIGHTS                                         55
        ----------------------------------------------------------------

        HOW TO GET MORE INFORMATION                           Back Cover
        ----------------------------------------------------------------

ABOUT OUR FUNDS

GROWTH FUNDS

QUAKER AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

Long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund's investment objective.
--------------------------------------------------------------------------------

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

o Normally investing at least 65% of the Fund's total assets in US common stocks; investing in common stocks of companies without regard to market capitalizations;

o Investing its assets in a limited number of equity securities of companies which the Fund's Advisor believes show a high probability for superior growth;

o Investing up to 25% of its total assets in "special situation" securities when the Fund's Advisor believes such investments will benefit the Fund. A special situation arises when, in the Advisor's opinion, the securities of a company will experience an unusual gain or loss solely by reason of a development particularly or uniquely applicable to that company. Such situations include but are not limited to: spin-offs, corporate restructurings, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies;

o Employing an aggressive strategy of portfolio trading to respond to changes in the marketplace;

o    Assuming   defensive   positions  where  the  portfolio  contains  a  large
     percentage of cash and cash equivalents to protect shareholder capital under adverse market conditions;

o Seeking a balance between investments in "special situation" investments and investments in large- to mid-capitalization equities (in excess of $3 billion in market capitalization) with high or accelerating profitability; and

o Utilizing a strategy of short selling securities to reduce volatility and enhance potential investment gain. The Fund limits short sales to not more than 25% of the Fund's total assets. The Fund may engage in two types of short sales. Securities may be sold " against the box" or outright. A short sale "against the box" means that securities the Fund already owns are sold, but not delivered. Instead, these securities are segregated and pledged against the short position. When the short sale is closed out, the securities owned are released. Outright short selling involves the sale of securities not presently owned by the Fund. If the Fund does not purchase that security on the same day as the sale, the security must be borrowed. At the time an outright short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases the security for delivery to the lender. Any gain or loss on the transaction is taxable as a short-term capital gain or loss.
--------------------------------------------------------------------------------

THE PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

o GENERAL RISK: As is the case with most investments, you may lose money by investing in the Fund.

o STOCK MARKET RISK: The Fund is exposed to the risks of investing in common stocks, including price risk and credit risk.

o SHORT SELLING RISKS: The Fund engages in short selling, which involves special risks and requires special investment expertise.

o SPECIAL SITUATION RISKS: The Fund invests in "special situation" securities, a practice which involves special risks and requires special investment expertise.
--------------------------------------------------------------------------------

o GROWTH RISKS: The Fund invests in companies that appear to be growth-oriented companies. If the Fund's perceptions of a company's growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund's return.

o PORTFOLIO TURNOVER RISK: The Fund's portfolio manager may engage in aggressive portfolio trading. As a result, the Fund could experience higher than average portfolio turnover, resulting in the realization of gains and losses which could have negative tax consequences to Fund shareholders.

o DEFENSIVE POSITION RISK: The Fund's portfolio manager may seek to protect shareholder capital by assuming defensive positions where the Fund's portfolio is comprised mainly of cash and cash equivalents. Under such circumstances, the fund may not achieve its investment objective.
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED IN THE PAST?

The bar chart and table set out below help show the returns and risks of investing in Class A shares of the Fund.(1) They show changes in the Fund's yearly performance over the lifetime of the Fund. They also compare the Fund's performance during each period to the performance of the Fund's benchmark, the S&P 500 Index.** You should be aware that the Fund's past performance may not be an indication of how the Fund will perform in the future.

QUAKER AGGRESSIVE GROWTH FUND CLASS A
ANNUAL RETURNS FOR PERIODS ENDING DECEMBER 31,

[BAR CHART]

20.32%    30.16%    96.98%    15.48%    -13.12%   -22.41%
1997      1998      1999      2000      2001      2002

----------------------------------------------------
   BEST QUARTER          4TH QUARTER, 1999 35.82%
   WORST QUARTER         2ND QUARTER, 2002 -6.69%
----------------------------------------------------

THE FUND'S CUMULATIVE YEAR-TO-DATE
RETURN THROUGH JUNE 30, 2003 WAS
11.95%

1. The Fund's shareholders approved the conversion of the Fund's No-Load Share Class to Class A shares on June 23, 2000. The returns shown above reflect the performance of the former No-Load Class for periods ending before June 23, 2000, and Class A shares thereafter. Since all the Fund's share classes are invested in the same portfolio of securities, investment returns for each share class will differ only to the extent that each share class has different ongoing expenses and sales charges. Sales loads are not reflected in the performance table. If they were, returns would be lower.

** The S&P 500 Index is a widely recognized, unmanaged index of the approximately 500 largest companies in the United States as measured by market capitalization. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

QUAKER AGGRESSIVE GROWTH FUND
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING ON DECEMBER 31, 2002(1)    1 YEAR(2)    5 YEAR   INCEPTION(3)
--------------------------------------------------------------------------------
Class A Return Before Taxes                     -21.65%    16.58%      17.15%
--------------------------------------------------------------------------------
Class A After-Tax Return on Distributions       -21.65%    12.43%      12.71%
--------------------------------------------------------------------------------
Class A After-Tax Return on
Distributions and Sale of Fund Shares           -13.30%    11.68%      12.01%
--------------------------------------------------------------------------------
Class B Return Before Taxes                     -21.79%       N/A     -12.83%
--------------------------------------------------------------------------------
Class C Return Before Taxes                     -18.50%       N/A     -11.42%
--------------------------------------------------------------------------------
Institutional Class Return Before Taxes         -16.89%       N/A     -11.06%
--------------------------------------------------------------------------------
S&P 500 Index                                   -22.10%    -0.59%       3.99%
--------------------------------------------------------------------------------

(1) The "after-tax returns" shown above are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state or local taxes. Your actual "after-tax" returns depend on your individual tax situation and may differ from the returns shown above. Also, "after-tax" return information is not relevant to shareholders who hold Fund shares through tax-deferred arrangements. The "after-tax" returns shown above reflect past tax effects and are not predictive of future tax effects.

(2) The 1-year return after taxes on distribution and sale of fund shares may at times be higher than the 1-year return before taxes because the method of calculation assumes generally that you can use the short-term capital loss realized upon the sale of fund shares to offset income of the same tax character from other sources thereby reducing the amount of tax you otherwise might owe.

(3) The Fund commenced operations on November 25, 1996.

COSTS OF INVESTING IN THE FUND

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund. Annual fund operating expenses are paid out of the assets of the Fund, so their effect is already included in the Fund's daily share price.

QUAKER AGGRESSIVE GROWTH FUND
SHAREHOLDER FEES:
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)      CLASS A1    CLASS B2    CLASS C2
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage
of offering price)                              5.50%        None        None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of the original purchase
price or redemption proceeds, whichever
is lower).                                       None       5.00%       1.00%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends And other Distributions     None        None        None
--------------------------------------------------------------------------------
Redemption Fees(3)
(as a percentage of amount redeemed)             None        None        None
--------------------------------------------------------------------------------
Exchange Fees                                    None        None        None
--------------------------------------------------------------------------------

QUAKER AGGRESSIVE GROWTH FUND
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
TYPE OF FEE                           CLASS A   CLASS B   CLASS C  INSTITUTIONAL
--------------------------------------------------------------------------------
Management Fees4                       1.30%     1.30%     1.30%       1.30%
Distribution & Servicing
  (12b-1) Fees5                        0.25%     1.00%     1.00%       0.00%
Other Expenses6                        0.61%     0.61%     0.61%       0.61%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses7  2.16%     2.91%     2.91%       1.91%
--------------------------------------------------------------------------------

1. Class A Shares of the Fund are subject to a maximum front-end sales charge of 5.50%. Larger investments are subject to smaller sales charges. Please see "Class A Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.

2. Class B Shares of the Fund are subject to a maximum contingent deferred sales charge ("CDSC") of 5.00%. The CDSC declines to zero over an average of seven years. Class C shares are subject to a CDSC of 1.00% for one year after purchase. Please see "Class B Shares" and "Class C Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.

3. The Fund's Custodian may charge a fee (currently $25) on amounts redeemed and sent to you by wire transfer.

4. Management fees include a fee of 1.30% for investment advisory services to the Fund Manager, Quaker Funds, Inc.

5. The Fund's Board of Directors has adopted a Distribution and Shareholder Servicing Plan under Rule 12b-1 of the Investment Company Act of 1940 for each Share Class. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

6.   Other   Expenses   include  fees  paid  to  the  Fund's   transfer   agent,
     administrator, and other service providers.

7. Total Annual Operating Expenses reflect expenses for Fund's fiscal year ended June 30, 2003.

EXPENSE EXAMPLE

The following example is intended to help you compare the cost of investing in this Fund versus the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs for each share class would be:

SHAREHOLDER TRANSACTION      ONE YEAR   THREE YEARS     FIVE YEARS  TEN YEARS
EXPENSES
-------------------------------------------------------------------------------
Class A                        $757        $1,189         $1,646      $2,906
Class B                        $794        $1,201         $1,733      $2,973*
Class C                        $394          $901         $1,533      $3,233
Institutional Class            $194          $600         $1,032      $2,233
-------------------------------------------------------------------------------

If you did not redeem your shares, based on the above assumptions, your costs would be:

SHAREHOLDER TRANSACTION      ONE YEAR   THREE YEARS     FIVE YEARS  TEN YEARS
EXPENSES
-------------------------------------------------------------------------------
Class A                        $757        $1,189         $1,646      $2,906
Class B                        $294          $901         $1,533      $2,973*
Class C                        $294          $901         $1,533      $3,233
Institutional Class            $194          $600         $1,032      $2,233
-------------------------------------------------------------------------------

* Class B shares automatically convert to Class A shares once the economic equivalent of a 5.00% sales charge is recovered by the Funds(s) for each investment account which normally occurs 7 years after purchase; therefore, Class A expenses are used in the Example after year seven in the case of Class B shares.

QUAKER CORE EQUITY FUND
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

Long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund's investment objective.
--------------------------------------------------------------------------------

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

o Normally investing at least 80% of the Fund's total assets in US common stocks of companies with large market capitalizations (over $6 billion);

o    Holding from 60 to 200 stocks in the Fund's investment portfolio;

o Maintaining an investment portfolio that has, on average, a higher price/earnings ratio and lower yield than the Russell 1000Growth Index;

o Investing in companies with strong fundamentals, increasing sales and earnings, a conservative balance sheet and reasonable expectations of continuing earnings increases; and o Reducing capital gains taxes by controlling portfolio turnover.
--------------------------------------------------------------------------------

THE PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

o GENERAL RISK: As is the case with most investments, you may lose money by investing in the Fund.

o STOCK MARKET RISK: The Fund is exposed to the risks of investing in common stocks, including price risk and credit risk.

o GROWTH RISKS: The Fund invests in companies that appear to be growth-oriented companies. If the Fund's perceptions of a company's growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund's return.
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED IN THE PAST?

The bar chart and table set out below help show the returns and risks of investing in Class A shares of the Fund(1). They show changes in the Fund's yearly performance over the lifetime of the Fund. They also compare the Fund's performance during each period to the performance of the Fund's benchmark, the Russell 1000 Growth Index*, as well as the S&P 500 Index.** The Fund has changed its benchmark from the S&P 500 Index to the Russell 1000 Growth Index to better reflect the market in which the Fund invests. You should be aware that the Fund's past performance may not be an indication of how the Fund will perform in the future.

QUAKER CORE EQUITY FUND CLASS A
ANNUAL RETURNS FOR PERIODS ENDING DECEMBER 31,

[BAR CHART]

29.63%    32.51%    30.62%    -28.12%   -26.03%   -25.57%
1997      1998      1999      2000      2001      2002

----------------------------------------------------
   BEST QUARTER         4TH QUARTER, 1998 35.71%
   WORST QUARTER        4TH QUARTER, 2000 -23.26%
----------------------------------------------------

THE FUND'S CUMULATIVE YEAR-TO-DATE
TOTAL RETURN THROUGH JUNE 30, 2003
WAS 14.00%.

(1) The Fund's shareholders approved the conversion of the Fund's No-Load Share Class to Class A shares on June 23, 2000. The returns shown above reflect the performance of the former No-Load Class for periods ending before June 23, 2000, and Class A shares thereafter. Since all the Fund's share classes are invested in the same portfolio of securities, investment returns for each share class will differ only to the extent that each share class has different ongoing expenses and sales charges. Sales loads are not reflected in the performance table. If they were, returns would be lower.

* Russell 1000 Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

** The S&P 500 Index is a widely recognized, unmanaged index of the approximately 500 largest companies in the United States as measured by market capitalization. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

QUAKER CORE EQUITY FUND
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING ON DECEMBER 31, 2002(1)     1 YEAR(2)   5 YEAR   INCEPTION(3)
--------------------------------------------------------------------------------
Class A Return Before Taxes                     -29.66%    -7.29%      -2.23%
--------------------------------------------------------------------------------
Class A After-Tax Return on Distributions       -29.66%    -7.65%      -2.56%
--------------------------------------------------------------------------------
Class A After-Tax Return on
Distributions and Sale of Fund Shares           -18.21%    -5.52%      -1.67%
--------------------------------------------------------------------------------
Class B Return Before Taxes                     -29.76%       N/A     -28.19%
--------------------------------------------------------------------------------
Class C Return Before Taxes                     -26.78%       N/A     -27.95%
--------------------------------------------------------------------------------
Institutional Class Return Before Taxes         -25.28%       N/A     -30.27%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                       -27.88%    -3.84%       0.86%
--------------------------------------------------------------------------------
S&P 500 Index                                   -22.10%    -0.59%       3.99%
--------------------------------------------------------------------------------

(1) The "after-tax returns" shown above are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state or local taxes. Your actual "after-tax" returns depend on your individual tax situation and may differ from the returns shown above. Also, "after-tax" return information is not relevant to shareholders who hold Fund shares through tax-deferred arrangements. The "after-tax" returns shown above reflect past tax effects and are not predictive of future tax effects.

(2) The 1-year return after taxes on distribution and sale of fund shares may from time to time be higher than the 1-year return before taxes because the method of calculation assumes generally that you can use the short-term capital loss realized upon the sale of fund shares to offset income of the same tax character from other sources thereby reducing the amount of tax you otherwise might owe.

(3) The Fund commenced operations on November 25, 1996.

COSTS OF INVESTING IN THE FUND

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund. Annual fund operating expenses are paid out of the assets of the Fund, so their effect is already included in the Fund's daily share price.

SHAREHOLDER FEES:
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)      CLASS A1    CLASS B2    CLASS C2
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage
of offering price)                              5.50%        None        None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of the original purchase
price or redemption proceeds, whichever
is lower).                                       None       5.00%       1.00%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends And other Distributions     None        None        None
--------------------------------------------------------------------------------
Redemption Fees(3)
(as a percentage of amount redeemed)             None        None        None
--------------------------------------------------------------------------------
Exchange Fees                                    None        None        None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
TYPE OF FEE                           CLASS A   CLASS B   CLASS C  INSTITUTIONAL
--------------------------------------------------------------------------------
Management Fees4                       1.05%     1.05%     1.05%       1.05%
Distribution & Servicing
  (12b-1) Fees5                        0.25%     1.00%     1.00%       0.00%
Other Expenses6                        0.72%     0.72%     0.72%       0.72%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses7  2.02%     2.77%     2.77%       1.77%
--------------------------------------------------------------------------------

1. Class A Shares of the Fund are subject to a maximum front-end sales charge of 5.50%. Larger investments are subject to smaller sales charges. Please see "Class A Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.

2. Class B Shares of the Fund are subject to a maximum contingent deferred sales charge ("CDSC") of 5.00%. The CDSC declines to zero over an average of seven years. Class C shares are subject to a CDSC of 1.00% for one year after purchase. Please see "Class B Shares" and "Class C Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.

3. The Fund's Custodian may charge a fee (currently $25) on amounts redeemed and sent to you by wire transfer.

4. Management fees include a fee of 1.05% for investment advisory services to the Fund Manager, Quaker Funds, Inc., of which a fee of 0.75% is paid by Quaker Funds, Inc. to the Fund's Sub-Advisor, Geewax, Terker & Co.

5. The Fund's Board of Directors has adopted a Distribution and Shareholder Servicing Plan under Rule 12b-1 of the Investment Company Act of 1940 for each Share Class. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

6.   Other   Expenses   include  fees  paid  to  the  Fund's   transfer   agent,
     administrator, and other service providers.

7. Total Annual Operating Expenses reflect expenses for Fund's fiscal year ended June 30, 2003.

EXPENSE EXAMPLE

The following example is intended to help you compare the cost of investing in this Fund versus the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs for each share class would be:

SHAREHOLDER TRANSACTION      ONE YEAR   THREE YEARS     FIVE YEARS  TEN YEARS
EXPENSES
-------------------------------------------------------------------------------
Class A                        $744        $1,149         $1,578      $2,769
Class B                        $780        $1,159         $1,664      $2,836*
Class C                        $380          $859         $1,464      $3,099
Institutional Class            $180          $557           $959      $2,084
-------------------------------------------------------------------------------

If you did not redeem your shares, based on the above assumptions, your costs would be:

SHAREHOLDER TRANSACTION
EXPENSES                     ONE YEAR   THREE YEARS     FIVE YEARS  TEN YEARS
-------------------------------------------------------------------------------
Class A                        $744        $1,149         $1,578      $2,769
Class B                        $280          $859         $1,464      $2,836*
Class C                        $280          $859         $1,464      $3,099
Institutional Class            $180          $557           $959      $2,084
-------------------------------------------------------------------------------

* Class B shares automatically convert to Class A shares once the economic equivalent of a 5.00% sales charge is recovered by the Funds(s) for each investment account which normally occurs 7 years after purchase; therefore, Class A expenses are used in the Example after year seven in the case of Class B shares.

QUAKER SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

Long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund's investment objective.
--------------------------------------------------------------------------------

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

o Normally investing at least 80% of the Fund's total assets in US common stocks with market capitalizations within the range of companies included in the Russell 2000 Growth Index (currently less than $1.5 billion);

o Investing in a portfolio of securities which includes a broadly diversified number of U.S. equity securities which the Fund's Sub-Advisor believes show a high probability of superior prospects for above average growth. The Sub-Advisor chooses these securities using a "bottoms up" approach of extensively analyzing the financial, management and overall economic conditions of each potential investment.
--------------------------------------------------------------------------------

THE PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

o GENERAL RISK: As is the case with most investments, you may lose money by investing in the Fund.

o STOCK MARKET RISK: The Fund is exposed to the risks of investing in common stocks, including price risk and credit risk.

o GROWTH RISK: The Fund invests in companies that appear to be growth-oriented companies. If the Fund's perceptions of a company's growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund's return.

o SMALL-CAP STOCK RISKS: The Fund invests in smaller companies (generally less than $1.5 billion market capitalization). Smaller companies can be riskier investments than larger companies.
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED IN THE PAST?

The bar chart and table set out below help show the returns and risks of investing in Class A shares of the Fund(1). They show changes in the Fund's yearly performance over the lifetime of the Fund. They also compare the Fund's performance during each period to the performance of the Fund's benchmark, the Russell 2000 Growth Index*, as well as the Russell 2000 Index.** The Fund has changed its benchmark from the Russell 2000 Index to the Russell 2000 Growth Index to better reflect the market in which the Fund invests. You should be aware that the Fund's past performance may not be an indication of how the Fund will perform in the future.

QUAKER SMALL-CAP GROWTH FUND CLASS A
ANNUAL RETURNS FOR PERIODS ENDING DECEMBER 31

[BAR CHART]

-25.96%
2002

----------------------------------------------------
   BEST QUARTER      2ND QUARTER, 2002 2.16%
   WORST QUARTER     3RD QUARTER, 2002 -18.94%
----------------------------------------------------

THE FUND'S CUMULATIVE YEAR-TO-DATE
TOTAL RETURN THROUGH JUNE 30, 2003
WAS 8.93%.

(1) The Fund's shareholders approved the conversion of the Fund's No-Load Share Class to Class A shares on June 23, 2000. The returns shown above reflect the performance of the former No-Load Class for periods ending before June 23, 2000, and Class A shares thereafter. Since all the Fund's share classes are invested in the same portfolio of securities, investment returns for each share class will differ only to the extent that each share class has different ongoing expenses and sales charges. Sales loads are not reflected in the performance table. If they were, returns would be lower.

* The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

** The Russell 2000 Index Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

QUAKER SMALL-CAP GROWTH FUND
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING ON DECEMBER 31, 2002(1)     1 YEAR(2)  INCEPTION(3)
----------------------------------------------------------------------
Class A Return Before Taxes                     -30.03%     -22.47%
----------------------------------------------------------------------
Class A After-Tax Return on Distributions       -30.03%     -22.47%
----------------------------------------------------------------------
Class A After-Tax Return on
Distributions and Sale of Fund Shares           -18.44%     -17.70%
----------------------------------------------------------------------
Class B Return Before Taxes                     -30.41%     -15.57%
----------------------------------------------------------------------
Class C Return Before Taxes                     -27.12%     -15.12%
----------------------------------------------------------------------
Institutional Class Return Before Taxes         -24.97%     -18.68%
----------------------------------------------------------------------
Russell 2000 Growth Index                       -30.26%     -25.46%
----------------------------------------------------------------------
Russell 2000 Index                              -20.48%     -11.00%
----------------------------------------------------------------------

(1) The "after-tax returns" shown above are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state or local taxes. Your actual "after-tax" returns depend on your individual tax situation and may differ from the returns shown above. Also, "after-tax" return information is not relevant to shareholders who hold Fund shares through tax-deferred arrangements. The "after-tax" returns shown above reflect past tax effects and are not predictive of future tax effects.

(2) The 1-year return after taxes on distribution and sale of fund shares may from time to time be higher than the 1-year return before taxes because the method of calculation assumes generally that you can use the short-term capital loss realized upon the sale of fund shares to offset income of the same tax character from other sources thereby reducing the amount of tax you otherwise might owe.

(3) The Fund commenced operations on September 18, 2000.

COSTS OF INVESTING IN THE FUND

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund. Annual fund operating expenses are paid out of the assets of the Fund, so their effect is already included in the Fund's daily share price.

SHAREHOLDER FEES:
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)      CLASS A1    CLASS B2    CLASS C2
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage
of offering price)                              5.50%        None        None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of the original purchase
price or redemption proceeds, whichever
is lower).                                       None       5.00%       1.00%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends And other Distributions     None        None        None
--------------------------------------------------------------------------------
Redemption Fees(3)
(as a percentage of amount redeemed)             None        None        None
--------------------------------------------------------------------------------
Exchange Fees                                    None        None        None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
TYPE OF FEE                           CLASS A   CLASS B   CLASS C  INSTITUTIONAL
--------------------------------------------------------------------------------
Management Fees4                       1.05%     1.05%     1.05%       1.05%
Distribution & Servicing
  (12b-1) Fees5                        0.25%     1.00%     1.00%       0.00%
Other Expenses6                        1.33%     1.33%     1.33%       1.33%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses7  2.63%     3.38%     3.38%       2.38%
--------------------------------------------------------------------------------

1. Class A Shares of the Fund are subject to a maximum front-end sales charge of 5.50%. Larger investments are subject to smaller sales charges. Please see "Class A Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.

2. Class B Shares of the Fund are subject to a maximum contingent deferred sales charge ("CDSC") of 5.00%. The CDSC declines to zero over an average of seven years. Class C shares are subject to a CDSC of 1.00% for one year after purchase. Please see "Class B Shares" and "Class C Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.

3. The Fund's Custodian may charge a fee (currently $25) on amounts redeemed and sent to you by wire transfer.

4. Management fees include a fee of 1.05% for investment advisory services to the Fund Manager, Quaker Funds, Inc., of which a fee of 0.75% is paid by Quaker Funds, Inc. to the Fund's Sub-Advisor, Geewax, Terker & Co.

5. The Fund's Board of Directors has adopted a Distribution and Shareholder Servicing Plan under Rule 12b-1 of the Investment Company Act of 1940 for each Share Class. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

6.   Other   Expenses   include  fees  paid  to  the  Fund's   transfer   agent,
     administrator, Sponsor and other service providers.

7. Total Annual Operating Expenses reflect expenses for the Fund's fiscal year ended June 30, 2003.

EXPENSE EXAMPLE

The following example is intended to help you compare the cost of investing in this Fund versus the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs for each share class would be:

SHAREHOLDER TRANSACTION      ONE YEAR   THREE YEARS     FIVE YEARS  TEN YEARS
EXPENSES
-------------------------------------------------------------------------------
Class A                        $801        $1,322         $1,868      $3,351
Class B                        $841        $1,339         $1,960      $3,419*
Class C                        $441        $1,039         $1,760      $3,667
Institutional Class            $241          $742         $1,270      $2,716
-------------------------------------------------------------------------------

If you did not redeem your shares, based on the above assumptions, your costs would be:

SHAREHOLDER TRANSACTION      ONE YEAR   THREE YEARS     FIVE YEARS  TEN YEARS
EXPENSES
-------------------------------------------------------------------------------
Class A                        $801        $1,322         $1,868      $3,351
Class B                        $341        $1,039         $1,760      $3,419*
Class C                        $341        $1,039         $1,760      $3,667
Institutional Class            $241          $742         $1,270      $2,716
-------------------------------------------------------------------------------

* Class B shares automatically convert to Class A shares once the economic equivalent of a 5.00% sales charge is recovered by the Funds(s) for each investment account which normally occurs 7 years after purchase; therefore, Class A expenses are used in the Example after year seven in the case of Class B shares.

QUAKER CAPITAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------
THE FUND'S INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

Long-term capital growth. Current income is not a significant consideration and any such income realized will be considered incidental.
--------------------------------------------------------------------------------

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

o Normally invest at least 65% of the Fund's total assets in common stocks or securities convertible into common stocks;

o Invest the Fund's assets in stocks of companies without regard to market capitalizations;

o Invest the Fund's assets in a limited number of securities that the Sub-Advisor believes show a high probability for superior growth;

o Invest up to 25% of the Fund's assets in "special situation" securities when the Fund's Sub-Advisor believes such investments will help the Fund. Special situations include liquidations, reorganizations, recapitalizations, material litigation, technological breakthroughs and new management or management policies.

o Invest a large portion of the Fund's assets (in excess of 25%) in stocks of companies in the same industry sector when the Sub-Advisor believes that industry sector has an above average prospect for achieving superior growth; and

o    Reinvest the Fund's  assets in different  industry  sectors as  appropriate
     when  the   Sub-Advisor   believes  that  an  industry   sector  should  be
     overweighted.

The Fund will generally invest for the long term, but may occasionally invest on a short-term basis when the Sub-Advisor believes that it will benefit the Fund.

Mutual funds generally emphasize either "growth" or "value" styles of investing. Growth funds invest in companies that exhibit faster-than-average growth in revenues and earnings. Value funds invest in companies that appear under-priced according to certain financial measurements of their intrinsic worth or business prospects, such as low p/e and p/s ratios. The Fund primarily invests in "growth" companies.

The Fund is a "non-diversified" portfolio, which means it can invest in fewer securities at any one time than diversified portfolios. As a result, the Fund has the ability to take larger positions in a smaller number of securities than diversified portfolios.

Under adverse market conditions, when investment opportunities are limited, or in the event of exceptional redemption requests, the Fund may hold cash or cash-equivalents and may invest without limit in obligations of the U.S. Government and its agencies and in money market securities, including high-grade commercial paper, certificates of deposit, repurchase agreements and short-term debt securities. Under these circumstances, the Fund may not participate in stock market advances or declines to the same extent that it would if it remained more fully invested in common stocks. As a result, during these periods the Fund may be less likely to achieve its investment objective than under normal circumstances
--------------------------------------------------------------------------------

THE PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

o GENERAL RISKS: You could lose money investing in the Fund. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund's investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.

o RISKS OF INVESTING IN COMMON STOCKS: The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

o NON-DIVERSIFICATION RISK: Non-diversification increases the risk that the value of the Fund could decrease because of the poor performance of a single investment, because the Fund may have invested a substantial portion (up to 25% of its total assets) in that single security. Because the Fund may invest in a smaller number of securities, adverse changes to a single security will have a more pronounced negative effect on the Fund than if the Fund's investments were more widely distributed.

o    GROWTH   RISK:   The  Fund   invests  in   companies   that  appear  to  be
     growth-oriented companies. If the Fund's perceptions of a company's potential are wrong, the securities purchased may not perform as expected, reducing the Fund's return. Also, "growth" stock as a whole may fall out of favor in the marketplace, which would result in the fund underperfoming the market.

o SMALL-CAP STOCK RISKS: The Fund invests in companies with small market capitalizations (generally less than $1.5 billion). Because these companies are relatively small compared to large-cap companies, may be engaged in business mostly within their own geographic region and may be less well known to the investment community, they can have more volatile share prices. Also, small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result, their stock prices often react more strongly to changes in the marketplace.

o MEDIUM-CAP STOCK RISKS: The Fund invests in companies with medium market capitalizations (from $1.5 to $6 billion). Because these companies are relatively small compared to large-cap companies, may be engaged in business mostly within their own geographic region and may be less well known to the investment community, they can have more volatile share prices. Also, these companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result, their stock prices often react more strongly to changes in the marketplace.

o SPECIAL SITUATION RISKS: The Fund invests in "special situations". Special situations often involve much greater risk than is found in the normal course of investing. These risks result from the subjective nature of determining what a special situation is. Liquidations, reorganizations, recapitalizations, material litigation, technological breakthroughs and new management or management policies may not have the effect on a company's price that the Fund's Advisor expects, which could negatively impact the Fund. To minimize these risks, the Fund will not invest in special situations unless the target company has at least three years of continuous operations (including predecessors) or unless the aggregate value of such investments is not greater than 25% of the Fund's total net assets (valued at the time of investment).
--------------------------------------------------------------------------------

PAST PERFORMANCE HISTORY

The Fund commenced investment operations on January 31, 2002 and has not yet completed a full calendar year. Accordingly, a performance bar chart and table describing the Fund's annual performance and comparing that performance to appropriate indices is not yet available.

COSTS OF INVESTING IN THE FUND

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund. Annual fund operating expenses are paid out of the assets of the Fund, so their effect is already included in the Fund's daily share price.

SHAREHOLDER FEES:
(FEES PAID DIRECTLY FROM YOUR INVESTMENT       CLASS A1    CLASS B2    CLASS C2
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage
of offering price)                              5.50%        None        None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of the original purchase
price or redemption proceeds, whichever
is lower).                                       None       5.00%       1.00%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends And other Distributions     None        None        None
--------------------------------------------------------------------------------
Redemption Fees(3)
(as a percentage of amount redeemed)             None        None        None
--------------------------------------------------------------------------------
Exchange Fees                                    None        None        None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------
TYPE OF FEE                            CLASS A   CLASS B   CLASS C
-------------------------------------------------------------------
Management Fees4                        1.05%     1.05%     1.05%
Distribution & Servicing (12b-1)
  Fees5                                 0.25%     1.00%     1.00%
Other Expenses6                         0.75%     0.75%     0.75%
-------------------------------------------------------------------
Total Annual Fund Operating Expenses7   2.05%     2.80%     2.80%
-------------------------------------------------------------------

1. Class A Shares of the Fund are subject to a maximum front-end sales charge of 5.50%. Larger investments are subject to smaller sales charges. Please see "Class A Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.

2. Class B Shares of the Fund are subject to a maximum contingent deferred sales charge ("CDSC") of 5.00%. The CDSC declines to zero over an average of seven years. Class C shares are subject to a CDSC of 1.00% for one year after purchase. Please see "Class B Shares" and "Class C Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.

3. The Fund's Custodian may charge a fee (currently $25) on amounts redeemed and sent to you by wire transfer.

4. Management fees include a max fee of 1.55% for investment advisory services to the Investment Advisor, Quaker Funds, Inc., of which a base fee of 0.75% is paid by Quaker Funds, Inc. to the Fund's Sub-Advisor, Knott Capital Management, Inc. Please see the fee table in the "WHO MANAGES OUR FUNDS" section of the prospectus for more detail on the performance adjustment to the fees paid to the Sub-Advisor.

5. The Fund's Board of Directors has adopted a Distribution and Shareholder Servicing Plan under Rule 12b-1 of the Investment Company Act of 1940 for each Share Class. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

6.   Other   Expenses   include  fees  paid  to  the  Fund's   transfer   agent,
     administrator, and other service providers.

7. Total Annual Operating Expenses reflect expenses for the Fund's fiscal year ended June 30, 2003.

EXPENSE EXAMPLE

The following example is intended to help you compare the cost of investing in this Fund versus the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

SHAREHOLDER TRANSACTION      ONE YEAR    THREE YEARS     FIVE YEARS  TEN YEARS
EXPENSES
--------------------------------------------------------------------------------
Class A                        $747        $1,157         $1,593      $2,798
Class B                        $783        $1,168         $1,679      $2,866*
Class C                        $383          $868         $1,479      $3,128
--------------------------------------------------------------------------------

IF YOU DID NOT REDEEM YOUR SHARES, YOUR COSTS WOULD BE:

SHAREHOLDER TRANSACTION      ONE YEAR   THREE YEARS     FIVE YEARS  TEN YEARS
EXPENSES
--------------------------------------------------------------------------------
Class A                        $747        $1,157         $1,593      $2,798
Class B                        $283          $868         $1,479      $2,866*
Class C                        $283          $868         $1,479      $3,128
--------------------------------------------------------------------------------

* Class B shares automatically convert to Class A shares once the economic equivalent of a 5.00% sales charge is recovered by the Funds(s) for each investment account which normally occurs 7 years after purchase; therefore, Class A expenses are used in the Example after year seven in the case of Class B shares.

QUAKER BIOTECH PHARMA-HEALTHCARE FUND
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

Long-term capital appreciation. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund's investment objective.
--------------------------------------------------------------------------------

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

o Under normal market conditions, the Fund will invest at least 80% of its assets in stocks of companies that have attractive growth prospects resulting from leading edge product research and development that are engaged in the development, production or distribution of biotechnology, healthcare and pharmaceutical products and services. These types of products and services currently include, but are not limited to, biological research involving genetic engineering and recombinant DNA technology (biotechnology), biopharmaceutical and biomedical products and services, and drug research, development and production. In order to qualify for purchase, a company must derive at least 50% of its annual revenues from the provision of such products and services or have at least 50% of its assets in such products or services.

o Invest a majority of the Fund's assets in stocks of companies without regard to market capitalization;

o Hold a focused portfolio of between 15 to 25 stocks in the Fund's portfolio;

o Invest up to 30% of the Fund's assets in companies whose securities trade outside the United States; and

o Commit up to 25% of the Fund's assets in short selling as a hedge and to increase the overall return to the Fund

Mutual funds generally emphasize either "growth" or "value" styles of investing. Growth funds invest in companies that exhibit faster-than-average growth in revenues and earnings. Value funds invest in companies that appear under-priced according to certain financial measurements of their intrinsic worth or business prospects, such as low p/e and p/s ratios. The Fund invests primarily in growth companies whose revenues and earnings are likely to grow faster than the economy as a whole, offering above-average prospects for capital growth and little or no emphasis on dividend income.

THE FUND IS A "NON-DIVERSIFIED" PORTFOLIO, WHICH MEANS IT CAN INVEST IN FEWER SECURITIES AT ANY ONE TIME THAN DIVERSIFIED PORTFOLIOS.
--------------------------------------------------------------------------------

THE PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

o GENERAL RISKS: You could lose money investing in the Fund. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund's investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.

o COMMON STOCKS RISKS: The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

o GROWTH RISK: The Fund invests in companies that appear to be growth-oriented companies. If the Fund's perceptions of a company's growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund's return. Further, "growth" stocks, in general, may lose favor in the market and under perform other types of securities.

o NON-DIVERSIFICATION RISK: Because the Fund may invest in a smaller number of securities, adverse changes to a single security will have a more pronounced negative effect on the Fund than if the Fund's investments were more widely distributed.
--------------------------------------------------------------------------------

o INDUSTRY RISK: To the extent that the Fund invests in the biotechnology, healthcare and pharmaceutical industries, it is subject to the risk that the companies in those industries are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting their market segment. Because of the rapid pace of technological development, there is the risk that the products and services developed by these companies may become rapidly obsolete or have relatively short product cycles. There is also the risk that the products and services offered by these companies will not meet expectations or even reach the marketplace.

o SPECIAL SITUATION RISKS: The Fund invests in "special situations". Special situations often involve much greater risk than is found in the normal course of investing. Liquidations, reorganizations, recapitalizations, material litigation, technological breakthroughs and new management or management policies may not have the effect on a company's price that the Fund's Advisor expects, which could negatively impact the Fund. To minimize these risks, the Fund will not invest in special situations unless the target company has at least three years of continuous operations (including predecessors) or unless the aggregate value of such investments is not greater than 25% of the Fund's total net assets (valued at the time of investment).

o FOREIGN SECURITIES RISK: Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: Foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to Fund shareholders. Foreign securities are often denominated in a currency other than the U.S. Dollar. Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values. Although the Fund will only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage, or political or social instability any of which could negatively affect the Fund.

o SHORT SELLING RISKS: The Fund engages in short selling, which involves special risks and requires special investment expertise. When a Fund engages in short selling, it sells a security it does not own in anticipation of being able to buy that security later at a lower price. If the price of the security increases instead, the Fund loses money. Further, during the time when the Fund is short the security, the Fund must borrow that security in order to make delivery on the previous sale, which
--------------------------------------------------------------------------------

The Fund will generally invest for the long term and will, under most conditions, stay at least 80% invested in securities. However, under abnormal market or economic conditions, the Fund's Sub-Advisor may adopt a temporary defensive investment position in the market. When the Advisor assumes such a position, cash reserves may be a significant percentage (up to 100%) of the Fund's total net assets. During times when the Fund holds a significant portion of its net assets in cash, it will not be investing according to its investment objectives and the Fund's performance may be negatively affected as a result.

PAST PERFORMANCE HISTORY

The Fund commenced investment operations on September 23, 2002 and has not yet completed a full calendar year. Accordingly, a performance bar chart and table describing the Fund's annual performance and comparing that performance to appropriate indices is not yet available.

COSTS OF INVESTING IN THE FUND

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund. Annual Fund Operating Expenses are paid out of the assets of the Fund, so their effect is already included in the Fund's daily share price.

SHAREHOLDER FEES:
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)      CLASS A1    CLASS B2    CLASS C2
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage
of offering price)                              5.50%        None        None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of the original purchase
price or redemption proceeds, whichever
is lower).                                       None       5.00%       1.00%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends And other Distributions     None        None        None
--------------------------------------------------------------------------------
Redemption Fees(3)
(as a percentage of amount redeemed)             None        None        None
--------------------------------------------------------------------------------
Exchange Fees                                    None        None        None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------
TYPE OF FEE                            CLASS A   CLASS B   CLASS C
-------------------------------------------------------------------
Management Fees4                        1.45%     1.45%     1.45%
Distribution & Servicing (12b-1)
  Fees5                                 0.25%     1.00%     1.00%
Other Expenses6                         1.18%     1.18%     1.18%
-------------------------------------------------------------------
Total Annual Fund Operating Expenses    2.88%     3.63%     3.63%
-------------------------------------------------------------------

1. Class A Shares of the Fund are subject to a maximum front-end sales charge of 5.50%. Larger investments are subject to smaller sales charges. Please see "Class A Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.

2. Class B Shares of the Fund are subject to a maximum contingent deferred sales charge ("CDSC") of 5.00%. The CDSC declines to zero over an average of seven years. Class C shares are subject to a CDSC of 1.00% for one year after purchase. Please see "Class B Shares" and "Class C Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.

3. The Fund's Custodian may charge a fee (currently $10) on amounts redeemed and sent to you by wire transfer.

4. Management fees have been restated to reflect the higher investment advisory fees (.20) payable to Quaker Funds, Inc. ("QFI") under its investment advisory agreement with the Fund, as approved by shareholders on August 8, 2003. The advisory fees include a fee of 1.45% to QFI for investment advisory services, of which a fee of 0.95% is paid by QFI to the Fund's Sub-Advisor, Sectoral Asset Management, Inc.

5. The Fund's Board of Directors has adopted a Distribution Plan and Shareholder Servicing Plan under Rule 12b-1 of the Investment Company Act of 1940 for each Share Class. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

6.   Other   Expenses   include  fees  paid  to  the  Fund's   transfer   agent,
     administrator, and other service providers.

EXPENSE EXAMPLE

The following example is intended to help you compare the cost of investing in this Fund versus the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

SHAREHOLDER TRANSACTION      ONE YEAR   THREE YEARS     FIVE YEARS  TEN YEARS
EXPENSES
-------------------------------------------------------------------------------
Class A                        $825        $1,393         $1,985      $3,578
Class B                        $865        $1,412         $2,078      $3,647*
Class C                        $465        $1,112         $1,878      $3,889
-------------------------------------------------------------------------------

If you did not redeem your shares, your costs would be:

SHAREHOLDER TRANSACTION      ONE YEAR   THREE YEARS     FIVE YEARS  TEN YEARS
EXPENSES
-------------------------------------------------------------------------------
Class A                        $825        $1,393         $1,985      $3,578
Class B                        $365        $1,112         $1,878     $3,647 *
Class C                        $365        $1,112         $1,878      $3,889
-------------------------------------------------------------------------------

* Class B shares automatically convert to Class A shares once the economic equivalent of a 5.00% sales charge is recovered by the Funds(s) for each investment account which normally occurs 7 years after purchase; therefore, Class A expenses are used in the Example after year seven in the case of Class B shares.

VALUE FUNDS

QUAKER MID-CAP VALUE FUND
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

Long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund's investment objective.
--------------------------------------------------------------------------------

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

o Normally invest at least 80% of the fund's total assets in common stocks or securities convertible into common stocks of companies with market capitalizations similar to the market capitalizations of the companies included in the Russell Midcap Value Index.

o Invest in stocks of companies that exhibit attractive fundamental valuation measures such as price-to-earnings or price-to-book ratios.

o Invest in stocks that are typically considered out of favor by the market as a result of decelerating revenue growth, declining profit margins and increasing competition.
--------------------------------------------------------------------------------

THE PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

o GENERAL RISK: As is the case with most investments, you may lose money by investing in the Fund.

o STOCK MARKET RISK: The Fund is exposed to the risks of investing in common stocks, including price risk and credit risk.

o VALUE RISK: The Fund invests in companies that appear to be "undervalued" in the marketplace (i.e. trading at prices below the company's true worth). If the Fund's perceptions of value are wrong, the securities purchased may not perform as expected, reducing the Fund's return.

o MEDIUM-CAP STOCK RISKS: The Fund invests in companies with medium market capitalizations (generally from $1 to $10 billion). Their stock prices often react more strongly to changes in the marketplace and can be more volatile.
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED IN THE PAST?

The bar chart and table set out below help show the returns and risks of investing in Class A shares of the Fund(1). They show changes in the Fund's yearly performance over the lifetime of the Fund. They also compare the Fund's performance during each period to the performance of the Fund's benchmark, the Russell Mid-Cap Value Index.* The Fund has changed its benchmark from the Russell 2000 Index to the Russell 2000 Growth Index to better reflect the market in which the Fund invests. You should be aware that the Fund's past performance may not be an indication of how the Fund will perform in the future.

QUAKER MID-CAP VALUE FUND CLASS A
ANNUAL RETURNS FOR PERIODS ENDING DECEMBER 31,

[BAR CHART]

7.84%     -2.73%    3.89%     11.85%    -21.48%
1998      1999      2000      2001      2002

----------------------------------------------------
   BEST QUARTER      4TH QUARTER, 2001 24.71%
   WORST QUARTER     3RD QUARTER, 2002 -27.80%
----------------------------------------------------

THE FUND'S CUMULATIVE TOTAL
YEAR-TO-DATE RETURN THROUGH JUNE
30, 2003 WAS 18.26%

(1) The Fund's shareholders approved the conversion of the Fund's No-Load Share Class to Class A shares on June 23, 2000. The returns shown above reflect the performance of the former No-Load Class for periods ending before June 23, 2000, and Class A shares thereafter. Since all the Fund's share classes are invested in the same portfolio of securities, investment returns for each share class will differ only to the extent that each share class has different ongoing expenses and sales charges. Sales loads are not reflected in the performance table. If they were, returns would

* The Russell Midcap Value Index is a widely recognized, unmanaged index of companies included in the Russell 1000 Index with current market capitalizations between $1.40 billion and $13 billion. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

QUAKER MID-CAP VALUE FUND
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING ON DECEMBER 31, 2002(1)     1 YEAR(2)   INCEPTION(3)
----------------------------------------------------------------------
Class A Return Before Taxes                     -25.80%      -0.87%
----------------------------------------------------------------------
Class A After-Tax Return on Distributions       -27.01%      -1.49%
----------------------------------------------------------------------
Class A After-Tax Return on
Distributions and Sale of Fund Shares           -15.56%      -0.87%
----------------------------------------------------------------------
Class B Return Before Taxes                     -25.95%      -5.36%
----------------------------------------------------------------------
Class C Return Before Taxes                     -22.90%      -1.13%
----------------------------------------------------------------------
Institutional Class Return Before Taxes         -21.39%      -0.66%
----------------------------------------------------------------------
Russell Midcap Value Index                       -9.64%       2.95%
----------------------------------------------------------------------

(1) The "after-tax returns" shown above are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state or local taxes. Your actual "after-tax" returns depend on your individual tax situation and may differ from the returns shown above. Also, "after-tax" return information is not relevant to shareholders who hold Fund shares through tax-deferred arrangements. The "after-tax" returns shown above reflect past tax effects and are not predictive of future tax effects.

(2) The 1-year return after taxes on distribution and sale of fund shares may from time to time be higher than the 1-year return before taxes because the method of calculation assumes generally that you can use the short-term capital loss realized upon the sale of fund shares to offset income of the same tax character from other sources thereby reducing the amount of tax you otherwise might owe.

(3) The Fund commenced investment operations on December 31, 1997.

COSTS OF INVESTING IN THE FUND

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund. Annual fund operating expenses are paid out of the assets of the Fund, so their effect is already included in the Fund's daily share price.

SHAREHOLDER FEES:
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)      CLASS A1    CLASS B2    CLASS C2
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage
of offering price)                              5.50%        None        None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of the original purchase
price or redemption proceeds, whichever
is lower).                                       None       5.00%       1.00%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends And other Distributions     None        None        None
--------------------------------------------------------------------------------
Redemption Fees(3)
(as a percentage of amount redeemed)             None        None        None
--------------------------------------------------------------------------------
Exchange Fees                                    None        None        None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
TYPE OF FEE                           CLASS A   CLASS B   CLASS C  INSTITUTIONAL
--------------------------------------------------------------------------------
Management Fees4                       1.05%     1.05%     1.05%       1.05%
Distribution & Servicing (12b-1)
  Fees5                                0.25%     1.00%     1.00%       0.00%
Other Expenses6                        0.81%     0.81%     0.81%       0.81%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses7  2.11%     2.86%     2.86%       1.86%
--------------------------------------------------------------------------------

1. Class A Shares of the Fund are subject to a maximum front-end sales charge of 5.50%. Larger investments are subject to smaller sales charges. Please see "Class A Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.

2. Class B Shares of the Fund are subject to a maximum contingent deferred sales charge ("CDSC") of 5.00%. The CDSC declines to zero over an average of seven years. Class C shares are subject to a CDSC of 1.00% for one year after purchase. Please see "Class B Shares" and "Class C Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.

3. The Fund's Custodian may charge a fee (currently $25) on amounts redeemed and sent to you by wire transfer.

4. Management fees include a fee of 1.05% for investment advisory services to the Fund Manager, Quaker Funds, Inc., of which a fee of 0.75% is paid by Quaker Funds, Inc. to the Fund's Sub-Advisor, Schneider Capital Management.

5. The Fund's Board of Directors has adopted a Distribution and Shareholder Servicing Plan under Rule 12b-1 of the Investment Company Act of 1940 for each Share Class. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

6.   Other   Expenses   include  fees  paid  to  the  Fund's   transfer   agent,
     administrator, and other service providers.

7. Total Annual Operating Expenses reflect expenses for Fund's fiscal year ended June 30, 2003

EXPENSE EXAMPLE

The following example is intended to help you compare the cost of investing in this Fund versus the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs for each share class would be:

SHAREHOLDER TRANSACTION      ONE YEAR   THREE YEARS     FIVE YEARS  TEN YEARS
EXPENSES
-------------------------------------------------------------------------------
Class A                        $752        $1,175         $1,622      $2,857
Class B                        $789        $1,186         $1,709      $2,925*
Class C                        $389          $886         $1,509      $3,185
Institutional Class            $189          $585         $1,006      $2,180
-------------------------------------------------------------------------------

If you did not redeem your shares, based on the above assumptions, your costs would be:

SHAREHOLDER TRANSACTION      ONE YEAR   THREE YEARS     FIVE YEARS  TEN YEARS
EXPENSES
-------------------------------------------------------------------------------
Class A                        $752        $1,175         $1,622      $2,857
Class B                        $289          $886         $1,509      $2,925*
Class C                        $289          $886         $1,509      $3,185
Institutional Class            $189          $585         $1,006      $2,180
-------------------------------------------------------------------------------

* Class B shares automatically convert to Class A shares once the economic equivalent of a 5.00% sales charge is recovered by the Funds(s) for each investment account which normally occurs 7 years after purchase; therefore, Class A expenses are used in the Example after year seven in the case of Class B shares.

QUAKER SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

Long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund's investment objective.
--------------------------------------------------------------------------------

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

o Normally investing at least 80% of the Fund's total assets in US common stocks of companies with market capitalizations similar to the market capitalizations of companies included in the Russell 2000 and Russell 2500 Indices, with an ultimate selection of 150+ stocks; and

o Investing in companies considered by the Fund's Sub-Advisor to have consistent earnings and above-average core assets, selling at relatively low market valuations, with attractive growth and momentum characteristics.

--------------------------------------------------------------------------------

THE PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

o GENERAL RISK: As is the case with most investments, you may lose money by investing in the Fund.

o STOCK MARKET RISK: The Fund is exposed to the risks of investing in common stocks, including price risk and credit risk.

o VALUE RISK: The Fund invests in companies that appear to be "undervalued" in the marketplace (i.e. trading at prices below the company's true worth). If the Fund's perceptions of value are wrong, the securities purchased may not perform as expected, reducing the Fund's return.

o SMALL-CAP STOCK RISKS: The Fund invests in smaller companies (generally less than $1.5 billion market capitalization). Smaller companies can be riskier investments than larger companies..

HOW HAS THE FUND PERFORMED IN THE PAST?

The bar chart and table set out below help show the returns and risks of investing in Class A shares of the Fund(1). They show changes in the Fund's yearly performance over the lifetime of the Fund. They also compare the Fund's performance during each period to the performance of the Fund's benchmark, the Russell 2000 Index.** You should be aware that the Fund's past performance may not be an indication of how the Fund will perform in the future.

QUAKER SMALL-CAP VALUE FUND CLASS A
ANNUAL RETURNS FOR PERIODS ENDING DECEMBER 31,

[BAR CHART]

41.47%    5.15%     1.30%     17.75%    2.27%     -14.21%
1997      1998      1999      2000      2001      2002

----------------------------------------------------
   BEST QUARTER      2ND QUARTER, 1997   20.14%
   WORST QUARTER     3RD QUARTER, 1998  -18.19%
----------------------------------------------------

THE FUNDS' CUMULATIVE YEAR-TO-DATE
TOTAL RETURN THROUGH JUNE 30, 2003
WAS 22.26%

1. The Fund's shareholders approved the conversion of the Fund's No-Load Share Class to Class A shares on June 23, 2000. The returns shown above reflect the performance of the former No-Load Class for periods ending before June 23, 2000, and Class A shares thereafter. Since all the Fund's share classes are invested in the same portfolio of securities, investment returns for each share class will differ only to the extent that each share class has different ongoing expenses and sales charges. Sales loads are not reflected in the performance table. If they were, returns would be lower.

** The Russell 2000 Index is a widely recognized, unmanaged market capitalization index comprised of the smallest 2000 companies represented in the Russell 3000 Index. The Index currently represents approximately 8% of the market capitalization of the Russell 3000 Index, with a market capitalization range from $128 million to $1.3 billion. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

QUAKER SMALL-CAP VALUE FUND
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING ON DECEMBER 31, 2002(1)     1 YEAR(2)   5 YEAR   INCEPTION(3)
--------------------------------------------------------------------------------
Class A Return Before Taxes                     -18.93%     1.93%       7.37%
--------------------------------------------------------------------------------
Class A After-Tax Return on Distributions       -20.08%     0.72%       5.49%
--------------------------------------------------------------------------------
Class A After-Tax Return on
Distributions and Sale of Fund Shares           -10.52%     1.24%       5.31%
--------------------------------------------------------------------------------
Class B Return Before Taxes                     -19.12%       N/A      -2.66%
--------------------------------------------------------------------------------
Class C Return Before Taxes                     -15.78%       N/A       3.89%
--------------------------------------------------------------------------------
Institutional Class Return Before Taxes         -14.02%       N/A      -1.15%
--------------------------------------------------------------------------------
Russell 2000 Index                              -20.48%    -1.36%       2.73%
--------------------------------------------------------------------------------

(1) The "after-tax returns" shown above are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state or local taxes. Your actual "after-tax" returns depend on your individual tax situation and may differ from the returns shown above. Also, "after-tax" return information is not relevant to shareholders who hold Fund shares through tax-deferred arrangements. The "after-tax" returns shown above reflect past tax effects and are not predictive of future tax effects.

(2) The 1-year return after taxes on distribution and sale of fund shares may from time to time be higher than the 1-year return before taxes because the method of calculation assumes generally that you can use the short-term capital loss realized upon the sale of fund shares to offset income of the same tax character from other sources thereby reducing the amount of tax you otherwise might owe.

(3) The Fund commenced operations on November 25, 1996.

COSTS OF INVESTING IN THE FUND

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund. Annual fund operating expenses are paid out of the assets of the Fund, so their effect is already included in the Fund's daily share price.

SHAREHOLDER FEES:
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)      CLASS A1    CLASS B2    CLASS C2
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage
of offering price)                              5.50%        None        None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of the original purchase
price or redemption proceeds, whichever
is lower).                                       None       5.00%       1.00%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends And other Distributions     None        None        None
--------------------------------------------------------------------------------
Redemption Fees(3)
(as a percentage of amount redeemed)             None        None        None
--------------------------------------------------------------------------------
Exchange Fees                                    None        None        None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
TYPE OF FEE                           CLASS A   CLASS B   CLASS C  INSTITUTIONAL
--------------------------------------------------------------------------------
Management Fees4                       1.80%     1.80%     1.80%       1.80%
Distribution & Servicing (12b-1)
  Fees5                                0.25%     1.00%     1.00%       0.00%
Other Expenses6                        0.58%     0.58%     0.58%       0.58%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses7  2.63%     3.38%     3.38%       2.38%
--------------------------------------------------------------------------------

1. Class A Shares of the Fund are subject to a maximum front-end sales charge of 5.50%. Larger investments are subject to smaller sales charges. Please see "Class A Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.

2. Class B Shares of the Fund are subject to a maximum contingent deferred sales charge ("CDSC") of 5.00%. The CDSC declines to zero over an average of seven years. Class C shares are subject to a CDSC of 1.00% for one year after purchase. Please see "Class B Shares" and "Class C Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.

3. The Fund's Custodian may charge a fee (currently $25) on amounts redeemed and sent to you by wire transfer.

4. Management fees include the maximum payable for the fiscal year of 1.80% for investment advisory services to the Fund Manager, Quaker Funds, Inc., of which a fee of 1.50% was paid by Quaker Funds. Inc. to the Fund's Sub-Advisor, Aronson+Johnson+Ortiz, LP. Please see the fee table in the "WHO MANAGES OUR FUNDS" section of the prospectus for more detail on the performance adjustment fees paid to the Sub-Advisor.

5. The Fund's Board of Directors has adopted a Distribution and Shareholder Servicing Plan under Rule 12b-1 of the Investment Company Act of 1940 for each Share Class. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

6.   Other   Expenses   include  fees  paid  to  the  Fund's   transfer   agent,
     administrator, and other service providers.

7. Quaker Funds, Inc. has voluntarily agreed to waive that portion, if any, of the investment advisory fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses of the Class A, Class B, Class C and Class I shares of the Fund do not exceed 2.60%, 3.35%, 3.35% and 2.35%, respectively. Quaker Funds, Inc. currently has no intention to terminate this arrangement, however, it may do so at any time in its sole discretion.

EXPENSE EXAMPLE

The following example is intended to help you compare the cost of investing in this Fund versus the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs for each share class would be:

SHAREHOLDER TRANSACTION
EXPENSES                     ONE YEAR   THREE YEARS     FIVE YEARS  TEN YEARS
-------------------------------------------------------------------------------
Class A                        $801        $1,322         $1,868      $3,351
Class B                        $841        $1,339         $1,960      $3,416*
Class C                        $441        $1,039         $1,760      $3,667
Institutional Class            $241          $742         $1,270      $2,716
-------------------------------------------------------------------------------

If you did not redeem your shares, based on the above assumptions, your costs would be:

SHAREHOLDER TRANSACTION      ONE YEAR   THREE YEARS     FIVE YEARS  TEN YEARS
EXPENSES
-------------------------------------------------------------------------------
Class A                        $801        $1,322         $1,868      $3,351
Class B                        $341        $1,039         $1,760      $3,416*
Class C                        $341        $1,039         $1,760      $3,667
Institutional Class            $241          $742         $1,270      $2,716
-------------------------------------------------------------------------------

* Class B shares automatically convert to Class A shares once the economic equivalent of a 5.00% sales charge is recovered by the Funds(s) for each investment account which normally occurs 7 years after purchase; therefore, Class A expenses are used in the Example after year seven in the case of Class B shares.

GEEWAX TERKER CORE VALUE FUND
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

Long capital appreciation through the prudent investment in securities issued by companies considered by the Advisor to be "value" oriented companies. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund's investment objective.
--------------------------------------------------------------------------------

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

o Normally invest at least 80% of the Fund's total assets in common stocks or securities convertible into common stocks of companies that are included in the Russell 1000 Value Index; Invest a majority of the Fund's assets in stocks of companies with market capitalizations comparable to the market capitalizations of the companies in the Russell 1000 Value Index;

o Invest in stocks of companies that have attractive fundamental valuation measures, such as price/earnings or price/cash flow;

o Invest in stocks of companies or industry groups that may be temporarily out of favor;

o    Invest in stocks of companies that have  undervalued or overlooked  assets;
     and

o Allocate the Fund's investment portfolio among various industry sectors in approximately the same percentages as those industries are represented in the Russell 1000 Index.

The Fund will generally invest for the long term and will, under most conditions, stay at least 80% invested in securities. However, under abnormal market or economic conditions, the Fund's Advisor may adopt a temporary defensive investment position in the market. When the Advisor assumes such a position, cash reserves may be a significant percentage (up to 100%) of the Fund's total net assets. During times when the Fund holds a significant portion of its net assets in cash, it will not be investing according to its investment objectives and the Fund's performance may be negatively affected as a result.

Mutual funds generally emphasize either "growth" or "value" styles of investing. Growth funds invest in companies that exhibit faster-than-average growth in revenues and earnings. Value funds invest in companies that appear under-priced according to certain financial measurements of their intrinsic worth or business prospects, such as low p/e and p/s ratios. The Fund primarily invests in "value" companies.

--------------------------------------------------------------------------------

The Fund will normally invest its remaining assets, if any, in a variety of other securities, such as US government debt instruments, corporate debt securities, other unaffiliated mutual funds, commercial paper, bankers acceptances and repurchase agreements.
--------------------------------------------------------------------------------

THE PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

o GENERAL RISKS: You could lose money investing in the Fund. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund's investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.

o COMMON STOCK RISK: The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

o VALUE RISK: The Fund invests in companies that appear to be value-oriented companies. If the Fund's perceptions of a company's potential are wrong, the securities purchased may not perform as expected, reducing the Fund's return. Further, "value" stocks, in general, may lose favor in the market and under perform other types of securities.

PAST PERFORMANCE HISTORY

The Fund commenced investment operations on March 26, 2002 and has not yet completed a full calendar year. Accordingly, a performance bar chart and table describing the Fund's annual performance and comparing that performance to appropriate indices is not yet available.

COSTS OF INVESTING IN THE FUND

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund. Annual Fund Operating Expenses are paid out of the assets of the Fund, so their effect is already included in the Fund's daily share price.

SHAREHOLDER FEES:
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)      CLASS A1    CLASS B2    CLASS C2
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage
of offering price)                              5.50%        None        None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of the original purchase
price or redemption proceeds, whichever
is lower).                                       None       5.00%       1.00%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends And other Distributions     None        None        None
--------------------------------------------------------------------------------
Redemption Fees(3)
(as a percentage of amount redeemed)             None        None        None
--------------------------------------------------------------------------------
Exchange Fees                                    None        None        None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------
TYPE OF FEE                            CLASS A   CLASS B   CLASS C
-------------------------------------------------------------------
Management Fees4                        1.05%     1.05%     1.05%
Distribution & Servicing (12b-1)
  Fees5                                 0.25%     1.00%     1.00%
Other Expenses6                         0.82%     0.82%     0.82%
-------------------------------------------------------------------
Total Annual Fund Operating Expenses7   2.12%     2.87%     2.87%
-------------------------------------------------------------------

1. Class A Shares of the Fund are subject to a maximum front-end sales charge of 5.50%. Larger investments are subject to smaller sales charges. Please see "Class A Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.

2. Class B Shares of the Fund are subject to a maximum contingent deferred sales charge ("CDSC") of 5.00%. The CDSC declines to zero over an average of seven years. Class C shares are subject to a CDSC of 1.00% for one year after purchase. Please see "Class B Shares" and "Class C Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.

3. The Fund's Custodian may charge a fee (currently $25) on amounts redeemed and sent to you by wire transfer.

4. Management fees include a fee of 1.05% for investment advisory services to the Fund Manager, Quaker Funds, Inc., of which a fee of 0.75% is paid by Quaker Funds, Inc. to the Fund's Sub-Advisor, Geewax Terker & Co.

5. The Fund's Board of Directors has adopted a Distribution and Shareholder Servicing Plan under Rule 12b-1 of the Investment Company Act of 1940 for each Share Class. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

6.   Other   Expenses   include  fees  paid  to  the  Fund's   transfer   agent,
     administrator, and other service providers.

7. Expenses for Class A shares reflect actual expenses for the period 3/26/02 thru 6/30/02. Class B & C expenses are estimates.

EXPENSE EXAMPLE

The following example is intended to help you compare the cost of investing in this Fund versus the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

SHAREHOLDER TRANSACTION      ONE YEAR   THREE YEARS     FIVE YEARS  TEN YEARS
EXPENSES
-------------------------------------------------------------------------------
Class A                        $753        $1,177         $1,626      $2,867
Class B                        $790        $1,189         $1,713      $2,934*
Class C                        $390          $889         $1,513      $3,195
-------------------------------------------------------------------------------

If you did not redeem your shares, your costs would be:

SHAREHOLDER TRANSACTION      ONE YEAR   THREE YEARS     FIVE YEARS  TEN YEARS
EXPENSES
-------------------------------------------------------------------------------
Class A                        $753        $1,177         $1,626      $2,867
Class B                        $290          $889         $1,513      $2,934*
Class C                        $290          $889         $1,513      $3,195
-------------------------------------------------------------------------------

* Class B shares automatically convert to Class A shares once the economic equivalent of a 5.00% sales charge is recovered by the Funds(s) for each investment account which normally occurs 7 years after purchase; therefore, Class A expenses are used in the Example after year seven in the case of Class B shares.

FIXED INCOME FUNDS

QUAKER FIXED INCOME FUND
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

Current income, preservation of capital and maximization of total returns through active management of predominately investment grade fixed income securities. Total Return is derived by combining the total changes in the principal value of all the Fund's investments with the total dividends and interest paid to the Fund.
--------------------------------------------------------------------------------

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

o Normally investing at least 80% of the Fund's total assets in a variety of debt securities, including US Government notes and bonds, corporate notes and bonds, collateralized mortgage obligations, asset-backed securities and floating rate notes;

o Lengthening the duration* of the Fund's portfolio when yields appear abnormally high and shortening duration when yields appear abnormally low;

o Changing the average maturity structure of the Fund to take advantage of shifts in the general interest rate environment;

o Structuring the Fund's portfolio to take advantage of differences in the relative valuation of U.S. Treasury securities versus mortgage backed securities, asset backed securities, corporate bonds and U.S. agency securities; and investing predominately in "investment grade" securities as defined by Moody's Investors Service, Inc. ("Moodys") or other similar service, or if no rating exists, of equivalent quality as determined by the Advisor under the Supervision of the Board of Trustees. For a more complete description of the various bond ratings for Moody's, and other nationally rated services, see Appendix A to the Statement of Additional Information.

* Duration. "Duration" is not the same thing as "maturity". Duration weighs all potential cash flows - principal, interest and reinvestment income - on an expected present value basis, to determine the "effective maturity" of the security as opposed to the stated maturity. Using such an analysis, a security with a maturity of ten years may only have a duration of six years.
--------------------------------------------------------------------------------

THE PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

o GENERAL RISK: Like with most investments, you may lose money by investing in the Fund.

o INTEREST RATE RISK: The Fund invests in debt instruments. Generally, as interest rates rise, the price value of debt securities falls.

o CREDIT RISK: The Fund invests in debt securities of non-guaranteed entities. Adverse changes in the creditworthiness of an issuer can have an adverse effect on the value of the issuer's securities.

o TIME RISK: The Fund invests according to certain duration targets, which may change from time to time. The longer the portfolio's overall duration, the greater the risk of adverse price changes. Also, portfolios with greater duration periods tend to experience more volatile price movements.
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED IN THE PAST?

The bar chart and table set out below help show the returns and risks of investing in Class A shares of the Fund. They show changes in the Fund's yearly performance over the lifetime of the Fund. They also compare the Fund's performance during each period to the performance of the Fund's benchmark, the Lehman Brothers Intermediate Aggregate Index*, as well as the Salomon Broad Investment Grade Index.** The Fund has changed its benchmark from the Salomon Broad Investment-Grade Index to the Lehman Brothers Intermediate Aggregate Index to better reflect the market in which the Fund invests. You should be aware that the Fund's past performance may not be an indication of how the Fund will perform in the future.

QUAKER FIXED INCOME FUND CLASS A
ANNUAL RETURNS FOR PERIODS ENDING DECEMBER 31,

[BAR CHART]

8.11%     8.52%     -3.00%    8.36%     3.35%     3.26%
1997      1998      1999      2000      2001      2002

----------------------------------------------------
   BEST QUARTER      3RD QUARTER, 2001   5.06%
   WORST QUARTER     2ND QUARTER, 1999  -1.65%
----------------------------------------------------

THE FUND'S CUMULATIVE YEAR-TO-DATE
TOTAL RETURN THROUGH JUNE 30, 2003
WAS 2.79%

1. The Fund's shareholders approved the conversion of the Fund's No-Load Share Class to Class A shares on June 23, 2000. The returns shown above reflect the performance of the former No-Load Class for periods ending before June 23, 2000, and Class A shares thereafter. Since all the Fund's share classes are invested in the same portfolio of securities, investment returns for each share class will differ only to the extent that each share class has different ongoing expenses and sales charges. Sales loads are not reflected in the performance table. If they were, returns would be lower.

* The Lehman Brothers Intermediate Aggregate Index a comprehensive benchmark that measures the performance of intermediate maturity range (from 1 year up to, but not including, 10 years) of U.S. domestic, taxable, investment grade fixed rate government and corporate securities, mortgage pass-through securities, and asset-backed securities.

** The Salomon Broad Investment Grade Index is an unmanaged index composed of a broad variety of investment grade bonds. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

QUAKER FIXED INCOME FUND
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING ON DECEMBER 31, 2002(1)     1 YEAR(2)   5 YEAR   INCEPTION(3)
--------------------------------------------------------------------------------
Class A Return Before Taxes                      -1.13%     4.01%       4.49%
--------------------------------------------------------------------------------
Class A After-Tax Return on Distributions        -4.14%     1.65%       2.23%
--------------------------------------------------------------------------------
Class A After-Tax Return on
Distributions and Sale of Fund Shares            -0.71%     2.02%       2.47%
--------------------------------------------------------------------------------
Class B Return Before Taxes                      -2.80%       N/A       0.85%
--------------------------------------------------------------------------------
Class C Return Before Taxes                       1.33%       N/A       4.40%
--------------------------------------------------------------------------------
Institutional Class Return Before Taxes           3.44%       N/A       4.73%
--------------------------------------------------------------------------------
Lehman Brothers Intermediate Aggregate
Index                                             9.49%     7.47%       7.42%
--------------------------------------------------------------------------------
Salomon Broad Investment Grade Index             -1.13%     4.01%       4.49%
--------------------------------------------------------------------------------

(1) The "after-tax returns" shown above are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state or local taxes. Your actual "after-tax" returns depend on your individual tax situation and may differ from the returns shown above. Also, "after-tax" return information is not relevant to shareholders who hold Fund shares through tax-deferred arrangements. The "after-tax" returns shown above reflect past tax effects and are not predictive of future tax effects.

(2) The 1-year return after taxes on distribution and sale of fund shares may from time to time be higher than the 1-year return before taxes because the method of calculation assumes generally that you can use the short-term capital loss realized upon the sale of fund shares to offset income of the same tax character from other sources thereby reducing the amount of tax you otherwise might owe.

(3) The Fund commenced operations on November 25, 1996.

COSTS OF INVESTING IN THE FUND

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund. Annual fund operating expenses are paid out of the assets of the Fund, so their effect is already included in the Fund's daily share price.

SHAREHOLDER FEES:
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)      CLASS A1    CLASS B2    CLASS C2
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage
of offering price)                              4.25%        None        None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of the original purchase
price or redemption proceeds, whichever
is lower).                                       None       5.00%       1.00%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends And other Distributions     None        None        None
--------------------------------------------------------------------------------
Redemption Fees(3)
(as a percentage of amount redeemed)             None        None        None
--------------------------------------------------------------------------------
Exchange Fees                                    None        None        None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
TYPE OF FEE                           CLASS A   CLASS B   CLASS C  INSTITUTIONAL
--------------------------------------------------------------------------------
Management Fees4                       0.65%     0.65%     0.65%       0.65%
Distribution & Servicing (12b-1)
  Fees5                                0.25%     1.00%     1.00%       0.00%
Other Expenses6                        0.66%     0.66%     0.66%       0.66%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses7  1.56%     2.31%     2.31%       1.31%
--------------------------------------------------------------------------------

1. Class A Shares of the Fund are subject to a maximum front-end sales charge of 4.25%. Larger investments are subject to smaller sales charges. Please see "Class A Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.

2. Class B Shares of the Fund are subject to a maximum contingent deferred sales charge ("CDSC") of 5.00%. The CDSC declines to zero over an average of seven years. Class C shares are subject to a CDSC of 1.00% for one year after purchase. Please see "Class B Shares" and "Class C Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.

3. The Fund's Custodian may charge a fee (currently $25) on amounts redeemed and sent to you by wire transfer.

4. The advisory fees include a fee of 0.65% payable to Quaker Funds, Inc. ("QFI") for investment advisory services, of which a fee of 0.35% is paid by QFI to the Fund's Sub-Advisor, Andres Capital Management. Management fees have been restated to reflect the lower investment advisory fees (0.35%) charged to the Fund by QFI, which are a result of the lower sub-advisory fees QFI pays to ACM under the sub-investment advisory agreement approved by shareholders on August 8, 2003.

5. The Fund's Board of Directors has adopted a Distribution and Shareholder Servicing Plan under Rule 12b-1 of the Investment Company Act of 1940 for each Share Class. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

6.   Other   Expenses   include  fees  paid  to  the  Fund's   transfer   agent,
     administrator, and other service providers.

7. Total Annual Operating Expenses have been restated to reflect the lower management fees described above in footnote 4.

EXPENSE EXAMPLE

The following example is intended to help you compare the cost of investing in this Fund versus the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs for each share class would be:

SHAREHOLDER TRANSACTION      ONE YEAR   THREE YEARS     FIVE YEARS  TEN YEARS
EXPENSES
-------------------------------------------------------------------------------
Class A                        $577          $897         $1,239      $2,203
Class B                        $734        $1,021         $1,435      $2,370*
Class C                        $334          $721         $1,235      $2,646
Institutional Class            $133          $415           $718      $1,579
-------------------------------------------------------------------------------

If you did not redeem your shares, your costs would be:

SHAREHOLDER TRANSACTION       ONE YEAR   THREE YEARS     FIVE YEARS  TEN YEARS
EXPENSES
--------------------------------------------------------------------------------
Class A                         $577         $897          $1,239      $2,203
Class B                         $234         $721          $1,235      $2,370*
Class C                         $234         $721          $1,235      $2,646
Institutional Class             $133         $415            $718      $1,579
--------------------------------------------------------------------------------

* Class B shares automatically convert to Class A shares once the economic equivalent of a 5.00% sales charge is recovered by the Funds(s) for each investment account which normally occurs 7 years after purchase; therefore, Class A expenses are used in the Example after year seven in the case of Class B shares.

TAX-EXEMPT FUNDS

QUAKER INTERMEDIATE MUNICIPAL BOND FUND
(FORMERLY THE QUAKER HIGH YIELD FUND)
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

The Fund seeks to achieve as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. To pursue this objective, the Fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax.

--------------------------------------------------------------------------------

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund will normally invest at least 80% of its assets in municipal bonds, and at least 90% of the Fund's assets will normally be invested in municipal bonds rated investment grade or higher at the time of purchase by Moody's Investors Services, Inc., or the unrated equivalent as determined in good faith by the Fund's Sub-Adviser. The Fund's remaining assets may be invested in bonds rated below investment grade by Moody's Investors Services, Inc. The Fund will normally maintain a portfolio of holdings having a dollar-weighted average maturity between three and ten years.

The Fund's Sub-Adviser may buy and sell bonds based on credit quality, financial outlook and yield potential. In selecting municipal bonds for investment, the Sub-Adviser may assess the current interest rate environment and the municipal bond's potential volatility in different rate environments. The Sub-Adviser focuses on bonds with the potential to attract current income, typically looking for bonds that can provide consistently high current yields or that are trading at competitive market prices. A portion of the Fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium bonds", which are bonds that trade at a price above their face value.
 The Fund's allocation to either discount or premium bonds will change along with the Sub-Adviser's changing views of the current interest rate and market environment. The Sub-Adviser may also look to select bonds that are most likely to obtain attractive prices when sold.

Although the Fund's objective is to generate income exempt from federal income tax, interest from some of the Fund's holdings may be subject to the federal alternative minimum tax. Further, the Fund may occasionally invest in taxable bonds.

The Fund may, but is not obligated to use derivatives such as futures and options as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.
--------------------------------------------------------------------------------

[SIDEBAR]

EXPLANATION OF TERMS
--------------------

DOLLAR-WEIGHTED AVERAGE MATURITY is the average of the stated maturities of the bonds held in the Fund, based on their dollar-weighted proportions in the Fund.

INVESTMENT GRADE BONDS: Moody's, an independent rating organization analyzes and evaluates a bond issuer's credit history and ability to repay debts. Based on those assessments, it assigns letter grades that reflect the issuer's creditworthiness. Ratings of Baa3 and higher are considered to be investment grade. Ratings below Baa3 are considered below investment grade.

[END SIDEBAR]

THE PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

o GENERAL RISK: As is the case with most investments, you may lose money by investing in the Fund.

o INTEREST RATE RISK:: Prices of municipal bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and negatively impact the Fund's share price. The longer the Fund's average maturity, the more its share price will likely react to a change in interest rates.

o CREDIT RISK: Failure of an issuer to make timely interest or principal payments, or a decline or perception of decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering the Fund's share price. Although the Fund invests mostly in investment grade bonds, it may also invest in high yield ("junk") bonds, which involve greater credit risk. These lower grade bonds are considered to be speculative with respect to the issuer's continuing ability to make interest and principal payments. High yield bond prices may fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

o LIQUIDITY RISK: When there is no active trading market for a specific type of security, it can become more difficult to sell that security at or near its perceived value. Under such circumstances, the value of the security and the Fund's share price may fall dramatically. Further, some municipal lease obligations in which the fund may invest may be considered illiquid if the issuer is not obligated to make payments on the obligation in future years.

o DERIVATIVES RISK: The Fund may invest in options and futures. Certain derivatives may cause taxable income. A small investment in derivatives can have a large impact on the Fund's performance. Investing in derivatives exposes the Fund to risks different from and often greater than the risks of direct investment in the underlying securities. Derivatives can be highly volatile and difficult to value, and there is the additional risk that the price of a derivative will not always correlate to the price of its underlying security.

o TEMPORARY DEFENSIVE POSITIONS: Under adverse market conditions, the Fund could invest some or all of its assets in money market securities. Although the Fund would invest in this manner for defensive purposes, it could reduce the benefit of any upswing in the market. During such periods, the Fund will not be investing in accordance with and may not achieve its investment objective.
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED IN THE PAST? +

The bar chart and table set out below help show the returns and risks of investing in Class A shares of the Fund. They show changes in the Fund's yearly performance over the lifetime of the Fund. The performance table compares the Fund's performance during each period to the performance of the Fund's new benchmark, the Lehman Brothers Five(5) Year GO Municipal Bond Index**, which more accurately reflects the municipal securities in which the Fund will invest according to its new investment objective and strategy. Also shown is the Fund's previous index, the Lehman Corporate High Yield Index***.You should be aware that the Fund's past performance may not be an indication of how the Fund will perform in the future.

QUAKER INTERMEDIATE MUNICIPAL BOND FUND CLASS A
ANNUAL RETURNS FOR PERIODS ENDING DECEMBER 31,

[BAR CHART

-7.16%    -22.41%
2001      2002

----------------------------------------------------
   BEST QUARTER      1ST QUARTER, 2001     7.90%
   WORST QUARTER     3RD QUARTER, 2002   -23.06%
----------------------------------------------------

THE FUND'S CUMULATIVE YEAR-TO-DATE
TOTAL RETURN THROUGH JUNE 30, 2003
WAS 8.76%

** The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. The 5 Year GO index is the 5 Year (4-6) component of the Municipal Bond Index that includes only general obligation bonds. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

*** The Lehman Corporate High Yield Index is an unmanaged index composed of a broad variety of non-investment grade bonds. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment

AVERAGE ANNUAL TOTAL RETURNS+
FOR PERIODS ENDING ON DECEMBER 31, 2002(1)     1 YEAR(2)  INCEPTION(3)
----------------------------------------------------------------------
Class A Return Before Taxes                     -25.71%     -14.75%
----------------------------------------------------------------------
Class A After-Tax Return on Distributions       -28.77%     -18.08%
----------------------------------------------------------------------
Class A After-Tax Return on
Distributions and Sale of Fund Shares           -15.55%     -12.70%
----------------------------------------------------------------------
Class B Return Before Taxes                     -26.81%     -14.27%
----------------------------------------------------------------------
Class C Return Before Taxes                     -23.69%     -21.53%
----------------------------------------------------------------------
Institutional Class Return Before Taxes         -22.23%     -12.76%
----------------------------------------------------------------------
Lehman Brothers Five Year GO Municipal
Bond Index                                        9.00%       7.54%
----------------------------------------------------------------------
Salomon Broad Investment Grade Index              1.41%      -0.42%
----------------------------------------------------------------------

(1) The "after-tax returns" shown above are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state or local taxes. Your actual "after-tax" returns depend on your individual tax situation and may differ from the returns shown above. Also, "after-tax" return information is not relevant to shareholders who hold Fund shares through tax-deferred arrangements. The "after-tax" returns shown above reflect past tax effects and are not predictive of future tax effects.

(2) The 1-year return after taxes on distribution and sale of fund shares may from time to time be higher than the 1-year return before taxes because the method of calculation assumes generally that you can use the short-term capital loss realized upon the sale of fund shares to offset income of the same tax character from other sources thereby reducing the amount of tax you otherwise might owe.

(3) Class A shares of the Fund commenced operations on September 5, 2000. The since inception return for the Lehman Five Year GO Municipal Bond Index was calculated from September 1, 2000.

+ Prior to August 8, 2003, the Fund had an investment objective and investment strategy to invest in taxable, non-investment grade fixed income securities. Therefore, the Fund's performance prior to August 8, 2003 may not be indicative of how the fund will perform in the future.

COSTS OF INVESTING IN THE FUND

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund. Annual fund operating expenses are paid out of the assets of the Fund, so their effect is already included in the Fund's daily share price.

SHAREHOLDER FEES:
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)      CLASS A1    CLASS B2    CLASS C2
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of
offering price)                                 4.25%        None        None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of the original purchase
price or redemption proceeds, whichever
is lower).                                       None       5.00%       1.00%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends And other Distributions     None        None        None
--------------------------------------------------------------------------------
Redemption Fees(3)
(as a percentage of amount redeemed)             None        None        None
--------------------------------------------------------------------------------
Exchange Fees                                    None        None        None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
TYPE OF FEE                           CLASS A   CLASS B   CLASS C  INSTITUTIONAL
--------------------------------------------------------------------------------
Management Fees4                       0.65%     0.65%     0.65%       0.65%
Distribution & Servicing (12b-1)
  Fees5                                0.25%     1.00%     1.00%       0.00%
Other Expenses6                        0.68%     0.68%     0.68%       0.68%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses7  1.58%     2.33%     2.33%       1.33%
--------------------------------------------------------------------------------

1. Class A Shares of the Fund are subject to a maximum front-end sales charge of 4.25%. Larger investments are subject to smaller sales charges. Please see "Class A Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.

2. Class B Shares of the Fund are subject to a maximum contingent deferred sales charge ("CDSC") of 5.00%. The CDSC declines to zero over an average of seven years. Class C shares are subject to a CDSC of 1.00% for one year after purchase. Please see "Class B Shares" and "Class C Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.

3. The Fund's Custodian may charge a fee (currently $10) on amounts redeemed and sent to you by wire transfer.

4. Management fees have been restated to reflect the lower advisory and sub-advisory fees under the revised advisory agreement and the new sub-investment advisory agreement approved by the shareholders on August 8, 2003. The management fees include a fee of 0.65%% for investment advisory services to the Fund Manager, Quaker Funds, Inc., of which a fee of 0.35% is paid by Quaker Funds, Inc. to the Fund's Sub-Advisor, Andres Capital Management.

5. The Fund's Board of Directors has adopted a Distribution and Shareholder Servicing Plan under Rule 12b-1 of the Investment Company Act of 1940 for each Share Class. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

6.   Other   Expenses   include  fees  paid  to  the  Fund's   transfer   agent,
     administrator and other service providers.

7. Total Annual Operating Expenses have been restated to reflect the lower management fees described above in footnote #4.

EXPENSE EXAMPLE

The following example is intended to help you compare the cost of investing in this Fund versus the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs for each share class would be:

SHAREHOLDER TRANSACTION       ONE YEAR   THREE YEARS     FIVE YEARS  TEN YEARS
EXPENSES
--------------------------------------------------------------------------------
Class A                         $579          $903         $1,249      $2,223
Class B                         $736        $1,027         $1,445      $2,391*
Class C                         $336          $727         $1,245      $2,666
Institutional Class             $135          $421           $729      $1,601
--------------------------------------------------------------------------------

IF YOU DID NOT REDEEM YOUR SHARES, BASED ON THE ABOVE ASSUMPTIONS, YOUR COSTS WOULD BE:

SHAREHOLDER TRANSACTION       ONE YEAR   THREE YEARS     FIVE YEARS  TEN YEARS
EXPENSES
--------------------------------------------------------------------------------
Class A                         $579         $903          $1,249      $2,223
Class B                         $236         $727          $1,245      $2,391*
Class C                         $236         $727          $1,245      $2,666
Institutional Class             $135         $421            $729      $1,601
--------------------------------------------------------------------------------

* Class B shares automatically convert to Class A shares once the economic equivalent of a 5.00% sales charge is recovered by the Funds(s) for each investment account which normally occurs 7 years after purchase; therefore, Class A expenses are used in the Example after year seven in the case of Class B shares.

                     ADDITIONAL INVESTMENT INFORMATION

The principal investment strategies of each Fund were set forth in the "Our Funds" Section of this Prospectus. What follows is some additional information that might be helpful to you concerning the investment strategies employed by some of our Funds.

GROWTH FUNDS

QUAKER CAPITAL OPPORTUNITIES FUND

The Sub-Advisor employs fundamental security analysis of individual companies which have been identified through a combination of a "top down", then "bottom up" approach. The Sub-Advisor's investment process begins with a "top down" analysis which is based on a continuing analysis of the overall economy, industry trends and interest rate movements. The Sub-Advisor analyses GDP, corporate profits, interest rates, monetary policy and inflation to arrive at a forecast of the overall economic forecast. The Sub-Advisor then uses that forecast to assess risk/reward relationships among various industries and further refine its investment selection process. As part of that analysis, sectors of the economy that are expected to over or under-perform the overall economy can be identified.

Individual security selection is then undertaken using a "bottom up" approach, incorporating in-house, independent and Wall Street sources of information. The Sub-Advisor seeks to invest in companies that have great products, pricing power, strong management teams, good valuations and are industry leaders in the sectors identified by the Sub-Advisor as those with superior overall growth prospects.

The Sub-Advisor will sell a security when it reaches an upside price target or there is a fundamental change at the company or sector level

The Fund invests primarily in common stocks and similar securities, including preferred stocks, warrants, securities convertible into common stock and securities purchased on a when-issued basis.

The Fund generally purchases securities for long-term investment although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates, or by reason of economic or other developments not foreseen at the time of the investment decision. Changes are made in the Fund's portfolio whenever the Advisor believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. Increased portfolio turnover may cause the Fund to incur higher brokerage costs, which may adversely affect the Fund's performance, and may produce increased taxable distributions.

The Fund may use options on securities, securities indices and other types of derivatives primarily for hedging purposes. The Fund may also invest, to a lesser degree, in these types of securities for non-hedging purposes, such as seeking to enhance returns.

Derivatives are financial instruments whose value depends upon, or is derived from, the value of the underlying investment, pool of investments, or index. The Fund's return on a derivative typically depends on the change in the value of the investment, pool of investments, or index specified in the derivative instrument. Derivatives involve special risks and may result in losses. The Fund will be dependent on the Advisor's ability to analyze and manage these sophisticated instruments. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders.

The Fund may invest up to 15% of its net assets in foreign securities. These investments may be publicly traded in the United States or on a foreign exchange and may be bought and sold in a foreign currency. The Advisor generally selects foreign securities on a stock-by-stock basis based on total-return potential. Foreign investments are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

Under normal market conditions, the Fund may invest up to 15% of its total assets in all types of fixed income securities, including U.S. government obligations, and up to 10% of its total assets in high-yield bonds. The Fund may also purchase fixed income securities on a when-issued, delayed delivery, or forward commitment basis.

Fixed income securities are subject to credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt. Interest rate risk is the risk that a Fund's investments in fixed income securities may fall when interest rates rise.

Investments in high-yield bonds are considered to be more speculative than higher quality fixed income securities. They are more susceptible to credit risk than investment-grade securities, especially during periods of economic uncertainty or economic downturns. The value of lower quality securities are subject to greater volatility and are generally more dependent on the ability of the issuer to meet interest and principal payments than higher quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.

The Fund may enter into short sales. If this practice is used by the Fund, the intent would be to primarily hedge the Fund's portfolio by shorting against existing portfolio holdings or securities whose values are linked to various indices such as, Standard & Poor's Depository Receipts (SPDRs), Diamonds, NASDAQ 100, and Merrill Lynch HOLDRs. Investing for hedging purposes may result in certain transaction costs which may reduce the Fund's performance. In addition, there is no assurance that a short position will achieve a perfect correlation with the security that is being hedged against.

QUAKER BIOTECH PHARMA-HEALTHCARE FUND

The Sub-Advisor employs fundamental security analysis of individual companies which have been identified through the "bottom up" approach. In selecting stocks for the fund, the Sub-Advisor engages in its own primary research, and focuses on the type of business engaged in, the pipeline of products and services in development, the financial strength of the company and its commitment to research and development, the validity and marketability of the products and services, and the company's valuations in the marketplace.

In order to assist the Sub-Advisor in its assessments of a company's worth to the Fund, the Sub-Advisor has formed a Scientific Advisory Network of scientists from around the world. When the Sub-Advisor learns of a new product or service being developed by a company whose stock is either already held by the Fund or is being considered for purchase by the Fund, the Sub-Advisor engages this network of scientists to evaluate the new product or service being developed and render its opinion as to the likely benefits and uses for such products.

As part of its fundamental research, the Sub-Advisor may also rely upon specific sources of information, including general economic and industry data as provided by the U.S. Government, various trade associations and other sources, brokerage research reports, and published corporate financial data such as annual reports, 10-Ks, and quarterly statements, as well as direct interviews with company management. The Sub-Advisor also reviews traditional financial data such as price-sales and earnings ratios, returns on assets and equity, market volatility of the company's securities, earnings growth vs. cash flow, and price to cash ratios.

The Fund invests primarily in common stocks and similar securities, including preferred stocks, warrants, securities convertible into common stock and securities purchased on a when-issued basis.

The Fund generally purchases securities for long-term investment although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates, or by reason of economic or other developments not foreseen at the time of the investment decision. Changes are made in the Fund's portfolio whenever the Sub-Advisor believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. Increased portfolio turnover may cause the Fund to incur higher brokerage costs, which may adversely affect the Fund's performance, and may produce increased taxable distributions.

The Fund may use options on securities, securities indices and other types of derivatives primarily for hedging purposes. The Fund may also invest, to a lesser degree, in these types of securities for non-hedging purposes, such as seeking to enhance returns.

Derivatives are financial instruments whose value depends upon, or is derived from, the value of the underlying investment, pool of investments, or index. The Fund's return on a derivative typically depends on the change in the value of the investment, pool of investments, or index specified in the derivative instrument. Derivatives involve special risks and may result in losses. The Fund will be dependent on the Advisor's ability to analyze and manage these sophisticated instruments. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders.

The Fund may invest up to 30% of its net assets in foreign securities. These investments may be publicly traded in the United States or on a foreign exchange and may be bought and sold in a foreign currency. The Advisor generally selects foreign securities on a stock-by-stock basis based on total-return potential. Foreign investments are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

The Fund may enter into short sales. If this practice is used by the Fund, the intent would be to primarily hedge the Fund's portfolio by shorting against existing portfolio holdings or securities whose values are linked to various indices such as, NASDAQ Biotech Index, Standard & Poor's Depository Receipts (SPDRs), Diamonds, NASDAQ 100, and Merrill Lynch HOLDRs. Investing for hedging purposes may result in certain transaction costs which may reduce the Fund's performance. In addition, there is no assurance that a short position will achieve a perfect correlation with the security that is being hedged against.

VALUE FUNDS

QUAKER MID-CAP VALUE FUND

The Fund's Sub-Advisor believes that the Fund's investment objective is best achieved by investing in companies that exhibit the potential for significant growth over the long term and that currently are "undervalued" by the market. The Advisor defines long-term as a time horizon of at least three years. To identify companies that have significant growth potential, the Advisor employs a value-oriented approach to stock selection. To choose the securities in which the Funds will invest, the Advisor seeks to identify companies which exhibit some or all of the following criteria:

     o    low price-to-earnings ratio ("P/E");

     o    low price-to-book value or tangible asset value;

     o    excellent prospects for growth;

     o    strong franchise;

     o    highly qualified management;

     o    consistent free cash flow; and

     o    high returns on invested capital.

In order to choose the securities in which the Fund invests, the Sub-Advisor employs its own proprietary, cash flow based dividend discount analytical model. The Sub-Advisor selects 50-100 securities which it believes to be undervalued relative to comparable alternate investments, then focuses on the fundamentals of these companies to choose which companies will ultimately be included in the Fund.

The Fund will normally invest its remaining assets in cash and cash equivalents such as U.S. government debt instruments, other unaffiliated mutual funds and repurchase agreements.

Ordinarily, the Fund's portfolio will be invested primarily in common stocks. However, the Fund is not required to be fully invested in common stocks and in fact, usually maintain a small percentage of its assets in cash reserves. Under abnormal market or economic conditions, the Trust has authorized the Fund's Advisor to adopt a temporary defensive investment position in the market. When the Advisor assumes such a position, cash reserves may be a significant percentage (up to 100%) of the Fund's total net assets. When assuming a temporary defensive position, the Fund usually invests its cash reserves in U.S. Government debt instruments, other unaffiliated mutual funds (money market funds) and repurchase agreements.

QUAKER SMALL-CAP VALUE FUND

In selecting portfolio companies, the Fund's Sub-Advisor focuses on companies with consistently high earnings and above-average core assets, selling at relatively low market valuations, with attractive growth and momentum characteristics. The Fund will normally remain fully invested in these securities at all times, subject to a minimum cash balance maintained for operational purposes.

The Fund's Sub-Advisor screens a broad universe of U.S. securities to identify a subset of issuers with ample trading volume, at least three years of operating history, and market capitalizations similar to the companies in the Russell 2000 and Russell 2500 indices. The resulting stocks are divided into 34 peer groups. Within each group, the Sub-Advisor identifies the most attractive stocks by considering a number of balance sheet and income statement criteria. The
Sub-Advisor then chooses securities that attempt to maximize returns and minimize risk relative to the blended characteristics of the Russell 2000 and the Russell 2500 indices.

The Fund may invest its remaining assets, if any, in equity securities of medium- and large-capitalization companies, cash and cash equivalents, such as U.S. government debt instruments, other unaffiliated mutual funds and repurchase agreements.

Ordinarily, the Fund's portfolio will be invested primarily in common stocks. However, the Fund is not required to be fully invested in common stocks and in fact, usually maintains a small percentage of its assets in cash reserves. Under abnormal market or economic conditions, the Trust has authorized the Fund's Sub-Advisor to adopt a temporary defensive investment position in the market. When the Sub-Advisor assumes such a position, cash reserves may be a significant percentage (up to 100%) of the Fund's total net assets. When assuming a temporary defensive position, the Fund usually invests its cash reserves in U.S. Government debt instruments, other unaffiliated mutual funds (money market funds) and repurchase agreements.

GEEWAX TERKER CORE VALUE FUND

The Sub-Advisor employs fundamental security analysis of individual companies which have been identified through the "bottom up" approach.

The Sub-Advisor seeks to purchase strong companies trading at reasonable prices. As part of its fundamental research, the Advisor may rely upon specific sources of information, including general economic and industry data as provided by the U.S. Government, various trade associations and other sources, brokerage research reports, and published corporate financial data such as annual reports, 10-Ks, and quarterly statements, as well as direct interviews with company management. The Sub-Advisor also reviews traditional financial data such as price-sales and earnings ratios, returns on assets and equity, market volatility of the company's securities, earnings growth vs. cash flow, and price to cash ratios.

                              WHO MANAGES OUR FUNDS

THE FUND MANAGER

Pursuant to a Master Investment Advisory Agreement adopted by the Trust for each Fund and approved by each Fund's shareholders, Quaker Funds, Inc. ("QFI"), 1288 Valley Forge Road, Suite 71, P.O. Box 987, Valley Forge, PA 19482, provides or arranges to provide day-to-day investment advisory services to the Funds and is primarily responsible to the Board for the conduct of each Fund's investment activities. QFI prepares quarterly reports to the Board concerning the investment activities of the Funds (or more frequently if the Board requires). QFI is responsible for ensuring that the Funds are managed in accordance with their investment objectives and restrictions and is responsible for reporting any deviations to the Board and for taking such corrective actions as the Board may direct.

QFI is authorized to engage persons, subject to Board and shareholder approval, to serve the Funds as sub-advisors. These sub-advisors provide day-to-day investment advice and choose the securities in which the Funds will invest. The Sub-Advisors report directly to QFI, and QFI will be responsible to report to the Board for any errors or omissions made by a sub-advisor.

For its services to each Fund, QFI receives an annual fee, calculated daily and paid monthly, based on the average daily net assets of each Fund. The table below sets forth the compensation rates paid to QFI for each Fund, and the rates paid to each Sub-Advisor by QFI from the fees it receives:

------------------------------------------------------------------------------------
                                                ANNUAL FEE RATE,
                                                AS PERCENTAGE OF   NET FEE RATE. AS
                           ANNUAL FEE RATE,    AVERAGE DAILY NET    PERCENTAGE OF
                           AS PERCENTAGE OF     ASSETS, PAID TO     AVERAGE DAILY
                           AVERAGE DAILY NET    SUB-ADVISORS BY      NET ASSETS,
       NAME OF FUND       ASSETS, PAID TO QFI         QFI          RETAINED BY QFI
------------------------------------------------------------------------------------
Aggressive Growth                1.30%              0.75%              0.55%
------------------------------------------------------------------------------------
Core Equity                      1.05%              0.75%              0.30%
------------------------------------------------------------------------------------
Small-Cap Growth                 1.05%              0.90%              0.30%
------------------------------------------------------------------------------------
Capital Opportunities *     Base Fee: 1.05%    Base Fee: 0.75%         0.30%
                             Minimum Fee:        Minimum Fee:
                                0.6416%            0.3416%
                          Maximum Fee: 1.55%  Maximum Fee: 1.25%
------------------------------------------------------------------------------------
Biotech                          1.45%              0.95%              0.50%
Pharma-Healthcare
------------------------------------------------------------------------------------
Mid-Cap Value                    1.05%              0.75%              0.30%
------------------------------------------------------------------------------------
Small-Cap Value *           Base fee: 1.20%    Base Fee: 0.90%         0.30%
                          Minimum Fee: 0.60%  Minimum Fee: 0.30%
                          Maximum Fee: 1.80%  Maximum Fee: 1.50%
------------------------------------------------------------------------------------
Geewax Terker Core Value         1.05%              0.75%              0.30%
------------------------------------------------------------------------------------
Fixed Income1                 On assets to       On assets to          0.30%
                             $100mm: 0.65%      $100mm: 0.35%
                              On assets >        On assets >
                             $100mm: 0.60%      $100mm: 0.30%
------------------------------------------------------------------------------------
Intermediate Municipal        On assets to       On assets to          0.30%
Bond1                        $100mm: 0.65%      $100mm: 0.35%
                              On assets >        On assets >
                             $100mm: 0.60%      $100mm: 0.30%
------------------------------------------------------------------------------------

* See the "Advisor and Sub-Advisors" section of the Trust's Statement of Additional Information for a complete description of the performance adjustment to the Advisor and Sub-Advisor's fees.

1. Prior to March 13, 2003, ALM Advisors, Inc. was sub-advisor to the Quaker Fixed Income and Quaker Intermediate Municipal Bond Funds, during which time each Fund paid a management fee of 1.00% and 1.05%, respectively, to QFI, of which 0.70% and 0.75%, respectively, was paid to ALM Advisors, Inc. During the period March 13, 2003 until a new sub-advisory contract was approved by shareholders on August 8, 2003, ALM Advisors, Inc. acted as sub-adviser under an interim sub-investment advisory agreement with the Fund.

For the Trust's fiscal year ending June 30, 2003, Each Fund paid the following investment advisory fees:

                 NAME OF FUND                    ADVISORY FEES
                 ---------------------------------------------
                 Quaker Aggressive Growth Fund      $2,176,377
                 ---------------------------------------------
                 Quaker Core Equity Fund              $113,182
                 ---------------------------------------------
                 Quaker Small-Cap Growth Fund          $26,261
                 ---------------------------------------------
                 Quaker Capital Opportunities          $73,466
                 Fund
                 ---------------------------------------------
                 Quaker Biotech                        $20,236
                 Pharma-Healthcare
                 ---------------------------------------------
                 Quaker Mid-Cap Value Fund            $148,338
                 ---------------------------------------------
                 Quaker Small-Cap Value Fund          $369,718
                 ---------------------------------------------
                 Geewax Terker Core Value Fund          $9,478
                 ---------------------------------------------
                 Quaker Fixed Income Fund              $95,631
                 ---------------------------------------------
                 Quaker High Yield Fund                $17,181
                 ---------------------------------------------

THE SUB-ADVISORS

The Trust and Quaker Funds, Inc. currently have selected the following persons to serve as sub-advisor to certain of the Funds:

FOR THE QUAKER AGGRESSIVE GROWTH FUND

DG Capital Management, located at 101 Arch Street, Suite 650, Boston, MA 02110, serves as Sub-Advisor to the Fund under a written agreement for such services approved by the Fund's shareholders on August 22, 2003. DG Capital Management is a SEC registered investment advisor specializing in equity management and as of August 31, 2003 managed in excess of $349 million in client assets.

Mr. Manu Daftary has day-to-day responsibility for choosing the investments of the Quaker Aggressive Growth Fund. Mr. Daftary has been responsible for the day-to-day management of the Fund's portfolio since its inception. Mr. Daftary is the President of and sole shareholder of DG Capital Management. Prior to August 22, 2003, Mr. Daftary was employed by QFI in the capacity of portfolio manager for the Fund.. He has been with DG Capital Management since July 1996. Prior to forming DG Capital Management, Mr. Daftary was a portfolio manager with Greenville Capital Management during 1995 and early 1996; was Senior Vice President/Portfolio Manager with Hellman, Jordan Management Company from 1993-1995; was co-manager of the institutional growth stock portfolio with Geewax, Terker & Co. from 1988-1993.

FOR THE QUAKER CORE EQUITY FUND, QUAKER SMALL-CAP GROWTH FUND, AND GEEWAX TERKER CORE VALUE FUND:

Geewax, Terker & Co. ("GTC"), 414 Old Baltimore Pike, P.O. Box 2700, Chadds Ford, PA, 19317, serves as sub-advisor to the Funds. GTC was established as a Pennsylvania partnership in 1982 and is registered as an investment advisor under the Investment Advisors Act of 1940, as amended. GTC currently serves as investment advisor to over $8.2 billion in assets. GTC operates as an investment advisory firm and has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Core Equity Fund, to individuals, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since 1987. GTC is controlled by John J. Geewax and Bruce E. Terker.

John J. Geewax, general partner of GTC, has responsibility for the day-to-day management of the Fund's portfolio. Prior to establishing Geewax, Terker & Co. in 1982, Mr. Geewax served as a portfolio manager with Pennsylvania Asset Services, beginning in 1980. He was also an instructor at the Wharton School of the University of Pennsylvania from 1980 to 1982.

Messrs. Geewax and Terker, under the aegis Geewax, Terker & Co., have provided investment management services and counseling to a significant number of individual clients, large institutional clients and other registered investment companies, including the Noah Fund and Vanguard Trustees Equity Fund since founding the company. GTC has served as investment advisor to the Funds since November, 1998.

FOR THE QUAKER MID-CAP VALUE FUND

Schneider Capital Management ("Schneider"), 460 East Swedesford Road, Wayne, PA 19087, serves as sub-advisor to the Fund. Schneider was established as a 100% employee-owned investment advisory firm in 1996 and is registered as an investment advisor with the Securities and Exchange Commission. As of June 30, 2003, Schneider managed in excess of $1.8 billion in client assets.

Arnold C. Schneider is Chief Investment Officer and principal of the firm, and serves as Portfolio Manager to the Fund. Mr.

Schneider founded the firm and has a total of nineteen years of investment experience. Prior to founding Schneider, Mr. Schneider was a senior vice president and partner of the Wellington Management Company. Mr. Schneider began his career at Wellington as an analyst in 1983 and assumed portfolio management responsibility as head of the value team in 1987. Mr. Schneider received a BS in finance from the McIntire School of Commerce of the University of Virginia and is a past president of the Financial Analysts of Philadelphia.

FOR THE QUAKER SMALL-CAP VALUE FUND:

Aronson+Johnson+Ortiz, LP ("AJO") serves as sub-advisor to the Fund. AJO, a Delaware limited partnership, was formerly Aronson+Partners, a Pennsylvania partnership established in 1984, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. AJO currently serves as investment advisor to over $10 billion in assets. AJO has been rendering investment counsel utilizing investment strategies substantially similar to that of the Small-Cap Value Fund to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, charitable organizations and corporations since its inception in 1984. AJO's address is 230 South Broad Street, 20th Floor, Philadelphia, PA, 19102. AJO is managed by Theodore R. Aronson, Managing Principal. Mr. Aronson has been responsible for day-to-day management of the Fund's portfolio since its inception. He has been with AJO since August 1984. Previously Mr. Aronson was a partner with Addison Capital Management.

FOR THE QUAKER FIXED-INCOME FUND AND QUAKER INTERMEDIATE MUNICIPAL BOND FUND:

Andres Capital Management serves as Sub-Advisor to the Funds under a written agreement for such services approved by the Fund's shareholders on August 8, 2003. Andres Capital Management is a SEC registered investment advisor specializing in fixed income management and as of July 31, 2003 managed in excess of $100 million in client assets. For its services to the Fund's Andres Capital receives an annual fee, calculated daily and paid monthly, based on the average daily net assets of each Fund, as follows: 0.35% on the first $100 million and 0.30% on assets in excess of $100 million.

Mr. Robert P. Andres is President and CEO of Andres Capital Management. He began is investment career in the Municipal Bond Division of J.P. Morgan. Subsequently, he held the position of National Sales Manager Municipal Securities at both Kidder Peabody and Merrill Lynch. He spent 17 years at Merrill Lynch, where from 1983 to 1987 he held the title of Vice President and Manager, Secondary Corporate Bond Trading. In addition, he was named President of Merrill Lynch Mortgage Capital Corporation, a position he held until May, 1987. He then became a partner and Senior Vice President of R. Seelaus and Company, a regional Municipal Bond Dealer. Mr. Andres resigned his position in February, 1989 to form Martindale Andres and Godshalk and Company, Inc., a Philadelphia based asset Management Company. He acted as the firm's Chief Operating Officer and Chief Investment Officer Fixed Income. In 1995, Mr. Andres and his partner sold the asset management business to Keystone Financial. He continued to serve as Chief Operating Officer and Chief Investment Officer Fixed Income for the surviving entity until October 2000. Subsequently, Mr. Andres became a partner and the Chief Investment Officer of the Swarthmore Group, an investment management firm. He resigned that position to form Andres Capital Management in 2002.

FOR THE QUAKER CAPITAL OPPORTUNITIES FUND

Knott Capital Management, Inc., 1234 West Chester Pike, Suite 200, West Chester, PA 19382, ("Knott") serves as sub-advisor to the Fund pursuant to a written agreement for such services between Knott, QFI and the Trust.

Knott was established as an Indiana limited liability company in 1998 and is registered as an investment advisor under the Investment Advisors Act of 1940, as amended. Knott operates as an investment advisory firm and has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Fund, to individuals, pension and profit sharing plans, and trusts since 1998.

Charles A. Knott is the founder, Chairman and Chief Investment Officer of Knott Capital. He is also lead portfolio manager for the Fund. Charles has more than 35 years' investment experience, including more than 20 years with bank trust departments. In addition to holding the CIO position at several large institutions, he has served as the Deputy Banking Commissioner for the State of Maryland. He has offered his testimony as an expert witness before the Federal Reserve Banking Committee, as well as appearing on radio, television and in THE WALL STREET JOURNAL. Charles is a graduate of Loyola College in Baltimore, MD.

J. Michael Barron is Chief Executive Officer of Knott Capital Management as well as a portfolio manager for the Fund. Michael has 10 years of investment industry experience. Prior to joining Knott Capital, he was Director of Real Estate Securities for INVESCO, overseeing the management of $1 billion dollars in client assets. He has been a featured speaker at many industry and association conferences. He is an active member of IMCA and NAREIT. Michael is a graduate of Villanova University, in Villanova, PA and a CFA candidate.

Warren S. Stone is Executive Vice President of Knott Capital Management as well as a portfolio manager of the Quaker Opportunities Fund. Warren has more than 35 years' investment experience. Previously, he spent 28 years at Wilmington Trust where he was Division Manager within the bank's personal trust department. In addition he was senior portfolio manager responsible for managing more than 2 billion dollars in assets. Warren is a graduate of Duke University, in Durham, NC.

FOR THE QUAKER BIOTECH PHARMA-HEALTHCARE FUND

Sectoral Asset Management, LLC ("S.A.M."), 1000 Sherbrooke Street West, Suite 2120, Montreal, Quebec, serves as sub-advisor to the Fund pursuant to a written agreement for such services. S.A.M. was established as a Canadian corporation in October, 2000 and is registered as an investment advisor in the United States under the Investment Advisors Act of 1940, as amended. S.A.M currently serves as investment advisor to over $1.2 billion in assets. S.A.M. operates as an investment advisory firm and has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Fund, to individuals, pension and profit sharing plans, trusts, estates, and corporations since 2000. S.A.M. is 100 % employee owned and operated. S.A.M.'s majority shareholders are Messrs. Jerome Pfund, CFA and Michael Sjostrom CFA.

Messrs. Michael Sjostrom, CFA and Jerome Pfund, CFA head the team of investment professionals who engage in the day-to-day management of the Fund's portfolio.

Michael Sjostrom, CFA: Co-Founder, Chief Investment Officer of Sectoral Asset Management (S.A.M.). Mr. Sjostrom was born in Denmark and raised in Switzerland. He graduated in 1987 from the St. Gallen School of Economics, Law, Business and Public Administration with an M.B.A. in Finance and Economics. He joined Pictet & Cie in 1993 as a pharmaceutical analyst after working for two other Swiss banks. He has been the portfolio manager of Pictet Global Sector Biotech Fund since its inception in 1994 and was head of the pharmaceutical analyst for Pictet & Cie from 1994-2000. He is also co-founder of the Swiss Society for Investment Professionals.

Jerome Pfund, CFA: Co-Founder and Chief Executive Officer of Sectoral Asset Management. Mr. Pfund was born and raised in Switzerland. He graduated in 1987 from the St Gallen School of Economics, Law, Business and Public Administration with an MBA in Banking. He joined Pictet & Cie in 1989 and was head of pharmaceutical analysis in the bank's institutional asset management business. From 1994 until 1997, he acted as the unit's Chief Investment Officer. In 1997 he moved to Montreal, Canada to assume the function of CEO of the North American operations of Pictet & Cie. In 1996, he co-founded the Swiss Society of Investment Professionals, the Swiss local society of the Association for Investment Management and Research (AIMR). He was also a captain of a Special Forces unit of the Swiss Army until his departure from Switzerland. In October 2000, he left Pictet & Cie to found Sectoral Asset Management together with Michael Sjostrom.

                           HOW TO BUY AND SELL SHARES

INVESTING IN THE FUNDS

DETERMINING SHARE PRICES

Shares of each Fund are offered at the public offering price ("POP") for each share class. The public offering price is each share's next calculated net asset value ("NAV"), plus the applicable sales charge, if any. NAV per share is calculated by adding the value of Fund investments, cash and other assets, subtracting Fund liabilities, and then dividing the result by the number of shares outstanding. Each Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio. Securities for which quotations are not available and any other assets are valued at fair market value as determined in good faith by each Fund's Sub-Advisor, subject to the review and supervision of the Advisor and Board of Trustees. Each Fund's per share NAV and POP is computed on all days on which the New York Stock Exchange ("NYSE") is open for business, at the close of regular trading hours on the exchange, currently 4:00 p.m. Eastern time. In the event that the NYSE closes early, the share price will be determined as of the time of closing.

SHARE CLASSES OFFERED

VARIABLE PRICING SYSTEM

Each Fund in the Quaker Family of Funds offers one or more classes of shares. The main differences between each share class are sales charges, ongoing fees and investment minimums. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold your shares. Each share class in any Fund represents an interests in the same portfolio of investments in that Fund. The following table shows the share classes are offered by each Fund:

FUNDS AND SHARE CLASSES           CLASS A    CLASS B*    CLASS C   INSTITUTIONAL
--------------------------------------------------------------------------------
                                  GROWTH FUNDS
--------------------------------------------------------------------------------
Quaker Aggressive Growth Fund        |          |           |           |
--------------------------------------------------------------------------------
Quaker Core Equity Fund              |          |           |           |
--------------------------------------------------------------------------------
Quaker Small-Cap Growth Fund         |          |           |           |
--------------------------------------------------------------------------------
Quaker Capital Opportunities         |          |           |
Fund
--------------------------------------------------------------------------------
Quaker Biotech                       |          |           |
Pharma-Healthcare Fund
--------------------------------------------------------------------------------
                                   VALUE FUNDS
--------------------------------------------------------------------------------
Quaker Mid-Cap Value Fund            |          |           |           |
--------------------------------------------------------------------------------
Quaker Small-Cap Value Fund          |          |           |           |
--------------------------------------------------------------------------------
Geewax Terker Core Value Fund        |          |           |
--------------------------------------------------------------------------------
                               FIXED INCOME FUNDS
--------------------------------------------------------------------------------
Quaker Fixed Income Fund             |          |           |           |
--------------------------------------------------------------------------------
Quaker Intermediate Municipal        |          |           |           |
Bond Fund
--------------------------------------------------------------------------------

*The Trust has temporarily suspended sales of its Class B shares. See "Class B Shares on page ___ for details.

Registration of Share Classes
-----------------------------

Not all share classes of the Quaker Funds are qualified or registered for sale in all states. Shares of the Funds may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available. Investors should inquire as to whether shares of a particular Fund are available for offer and sale in the investor's state of residence.

CLASS A SHARES

Class A shares are offered at their POP, which is NAV share plus the applicable sales charge. The sales charge varies depending on how much you invest. There are no sales charges on reinvested dividends or other distributions. The following sales charges apply to your purchases of Class A shares of each Fund except the Quaker Fixed-Income Fund and Quaker Intermediate Municipal Fund:

      AMOUNT INVESTED           SALES CHARGE AS A % OF       SALES CHARGE AS A % OF            DEALER
                                    OFFERING PRICE             NET AMOUNT INVESTED           REALLOWANCE
------------------------------------------------------------------------------------------------------------
Less than            $49,999             5.50%                        5.82%                      5.00%
------------------------------------------------------------------------------------------------------------
$50,000 to           $99,999             4.75%                        4.99%                      4.25%
------------------------------------------------------------------------------------------------------------
$100,000 to         $249,999             3.75%                        3.76%                      3.25%
------------------------------------------------------------------------------------------------------------
$250,000 to         $499,999             2.75%                        2.76%                      2.50%
------------------------------------------------------------------------------------------------------------
$500,000 to         $999,999             2.00%                        2.00%                      1.75%
------------------------------------------------------------------------------------------------------------
$1,000,000 or more                       1.00%                        1.00%                      0.75%
------------------------------------------------------------------------------------------------------------

The following sales charges apply to your purchases of Class A shares of the Quaker Fixed-Income Fund and the Quaker Intermediate Municipal Bond Fund:

      AMOUNT INVESTED           SALES CHARGE AS A % OF       SALES CHARGE AS A % OF            DEALER
                                    OFFERING PRICE             NET AMOUNT INVESTED           REALLOWANCE
------------------------------------------------------------------------------------------------------------
Less than            $99,999             4.25%                        4.44%                      4.00%
------------------------------------------------------------------------------------------------------------
$100,000 to         $249,999             3.75%                        3.89%                      3.50%
------------------------------------------------------------------------------------------------------------
$250,000 to         $499,999             2.75%                        2.83%                      2.50%
------------------------------------------------------------------------------------------------------------
$500,000 to         $999,999             2.00%                        2.04%                      1.75%
------------------------------------------------------------------------------------------------------------
$1,000,000 or more                       1.00%                        1.00%                      0.75%
------------------------------------------------------------------------------------------------------------

Citco-Quaker Fund Distributors, Inc. ("CQFD") the Trust's Distributor, will pay the appropriate dealer concession to those selected dealers who have entered into an agreement with CQFD to sell shares of the Funds. The dealer's concession may be changed from time to time. CQFD may from time to time offer incentive compensation to dealers who sell shares of the Funds subject to sales charges, allowing such dealers to retain an additional portion of the sales load. A dealer who receives 90% or more of the sales load may be deemed to be an "Underwriter" under the Securities Act of 1933, as amended. The Trust and CQFD have authorized one or more brokers to accept purchase and redemption orders on the Trust's behalf and such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf.

Exemptions From Sales Charges
-----------------------------

The Trust will waive sales charges for purchases by fee-based registered investment advisors for their clients, broker/dealers with wrap fee accounts, registered investment advisors or brokers for their own accounts, employees and employee-related accounts of the Advisor and Sub-Advisors, and for an organization's qualified retirement plan that places either (i) 100 or more participants or (ii) $300,000 or more of combined participant initial assets into the Funds, in the aggregate. For purchasers that qualify for fee waiver, shares will be purchased at NAV. Shareholders of each Fund have approved the conversion of No-Load Class shares, previously the only share class offered by the Funds, to Class A shares. As part of that approval, any shareholder of those Funds who purchased shares prior to June 23, 2000 are exempt from sales charges on all future purchases of Class A Funds in their account. This permanent exemption does not apply to new accounts opened after June 23, 2000 or to accounts of an otherwise exempt shareholder opened in another name.

Reduced Sales Charges
---------------------

You may qualify for a reduced sales charge by aggregating the net asset value of all your load shares previously purchased in all Funds with the dollar amount of shares to be purchased. For example, if you already owned Class A shares in the Core Equity Fund with a combined aggregate net asset value of $450,000, and you decided to purchase an additional $60,000 of Class A shares of the Aggressive Growth Fund, there would be a sales charge of 2.00% on your $60,000 purchase instead of the normal 4.75% on that purchase, because you had accumulated more than $500,000 total in the Funds.

Letter of Intent
----------------

You can immediately qualify for a reduced or eliminated sales charge by signing a non-binding letter of intent stating your intention to buy an amount of shares in the Fund(s) during the next thirteen (13) months sufficient to qualify for the reduction. Your letter will not apply to purchases made more than 90 days prior to the letter. During the term of your letter of intent, the transfer agent will hold in escrow shares representing the highest applicable sales load for the Fund(s) each time you make a purchase. Any shares you redeem during that period will count against your commitment. If, by the end of your commitment term, you have purchased all the shares you committed to purchase, the escrowed shares will be released to you. If you have not purchased the full amount of your commitment, your escrowed shares will be redeemed in an amount equal to the sales charge that would apply if you had purchased the actual amount in your account all at once. Any escrowed shares not needed to satisfy that charge would be released to you.

CLASS B SHARES

Effective as of July 15, 2003, the Quaker Funds have suspended the sale of their Class B Shares except in the limited situations described below. As a result, existing shareholders of Class B Shares may only make future purchases in the Quaker Funds' Class A Shares or Class C Shares. The Quaker Funds may resume selling Class B shares in the future.

Existing shareholders of Class B Shares may qualify for a reduced sales charge by aggregating the net asset value of existing Class B Shares previously purchased in all Quaker Funds with the dollar amount of new Class A Shares purchased.

Class B Shares will continue to be sold through retirement plans maintained pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended (a "403(b) Plan"). In addition, shareholders of existing Class B Shares through a 403(b) Plan may continue to purchase new Class B Shares through such plan.

Shareholders of Class B Shares are permitted to exchange Class B Shares of the Quaker Funds for Class B Shares of any other Quaker Fund (see "Exchange Features" on page ___ for details. Unless a Class B shareholder elects to have dividends and distributions paid in cash, such dividends and distributions will be reinvested in additional Class B Shares of the Quaker Fund(s).

Unlike Class A shares, Class B shares are sold at NAV without an initial sales charge. Instead, a Contingent Deferred Sales Charge ("CDSC") is imposed on certain redemptions of Class B shares. This means that all of your initial investment is invested in the Fund(s) of your choice, and you will only incur a sales charge if you redeem shares within seven years. In that case, a CDSC may be imposed on your redemption. If a CDSC is imposed, it will be calculated on an amount equal to the lesser of the current market value or the original cost of the shares redeemed. What this means is that no sales charge is imposed on increases in the net asset value of your shares above their original purchase price. Also, no charge is assessed on shares derived from reinvestment of dividend or capital gains distributions.

The amount of the CDSC, if any, varies depending on the number of years you have held your shares. To determine that time period, all purchases made in any month are aggregated together and deemed to have been made on the last day of the month. For Class B shares, the following CDSC charges apply:

                                      CDSC AS A PERCENTAGE OF
                                        REDEMPTION PROCEEDS
                  REDEMPTION WITHIN       OR ORIGINAL COST
                  -------------------------------------------
                  1st Year                    5.00%
                  -------------------------------------------
                  2nd Year                    4.00%
                  -------------------------------------------
                  3rd Year                    3.00%
                  -------------------------------------------
                  4th Year                    3.00%
                  -------------------------------------------
                  5th Year                    2.00%
                  -------------------------------------------
                  6th Year                    1.00%
                  -------------------------------------------
                  7th Year and                 None
                  Thereafter
                  -------------------------------------------

When you send a redemption request to the Trust, unless you specify otherwise, shares not subject to the CDSC are redeemed first, then shares that have been held the longest, and so on. That way, you will be subject to the smallest charge possible.

CDSC Waivers
------------

The CDSC is waived on redemptions of Class B shares (i) following the death or disability (as defined in the IRS Code) of a shareholder (ii) in connection with certain distributions from an IRA or other retirement plan (iii) for annual withdrawals up to 10% of the value of the account, and (iv) pursuant to the right of the Trust to liquidate a shareholder's account.

Conversion Feature
------------------

Class B shares automatically convert to Class A shares once the economic equivalent of a 5.00% sales charge is recovered by the Fund(s) for each investment account, normally after 7 years. The sales charge is recoverable by the Fund(s) through the distribution and servicing fees paid under each Fund's Plan of Distribution for its Class B shares. Class B shares converting to

Class A shares are not subject to additional sales charges. You should be aware that the recovery of the economic equivalent of the applicable sales charge may take longer than seven years in the event of adverse market conditions. In such an event, the 12b-1 fees applicable to Class B shares would continue until the sales charge was recovered. Thereafter, the shares would convert to Class A.

CLASS C SHARES

Class C Shares are sold at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund(s) of your choice. However, Class C shares pay an annual 12b-1 shareholder servicing fee of 0.25% of average daily net assets and an additional distribution fee of 0.75% per annum of average daily net assets.

In order to recover commissions paid to dealers on investments in Class C Shares, you will be charged a contingent deferred sales charge ("CDSC") of 1.00% of the value of your redemption if you redeem your shares within thirteen months from the date of purchase. You will not be charged a CDSC on reinvested dividends or capital gain amounts purchased more than thirteen months prior to the redemption and increases in the value of your shares.

INSTITUTIONAL CLASS SHARES

The Trust also offers Institutional Class Shares for certain Funds. This share class is sold without any sales loads or CDSCs. However, the minimum initial and subsequent investment in institutional shares is $1 million. This share class is designed for large institutions.

FACTORS TO CONSIDER WHEN CHOOSING A SHARE CLASS

When deciding which class of shares to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund(s), and the length of time you intend to hold your shares. You should consider, given the length of time you may hold your shares, whether the ongoing expenses of Class C or Class B shares will be greater than the front-end sales charge of Class A shares and to what extent such differences may be offset by the lower ongoing expenses on Class A shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of each Fund's expenses over time in the "OUR FUNDS" Section of this Prospectus.

Distribution Fees
-----------------

Quaker Investment Trust (the "Trust") has adopted distribution and shareholder servicing plans (the "Distribution Plans"), pursuant to Rule 12b-1 under The Investment Company Act of 1940, as amended (the "1940 Act"), by class of shares, for each Fund. The Distribution Plans provide for fees to be deducted from the average net assets of the Funds in order to compensate the Sponsor or others for expenses relating to the promotion and sale of shares of each Fund.

Under the Class A Plan, the Class A shares of each Fund compensate the Distributor, QFI and others for distribution expenses at a maximum annual rate of 0.25% (of which, the full amount may be service fees), payable on a monthly basis, of each Fund's average daily net assets attributable to Class A shares.

Under the Class B Plan, the Class B shares of each Fund compensate the Distributor, QFI and others for distribution and service fees at an annual rate of 1.00% (0.25% of which is a service fee) payable on a monthly basis, of each Fund's average daily net assets attributable to Class B shares. Amounts paid under the Class B Plan are paid to the Distributor, QFI and others to compensate them for services provided and expenses incurred in the distribution of Class B shares, including the paying of commissions for sales of Class B shares. The Class B Plan is designed to allow investors to purchase Class B shares without incurring a front-end sales load and to permit QFI to compensate authorized dealers for selling such shares. Accordingly, the Class B Plan combined with the CDSC for Class B shares is to provide for the financing of the distribution of Class B shares. 12b-1 fees payable on Class B shares will be paid by the Distributor to QFI for the first thirteen months after the shares are purchased. Thereafter, 0.75% of the fee is paid by the Distributor to QFI to assist in the recovery of the advanced commission paid to selling brokers, and 0.25% may be paid to selling brokers that provide continuing services to the Fund's shareholders.

Under the Class C Plan, Class C shares of each Fund compensate the Distributor, QFI and others for distribution and service fees at an annual rate of 1.00% (0.75% of which is a distribution fee) payable on a monthly basis, of each Fund's average daily net assets attributable to Class C shares. Amounts paid under the Class C Plan are paid to the Distributor, QFI and others to compensate them for services provided and expenses incurred in the distribution of Class C shares, including the paying of ongoing shareholder servicing fees to persons who have sold Class C shares. The Class C Plan is designed to allow investors to purchase Class C shares without incurring a front-end sales load or a CDSC charge and to permit the distributor to compensate authorized dealers for selling such shares. Accordingly, the Class C Plan's purpose is to provide for the financing of the distribution of Class C shares. 12b-1 fees payable on Class C shares will be paid by the Distributor to QFI for the first thirteen months after the shares are purchased.

The Distribution Plans provide that the Funds may finance activities which are primarily intended to result in the sale of the Funds' shares, including but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature and payments to dealers and shareholder servicing agents.

The Distribution Plans are reviewed annually by the Trust's Board of Trustees and may be renewed only by majority vote of the shareholders of the Funds' Classes to which each Plan applies or by majority vote of the Board, and in both cases also a majority vote of the "disinterested" Trustees of the Trust, as that term is defined in the 1940 Act.

Minimum Investment Amounts
--------------------------

Your purchase of Fund shares is subject to the following minimum investment amounts:

                      MINIMUM INVESTMENT TO         MINIMUM
     TYPE OF ACCOUNT     OPEN ACCOUNT        SUBSEQUENT INVESTMENTS
     --------------------------------------------------------------
     Regular                $2,000                   $100
     --------------------------------------------------------------
     IRAs                   $1,000                   $100
     --------------------------------------------------------------

AUTOMATIC INVESTMENT PLAN MINIMUMS

                      MINIMUM INVESTMENT TO         MINIMUM
     TYPE OF ACCOUNT     OPEN ACCOUNT        SUBSEQUENT INVESTMENTS
     --------------------------------------------------------------
     Regular                $2,000                   $100
     --------------------------------------------------------------
     IRAs                   $1,000                   $100
     --------------------------------------------------------------

THE MINIMUM INVESTMENT IN INSTITUTIONAL SHARES IS $1 MILLION.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. No cash, credit cards or third party checks will be accepted. A $25 fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or its agent) has the authority to redeem shares in your account(s) from the Fund(s) to cover any resulting losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund(s).

Your investment in the Fund(s) should be intended to serve as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Trust reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Funds, which includes investors with a history of excessive trading. The Trust also reserves the right to stop offering shares of any Fund at any time.

Opening and Adding to Your Account
----------------------------------

You can invest in the Funds by mail, wire transfer and through participating financial service professionals. Federal law requires the Quaker Funds to obtain, verify and record information that identifies each person who opens an account. When opening your account, you will be asked to provide your name, address, date of birth (as applicable) and other information so that we may identify you. If this information is not provided, Quaker Funds will be unable to open your account. After you have established your account, you may also make subsequent purchases by telephone. You may also invest in the Funds through an automatic payment plan. Any questions you may have can be answered by calling the Funds, toll free, at 1-800-220-8888.

Purchases Through Financial Service Organizations
-------------------------------------------------

You may purchase shares of the Funds through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Funds. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Purchasing Shares by Mail
-------------------------

To purchase shares by mail, simply complete the Account Application included with this Prospectus, make a check payable to Fund of your choice, and mail the Form and check to:

                                The Quaker Funds
                      c/o CITCO-Quaker Fund Services, Inc.
                                   P.O. Box C1100
                           Southeastern, PA 19398-1100

For Overnight or Special Delivery:

                                The Quaker Funds
                      c/o Citco-Quaker Fund Services, Inc.
                        1288 Valley Forge Road, Suite 88
                             Valley Forge, PA 19482

Your purchase order, if accompanied by payment, will be processed upon receipt by Citco-Quaker Fund Services, Inc., the Fund's Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the Exchange (currently 4:00 p.m. East Coast time), your shares will be purchased at the Fund's public offering price ("POP") calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the POP determined as of the close of regular trading on the next business day.

Purchasing Shares by Wire Transfer
----------------------------------

To make an initial purchase of shares by wire transfer, take the following steps:

1.   Call 1-800-220-8888 to inform us that a wire is being sent.

2.   Obtain an account number from the Transfer Agent.

3. Fill out, fax (610-935-3775), then mail the Account Application to the Transfer Agent

4.   Ask your bank to wire funds to the account of:

                       Wachovia Bank National Association
                                 ABA # 031201467
                       For Credit to Acct # 2000014666991
                   For Further Credit to (Your Name & Acct. #)

Include your name(s), address and taxpayer identification number or social security number on the wire. The wire should state that you are opening a new Fund account.

To make subsequent purchases by wire, ask your bank to wire funds using the instructions listed above, and be sure to include your account number on the wire transfer instructions.

If you purchase Fund shares by wire, you must complete and file an Application Form with the Transfer Agent before any of the shares purchased can be redeemed. Either fill out and mail the Account Application included with this prospectus, or call the Transfer Agent and they will send you an application. You should contact your bank (which must be a commercial bank that is a member of the Federal Reserve System) for information on sending money by wire, including any charges that your bank may make for these services.

Automatic Investment Plan
-------------------------

You may purchase shares of the Funds through an Automatic Investment Plan. The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Funds. You can take advantage of the plan by filling out the Automatic Investment Plan application included with this prospectus. You may only select this option if you have an account maintained at a domestic financial institution which is an Automated Clearing House ("ACH") member for automatic withdrawals under the Plan. The Fund may alter, modify, amend or terminate the Plan at any time, but will notify you at least thirty (30) days beforehand if it does so. For more information, call the Funds at 1-800-220-8888.

Telephone Purchases
-------------------

In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share POP determined at the close of business on the day the Transfer Agent receives payment through the ACH. Call the Funds for details.

You may make purchases by telephone only if you have an account at a bank that is a member of the ACH. Most transfers are completed within three business days of your call. To preserve flexibility, the Trust may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Trust does not currently expect to charge such a fee.

The Trust's Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming reasonable procedures such as the above have been followed, neither the Transfer Agent nor the Trust will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Trust shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Trust and/or the Transfer Agent have failed to follow procedures reasonably designed to prevent losses. However, if the Trust and/or the Transfer Agent fails to follow such procedures, it may be liable for such losses.

Miscellaneous Purchase Information
----------------------------------

The Funds reserve the right to reject applications for shares under circumstances or in amounts considered disadvantageous to shareholders. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by wire transfer, check or money order drawn on a U.S. bank, savings & loan or credit union. The Funds' custodian will charge a $25.00 fee against your account, in addition to any loss sustained by the Fund(s), for any payment check returned to the custodian for insufficient funds.

If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. East Coast time on any business day in accordance with their procedures, your purchase will be processed at the public offering price calculated at 4:00 p.m. on that day, if the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. East Coast time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days for the order.

Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder's social security number or other taxpayer identification number, the Company will be required to withhold a percentage, currently 31%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

                        HOW TO SELL (REDEEM) YOUR SHARES

You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.

By Mail:
--------

Redemption requests should be mailed via U.S. mail to:

                                The Quaker Funds
                      c/o Citco-Quaker Fund Services, Inc.
                                   P.O. Box C1100
                           Southeastern, PA 19398-1100

or by overnight or special delivery to:

                                The Quaker Funds
                      c/o Citco-Quaker Fund Services, Inc.
                        1288 Valley Forge Road, Suite 88
                             Valley Forge, PA 19482

The selling price of the shares being redeemed will be the Fund's per share NAV next calculated after receipt of all required documents in "Good Order". "Good Order" means that the request must include:

     1.   Your account number;

     2. The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;

     3. The signatures of all account owners exactly as they are registered on the account;

     4.   Any required signature guarantees; and

     5. Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.

Signature Guarantees
--------------------

A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

(a)  if you change the ownership on your account;

(b) when you want the redemption proceeds sent to a different address than is registered on the account;

(c) if the proceeds are to be made payable to someone other than the account's owner(s);

(d)  any redemption transmitted by federal wire transfer to your bank; and

(e) if a change of address request has been received by the Company or Transfer Agent within 15 days previous to the request for redemption.

In addition, signature guarantees are required for all redemptions of $25,000 or more from any Fund shareholder account. A redemption will not be processed until the signature guarantee, if required, is received in "Good Order".

Signature guarantees are designed to protect both you and the Trust from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words "Signature Guarantee."

By Telephone
------------

You may redeem your shares in the Fund(s) by calling the Funds at 1-800-220-8888 if you elected to use telephone redemption on your Account Application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the Trust or the Transfer Agent within 15 days previous to the request for redemption. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Funds by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to effect a redemption by telephone if desired.

If you purchase your shares by check and then redeem your shares before your check has cleared, the Fund(s) may hold your redemption proceeds until your check clears, or for 15 days, whichever comes first.

By Wire
-------

You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Custodian may charge a fee (currently $25) for outgoing wires.

Redemption At the Option of the Trust
-------------------------------------

If the value of the shares in your account falls to less than $2,000, the Trust may notify you that, unless your account is increased to $2,000 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after notice to bring the account up to $2,000 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below $2000 as the result of market action. The Trust reserves this right because of the expense to the Funds of maintaining very small accounts. In addition, the Trust reserves the right to redeem your shares and close your account if it is unable to verify your identity. In such a circumstance, Fund shares will be valued at the NAV next calculated after a determination has been made to close your account.

Exchange Feature.
-----------------

Generally, you may exchange your shares of the Funds for the same share class of any other Fund without incurring any additional sales charges. In addition, Class A shareholders of a Fund may exchange into the Quaker Reserve Money Market Account - Class I and Class B and Class C shareholders of a Fund may exchange into the Quaker Reserve Money Market Account - Class II without incurring any additional sales charges (the Quaker Reserve Money Market Account - Class I and the Quaker Reserve Money Market Account - Class II will be referred to herein as the "Money Market Account")

If you exchange shares of a Fund that are subject to a CDSC into shares of another Fund or a Money Market Account, we will calculate the holding period for purposes of calculating the CDSC from the date you made your original purchase and not the date you exchanged your shares.

Money Market Account shares are available only as an exchange option for Fund shareholders. Money Market Account shares acquired through an exchange may be exchanged back into Fund shares without the imposition of an additional sales load. Shares of the Money Market Account are not offered by this prospectus but are available through an arrangement between CQFD and The Reserve Funds. Please contact the Trust or your financial professional to receive a prospectus for the Money Market Account.

An exchange involves the simultaneous redemption of shares of one Fund and purchase of shares of another Fund at each Fund's respective closing NAV next determined after a request for exchange has been received, and is a taxable transaction. You may direct the Trust to exchange your shares by contacting the Transfer Agent. The request must be signed exactly as your name appears on your account and it must also provide your account number, number of shares to be exchanged, the names of the Fund(s) to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares.

A pattern of frequent exchange transactions may be deemed by the Trust to be an abusive practice that is not in the best interests of current shareholders of the Funds. Such a pattern may, at the discretion of the Trust, be limited by that Fund's refusal to accept further purchase and/or exchange orders, after providing the investor with 30 days prior notice. The Trust will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/or exchanges by a particular investor is abusive and not in the best interests of the Funds or its other shareholders. The Board of Trustees of the Trust reserves the right to suspend or terminate, or amend the terms of the exchange privilege upon 30 days written notice to shareholders.

Systematic Withdrawal Plan.
---------------------------

Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. Each Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Account Application, or is available by calling the Trust. If you prefer to receive systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the Application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The Application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Trust upon sixty days written notice or by a shareholder upon written notice to the Funds. Account applications and further details may be obtained by calling the Trust at 800-220-8888 or by writing to the Transfer Agent.

Although it would not normally do so, the Quaker Funds reserve the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities.

DIVIDENDS AND DISTRIBUTIONS

Dividends paid by the Funds are derived from each Fund's net investment income. Net investment income will be distributed at least annually. Each Fund's net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

A Fund realizes capital gains when it sells a security for more than it paid for it. A Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.

Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund(s). You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent at the address shown above.

TAX CONSIDERATIONS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, a Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.

Each Fund intends to distribute to shareholders, at least annually, usually in December, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless you request in writing to have them paid by check.

The Quaker Intermediate Municipal Bond Fund intends to meet certain federal income tax requirements so that distributions of tax-exempt interest income will be treated as "exempt interest dividends." These dividends are not subject to regular federal income tax. The municipal securities held by this Fund may generate interest income subject to the alternative minimum tax. Any portion of exempt interest dividends attributable to interest on these securities may increase some shareholders' alternative minimum tax. The Quaker Intermediate Municipal Bond Fund expects that its distributions will consist primarily of exempt-interest dividends. Such exempt-interest dividends may be subject to state and local taxes. Any capital gains distributed by this Fund may be taxable.

Dividends from interest income and net short-term capital gains are generally taxable to you as ordinary income. Dividends paid by the Fund that are attributable to dividends received by the Fund may be taxed at long-term capital gain rates (currently a maximum rate of 15% for individuals and other noncorporate shareholders). Distributions of long-term capital gains (currently taxable at a maximum rate of 15% for individuals and other noncorporate shareholders)are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

You will be advised annually of the source of distributions for federal income tax purposes.

If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the Funds may be required to withhold federal income tax at the rate of 28% (backup withholding) from your dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

Taxable distributions generally are included in your gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by a Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that you may receive a return of investment upon distribution which will, nevertheless, be taxable.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Any capital loss arising from the sale or redemption of shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received on such shares, and any such loss will be disallowed to the extent of any exempt-interest dividends that were received within the six-month period. You should consult a tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

                               GENERAL INFORMATION

The Funds will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

In reports or other communications to investors, or in advertising material, the Funds may describe general economic and market conditions affecting the Funds and may compare their performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized rating services and financial publications that monitor mutual fund performance. The Funds may also, from time to time, compare their performance to the one or more appropriate indices.

According to the law of Massachusetts under which the Trust is organized, and the Company's Amended and Restated Declaration of Trust and by-laws, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940. Accordingly, the Trust will not hold annual shareholder meetings unless required to do so under the Act. Shareholders do have the right to call a meeting of shareholders for the purpose of voting to remove directors. The Trust will render assistance to shareholders in connection with their efforts to arrange a shareholder meeting as required under Section 16(c) of the Investment Company Act of 1940, as amended.

Protecting your personal information is a priority for the Trust and our privacy policy has been designed to support this objective. The Trust may collect non-public personal information from you in the following ways:

1. From information provided by you on applications or other forms submitted to the Trust or to the Transfer Agent; and

2.   From information arising from your investment in the Fund(s).

The Trust utilizes electronic, procedural and physical controls in keeping with industry standards and procedures. For example, the Trust authorizes access to your personal and account information on a "needs information only" basis to personnel utilizing this information to provide products or services to you.

The Trust does not disclose any non-public personal information about you, except as permitted or required by law. For example, the Trust has entered into arrangements with the Fund Manager, Transfer Agent, Principal Underwriter, and Advisors to provide investment advisory, administrative and other services, and the Trust may disclose information about you or information that you have provided to the Fund to these parties in connection with each party's responsibilities to the Funds.

The Board of Trustees of the Trust has approved a Code of Ethics (the "Code") for the Trust, Fund Manager, Sub-Advisors and Principal Underwriter. Each Code governs the personal activities of persons who may have knowledge of the investment activities of the Funds, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Funds. The Board is responsible for overseeing the implementation of the Codes. The Trust has filed copies of each Code with the Securities and Exchange Commission. Copies of the Codes of Ethics may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The Codes are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

The Board of Trustees of the Trust has also approved anti-money laundering procedures which it believes are reasonably designed to detect and prevent attempts to utilize the Funds for illegal purposes. Day to day responsibility for the monitoring of such activities has been delegated to the Transfer Agent, subject to Board oversight and periodic independent audit.

                              FINANCIAL HIGHLIGHTS

The financial data included in the tables below for the fiscal year ended June 30 of each time period have been audited by Briggs, Bunting, & Dougherty, LLP, independent auditors. The information in the tables below should be read in conjunction with each Fund's latest audited financial statements and notes thereto, which may be obtained without charge by contacting the Trust. The information contained below for periods prior to June 30, 2001 is for a class of shares no longer offered by the Funds. However, since all share classes of each Fund are invested in the same portfolio of securities, the returns shown below will vary only to the extent that the various share classes have different sales charges and ongoing expenses. Information for the period ending June 30, 2001 & 2002 reflects the performance of Class A shares, unless otherwise indicated.

                                                 QUAKER AGGRESSIVE GROWTH FUND

                                                                              FOR THE PERIOD
                                                                            FROM JULY 6, 2000
                                                                              (COMMENCEMENT
                                                                             OF OPERAIONS) TO
                                                                               JUNE 30, 2001
                             YEAR ENDED JUNE 30,        2003          2002          2001          2000          1999
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  16.03      $  18.69      $  22.64      $  14.10      $  12.01
                                                ---------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                        (0.19)        (0.16)         0.17          0.24          0.12
   Net realized and unrealized gain
      (loss) on investments                             0.83         (2.46)        (1.24)         9.88          5.54
                                                ---------------------------------------------------------------------

TOTAL FROM INVESTMENT OPERATIONS                        0.64         (2.62)        (1.07)        10.12          5.66
                                                ---------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                0.00         (0.04)        (0.34)        (0.06)        (0.12)
   Net realized capital gain                            0.00          0.00         (2.54)        (1.52)        (3.45)
   Distribution in excess of net realized gain          0.00          0.00          0.00          0.00          0.00
                                                ---------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                     0.00         (0.04)        (2.88)        (1.58)        (3.57)
                                                ---------------------------------------------------------------------

NET ASSET VALUE- END OF PERIOD                      $  16.67      $  16.03      $  18.69      $  22.64      $  14.10

TOTAL RETURN                                           3.99%      (14.03)%       (5.06)%(b)     73.68%        49.44%

RATIOS/SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000'S OMITTED)           $149,677      $159,755      $ 64,637      $ 18,463      $  3,865

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Before expense reimbursements and waived fees       2.16%         2.20%         2.32%(a)      2.02%         2.84%
   After expense reimbursements and waived fees        2.16%         2.20%         2.32%(a)      1.57%         1.35%

RATIO OF NET INVESTMENT INCOME (LOSS)
  TO AVERAGE NET ASSETS:
   Before expense reimbursements and waived fees     (1.24)%       (0.93)%         0.88%(a)      1.40%       (0.45)%
   After expense reimbursements and waived fees      (1.24)%       (0.93)%         0.88%(a)      1.84%         1.04%

PORTFOLIO TURNOVER RATE                              401.43%       523.87%       641.59%       886.14%      1696.00%

(a)  Annualized.
(b)  Aggregate total return, not annualized.

                                                        QUAKER CORE EQUITY FUND

                             YEAR ENDED JUNE 30,        2003          2002          2001          2000          1999          1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   9.64      $  12.48      $  20.31      $  17.78      $  14.42      $  11.61
                                                ----------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                        (0.11)        (0.15)        (0.25)        (0.18)        (0.06)         0.00
   Net realized and unrealized gain
      on investments                                    0.16         (2.69)        (7.28)         3.09          4.10          2.81
                                                ----------------------------------------------------------------------------------

TOTAL FROM INVESTMENT OPERATIONS                        0.05         (2.84)        (7.53)         2.91          4.04          2.81
                                                ----------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                0.00          0.00          0.00          0.00          0.00          0.00
   Net realized capital gain                            0.00          0.00         (0.30)        (0.38)        (0.68)         0.00
   Distribution in excess of net realized gain          0.00          0.00          0.00          0.00          0.00          0.00
                                                ----------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS                                     0.00          0.00         (0.30)        (0.38)        (0.68)         0.00
                                                ----------------------------------------------------------------------------------

NET ASSET VALUE- END OF PERIOD                      $   9.69      $   9.64      $  12.48      $  20.31      $  17.78      $  14.42

TOTAL RETURN                                           0.52%      (22.76)%      (37.33)%        16.34%        28.16%        24.20%

RATIOS/SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000'S OMITTED)           $  7,687      $ 10,504      $ 13,888      $ 30,275      $ 25,407      $  4,777

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Before expense reimbursements and waived fees       2.02%         2.21%         2.11%         1.70%         1.44%         3.48%
   After expense reimbursements and waived fees        2.02%         2.21%         2.11%         1.48%         1.29%         1.35%

RATIO OF NET INVESTMENT INCOME (LOSS)
  TO AVERAGE NET ASSETS:
  Before expense reimbursements and waived fees      (1.18)%       (1.32)%       (1.58)%       (1.17)%       (0.73)%       (2.10)%
  After expense reimbursements and waived fees       (1.18)%       (1.32)%       (1.58)%       (0.95)%       (0.58)%         0.03%

PORTFOLIO TURNOVER RATE                              223.82%       124.48%       127.53%        82.54%        78.45%        64.36%

                                                              QUAKER SMALL-CAP GROWTH FUND

                                                                       FOR THE PERIOD FROM
                                                                             JUNE 14, 2001
                                                                          (COMMENCEMENT OF
                                                                            OPERATIONS) TO
                             YEAR ENDED JUNE 30,        2003          2002   JUNE 30, 2001
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   7.71      $   8.89        $   8.71
                                                ------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                        (0.15)        (0.20)          (0.01)
   Net realized and unrealized gain on
      investments                                      (0.85)        (0.98)           0.19
                                                ------------------------------------------

TOTAL FROM INVESTMENT OPERATIONS                       (1.00)        (1.18)           0.18
                                                ------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                0.00          0.00            0.00
   Net realized capital gain                            0.00          0.00            0.00
   Distribution in excess of net realized gain          0.00          0.00            0.00
                                                ------------------------------------------

TOTAL DISTRIBUTIONS                                     0.00          0.00            0.00
                                                ------------------------------------------

NET ASSET VALUE- END OF PERIOD                      $   6.71      $   7.71        $   8.89

TOTAL RETURN                                        (12.97)%      (13.27)%           2.07%(b)

RATIOS/SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000'S OMITTED)           $    117      $    140        $     31

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Before expense reimbursements and waived fees       2.63%         2.61%           2.86%(a)
   After expense reimbursements and waived fees        2.63%         2.61%           2.26%(a)

RATIO OF NET INVESTMENT INCOME (LOSS)
  TO AVERAGE NET ASSETS:
   Before expense reimbursements and waived fees     (2.20)%       (2.35)%         (2.49)%(a)
   After expense reimbursements and waived fees      (2.20)%       (2.35)%         (2.02)%(a)

PORTFOLIO TURNOVER RATE                              250.36%       154.51%         151.73%

(a)  Annualized.
(b)  Aggregate total return, not annualized.

                                            QUAKER CAPITAL OPPORTUNITIES FUND

                                                          FOR THE PERIOD FROM
                                                             JANUARY 31, 2002
                                                             (COMMENCEMENT OF
                                                               OPERATIONS) TO
                             YEAR ENDED JUNE 30,        2003    JUNE 30, 2002
-----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                $   9.43         $  10.00
                                                -----------------------------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                        (0.03)           (0.04)
   Net realized and unrealized gain (loss)
      on investments                                   (0.35)           (0.53)
                                                -----------------------------

TOTAL FROM INVESTMENT OPERATIONS                       (0.38)           (0.57)
                                                -----------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                0.00             0.00
   Net realized capital gain                            0.00             0.00
   Distribution in excess of net realized gain          0.00             0.00
                                                -----------------------------

TOTAL DISTRIBUTIONS                                     0.00             0.00
                                                -----------------------------

NET ASSET VALUE- END OF PERIOD                      $   9.05         $   9.43

TOTAL RETURN                                         (4.03)%          (5.70)%(b)

RATIOS/SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000'S OMITTED)           $  2,868         $  2,044

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Before expense reimbursements and waived fees       2.05%            2.53%(a)
   After expense reimbursements and waived fees        2.05%            2.53%(a)

RATIO OF NET INVESTMENT INCOME (LOSS)
  TO AVERAGE NET ASSETS:
   Before expense reimbursements and waived fees     (0.28)%          (1.09)%(a)
   After expense reimbursements and waived fees      (0.28)%          (1.09)%(a)

PORTFOLIO TURNOVER RATE                              692.80%          180.94%

(a)  Annualized.
(b)  Aggregate total return, not annualized.

                       QUAKER BIOTECH PHARMA-HEALTHCARE FUND

                                         FOR THE PERIOD FROM
                                            OCTOBER 14, 2002
                                            (COMMENCEMENT OF
                                              OPERATIONS) TO
                    YEAR ENDED JUNE 30,        JUNE 30, 2002
------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                $  10.00
                                                    --------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                        (0.08)
   Net realized and unrealized gain (loss)
      on investments                                    1.91
                                                    --------

TOTAL FROM INVESTMENT OPERATIONS                        1.83
                                                    --------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                0.00
   Net realized capital gain                            0.00
   Distribution in excess of net realized gain          0.00
                                                    --------
TOTAL DISTRIBUTIONS                                     0.00
                                                    --------

NET ASSET VALUE - END OF PERIOD                     $  11.83

TOTAL RETURN                                          18.30%(b)

RATIOS/SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000'S OMITTED)           $  2,611(a)
   Before expense reimbursements and waived fees       2.68%(a)
   After expense reimbursements and waived fees        2.64%(a)
   Before expense reimbursements and waived fees (2.22)%(a) After expense reimbursements and waived fees (2.18)%(a)
PORTFOLIO TURNOVER RATE                              108.76%

(a)  Annualized
(b)  Aggregate total return, not annualized

QUAKER MID-CAP VALUE FUND

                                                                                                                           FOR THE
                                                                                                                       PERIOD FROM
                                                                                                                   JANUARY 6, 1998
                                                                                                                     (COMMENCEMENT
                                                                                                                    OF OPERATIONS)
                                                                                                                       TO JUNE 30,
                             YEAR ENDED JUNE 30,        2003          2002          2001          2000          1999          1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  11.80      $  11.41      $  10.75      $  11.00      $  10.93      $  10.00
                                                ----------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                        (0.01)        (0.11)        (0.13)        (0.03)           --         (0.02)
   Net realized and unrealized gain
      on investments                                   (0.54)         0.84          0.87         (0.22)         0.23          0.95
                                                ----------------------------------------------------------------------------------

TOTAL FROM INVESTMENT OPERATIONS                       (0.55)         0.73          0.74         (0.25)         0.23          0.93
                                                ----------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                0.00          0.00          0.00          0.00          0.00          0.00
   Net realized capital gain                           (0.50)        (0.34)        (0.08)         0.00         (0.16)         0.00
   Distribution in excess of net realized gain          0.00          0.00          0.00          0.00          0.00          0.00
                                                ----------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS                                    (0.50)        (0.34)        (0.08)         0.00         (0.16)         0.00
                                                ----------------------------------------------------------------------------------

NET ASSET VALUE- END OF PERIOD                      $  10.75      $  11.80      $  11.41      $  10.75      $  11.00      $  10.93

TOTAL RETURN                                         (3.99)%         6.45%         6.95%       (2.27)%         2.68%      9.30%(b)

RATIOS/SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000'S OMITTED)           $  8,143      $  5,168      $  1,405      $  8,391      $ 12,155      $  9,033

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Before expense reimbursements and waived fees       2.11%         2.14%         2.63%         1.99%         1.63%      1.97%(a)
   After expense reimbursements and waived fees        2.11%         2.14%         2.63%         1.43%         1.35%      1.35%(a)

RATIO OF NET INVESTMENT INCOME (LOSS)
  TO AVERAGE NET ASSETS:
   Before expense reimbursements and waived fees       0.02%       (0.83)%       (1.05)%       (0.78)%       (0.33)%    (0.93)%(a)
   Ater expense reimbursements and waived fees         0.02%       (0.83)%       (1.05)%       (0.22)%       (0.05)%    (0.31)%(a)

PORTFOLIO TURNOVER RATE                              122.76%       106.60%       195.06%        38.59%        69.59%        13.86%

(a)  Annualized
(b)  Aggregate total return, not annualized

                                                            QUAKER SMALL-CAP VALUE FUND

                             YEAR ENDED JUNE 30,        2003          2002          2001          2000          1999          1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  14.91      $  15.63      $  12.57      $  12.81      $  13.47      $  11.53
                                                ----------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                        (0.22)        (0.22)        (0.16)        (0.02)        (0.04)        (0.01)
   Net realized and unrealized gain
      on investments                                    0.38          0.26          3.83          0.19         (0.40)         2.99
                                                ----------------------------------------------------------------------------------

TOTAL FROM INVESTMENT OPERATIONS                        0.16          0.04          3.67          0.17         (0.44)         2.98
                                                ----------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                0.00          0.00          0.00          0.00          0.00          0.00
   Net realized capital gain                           (0.90)        (0.76)        (0.61)        (0.41)        (0.22)        (1.04)
   Distribution in excess of net realized gain          0.00          0.00          0.00          0.00          0.00          0.00
                                                ----------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS                                    (0.90)        (0.76)        (0.61)        (0.41)        (0.22)        (1.04)
                                                ----------------------------------------------------------------------------------

NET ASSET VALUE- END OF PERIOD                      $  14.17      $  14.91      $  15.63      $  12.57      $  12.81      $  13.47

TOTAL RETURN                                           2.28%         0.54%        29.67%         1.38%       (2.96)%        27.04%

RATIOS/SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000'S OMITTED)           $  7,393      $  7,885      $  5,522      $ 11,214      $ 13,020      $  3,792

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Before expense reimbursements and waived fees       2.63%         2.72%         2.65%         1.58%         1.78%         4.20%
   After expense reimbursements and waived fees        2.58%         2.60%         2.65%         1.35%         1.35%         1.35%

RATIO OF NET INVESTMENT INCOME (LOSS)
  TO AVERAGE NET ASSETS:
   Before expense reimbursements and waived fees     (1.83)%       (1.60)%       (1.46)%       (0.37)%       (0.82)%       (3.03)%
   After expense reimbursements and waived fees      (1.78)%       (1.48)%       (1.46)%       (0.14)%       (0.40)%       (0.18)%

PORTFOLIO TURNOVER RATE                               89.57%        82.66%       124.37%       138.59%       113.99%       129.58%

                                                 GEEWAX TERKER CORE VALUE FUND

                                                           FOR THE PERIOD FROM
                                                                MARCH 26, 2002
                                                  YEAR ENDED  (COMMENCEMENT OF
                                                    JUNE 30,    OPERATIONS) TO
                                                        2003     JUNE 30, 2002
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                $   9.29          $  10.00
                                                ------------------------------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                        (0.09)            (0.03)
   Net realized and unrealized gain
      on investments                                    0.08             (0.68)
                                                ------------------------------

TOTAL FROM INVESTMENT OPERATIONS                       (0.01)            (0.71)
                                                ------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                0.00              0.00
   Net realized capital gain                            0.00              0.00
   Distribution in excess of net realized gain          0.00              0.00
                                                ------------------------------

TOTAL DISTRIBUTIONS                                     0.00              0.00
                                                ------------------------------

NET ASSET VALUE- END OF PERIOD                      $   9.28          $   9.29

TOTAL RETURN                                         (0.11)%        (7.10)%(b)

RATIOS/SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000'S OMITTED)           $  1,045          $    957

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Before expense reimbursements and waived fees       2.12%          2.21%(a)
   After expense reimbursements and waived fees        2.12%          2.21%(a)

RATIO OF NET INVESTMENT INCOME (LOSS)
  TO AVERAGE NET ASSETS:
   Before expense reimbursements and waived fees     (1.01)%        (1.14)%(a)
   After expense reimbursements and waived fees      (1.01)%        (1.14)%(a)

PORTFOLIO TURNOVER RATE                              151.69%            19.31%

(a)  Annualized
(b)  Aggregate total return, not annualized

                                                        QUAKER FIXED INCOME FUND

                             YEAR ENDED JUNE 30,        2003          2002          2001          2000          1999
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  10.09      $  10.06      $   9.85      $  10.33      $  10.41
                                                ---------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                         0.52          0.86          0.55          0.25          0.48
   Net realized and unrealized gain
      on investments                                   (0.28)         0.03          0.21         (0.28)        (0.27)
                                                ---------------------------------------------------------------------

TOTAL FROM INVESTMENT OPERATIONS                        0.24          0.89          0.76         (0.03)         0.21
                                                ---------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                               (0.52)        (0.86)        (0.55)        (0.25)        (0.48)
   Net realized capital gain                            0.00          0.00          0.00          0.00         (0.01)
   Distribution in excess of net realized gain          0.00          0.00          0.00          0.00          0.00
                                                ---------------------------------------------------------------------

TOTAL DISTRIBUTIONS                                    (0.52)        (0.86)        (0.55)        (0.25)        (0.49)
                                                ---------------------------------------------------------------------

NET ASSET VALUE- END OF PERIOD                      $   9.81      $  10.09      $  10.06      $   9.85      $  10.13

TOTAL RETURN                                           2.52%         9.06%         2.46%       (0.33)%         1.84%

RATIOS/SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000'S OMITTED)           $  2,621      $ 10,818      $  7,991      $  6,601      $  7,675

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Before expense reimbursements and waived fees       1.91%         2.04%         2.08%         1.41%         1.41%
   After expense reimbursements and waived fees        1.91%         2.04%         2.08%         0.90%         0.90%

RATIO OF NET INVESTMENT INCOME (LOSS)
  TO AVERAGE NET ASSETS:
   Before expense reimbursements and waived fees       5.35%         8.48%         5.43%         4.21%         4.03%
   After expense reimbursements and waived fees        5.35%         8.48%         5.43%         4.92%         4.54%

PORTFOLIO TURNOVER RATE                              600.89%       163.40%       180.47%        98.63%       276.94%

                     QUAKER INTERMEDIATE MUNICIPAL BOND FUND
                      (FORMERLY THE QUAKER HIGH YIELD FUND)

                                                                          FOR THE PERIOD FROM
                                                                            SEPTEMBER 5, 2000
                                                                             (COMMENCEMENT OF
                                                                                  OPERATIONS)
                             YEAR ENDED JUNE 30,        2003          2002   TO JUNE 30, 2001
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   7.32      $   9.46          $   9.68
                                                --------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                         0.37          0.74              0.92
   Net realized and unrealized gain
      on investments                                   (2.32)        (2.14)            (0.35)
                                                --------------------------------------------

TOTAL FROM INVESTMENT OPERATIONS                       (1.95)        (1.40)             0.57
                                                --------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                               (0.37)        (0.74)            (0.79)
   Net realized capital gain                            0.00          0.00              0.00
   Distribution in excess of net realized gain          0.00          0.00              0.00
                                                --------------------------------------------

TOTAL DISTRIBUTIONS                                    (0.37)        (0.74)            (0.79)
                                                --------------------------------------------

NET ASSET VALUE- END OF PERIOD                      $   5.00      $   7.32          $   9.46

TOTAL RETURN                                          (27.07)%      (15.28)%            6.29%

RATIOS/SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000'S OMITTED)           $    110      $    505          $    212

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Before expense reimbursements and waived fees        1.98%         1.92%             2.35%
   After expense reimbursements and waived fees         1.98%         1.92%             2.35%

RATIO OF NET INVESTMENT INCOME (LOSS)
  TO AVERAGE NET ASSETS:
   Before expense reimbursements and waived fees        5.91%         9.01%            10.23%
   After expense reimbursements and waived fees         5.91%         9.01%            10.23%

PORTFOLIO TURNOVER RATE                                 0.00%       231.10%           622.75%

                           HOW TO GET MORE INFORMATION

Additional information about the Funds is available in the Trust's latest Audited Annual Report, dated June 30, 2002 and Statement of Additional Information (SAI). The SAI contains more detailed information on all aspects of the Funds. A current SAI, dated November 1, 2003 has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Trust's Audited Annual Report contains audited financial information concerning the Funds and discussion relating to the factors that affected each Fund's performance during each Fund's last fiscal year.

To receive information without charge concerning the Funds or to request a copy of the SAI or annual report relating to the Funds, please contact the Trust at:

                             Quaker Investment Trust
                      c/o Citco-Quaker Fund Services, Inc.
                        1288 Valley Forge Road, Suite 88
                                    P.O. Box 987
                             Valley Forge, PA 19482
                                 1-800-220-8888

A copy of your requested document(s) will be mailed to you within three days of your request.

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information about the Funds is also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

--------------------------------------------------------------------------------
Not all share classes of the Quaker Funds are qualified or registered for sale in all states. Shares of the Funds may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available. Investors should inquire as to whether shares of a particular Fund are available for offer and sale in the investor's state of residence.
--------------------------------------------------------------------------------

                              the [GRAPHIC]
                              -------------------
                                  Quaker Funds
                              www.quakerfunds.com
                                  800-220-8888

Investment Company Act No. 811-06260                                 QFPR 112003

                       STATEMENT OF ADDITIONAL INFORMATION
                             QUAKER INVESTMENT TRUST
                      c/o Citco-Quaker Fund Services, Inc.
                        1288 Valley Forge Road, Suite 88
                             Valley Forge, PA 19482
                             Telephone 800-220-8888

                                November 1, 2003

This Statement of Additional Information ("SAI") is not a prospectus. This SAI contains additional information relating to each series of the Quaker Investment Trust (the "Trust") and should be read in conjunction with the Trust's Prospectus dated November 1, 2003.

                  Quaker Aggressive Growth Fund
                  Quaker Core Equity Fund
                  Quaker Small-Cap Growth Fund
                  Quaker Capital Opportunities Fund
                  Quaker Biotech Pharma-Healthcare Fund
                  Quaker Mid-Cap Value Fund
                  Quaker Small-Cap Value Fund
                  Geewax Terker Core Value Fund
                  Quaker Fixed-Income Fund; and
                  Quaker Intermediate Municipal Bond Fund
                  (each a "Fund" and together the "Funds").

This SAI relates only to the above-listed Funds. You may obtain a copy of the Prospectus, free of charge, by writing to Quaker Investment Trust, c/o Citco-Quaker Fund Services, Inc., 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482, or by calling 1-800-220-8888.

                                TABLE OF CONTENTS

                                                          Page
                  ---------------------------------------------
                  Investment Policies and Restrictions       2
                  ---------------------------------------------
                  Investment Restrictions                    5
                  ---------------------------------------------
                  Investment Advisor Information             7
                  ---------------------------------------------
                  Directors and Officers                     8
                  ---------------------------------------------
                  Performance Information                   14
                  ---------------------------------------------
                  Purchasing and Redeeming Shares           15
                  ---------------------------------------------
                  Tax Information                           15
                  ---------------------------------------------
                  Portfolio Transactions                    16
                  ---------------------------------------------
                  Custodian                                 17
                  ---------------------------------------------
                  Transfer Agent                            18
                  ---------------------------------------------
                  Administration                            18
                  ---------------------------------------------
                  Distributor                               18
                  ---------------------------------------------
                  Independent Accountants                   19
                  ---------------------------------------------
                  Distribution Plan                         19
                  ---------------------------------------------
                  General Information                       19
                  ---------------------------------------------
                  Financial Statements                      20
                  ---------------------------------------------

                      INVESTMENT POLICIES AND RESTRICTIONS

Each Fund's investment objective(s) and the manner in which each Fund pursues its investment objective(s) are generally discussed in the Prospectus. This section provides additional information concerning each Fund's permissible investments and/or investment restrictions not otherwise discussed in the Prospectus.

In addition to the primary investment securities in which each Fund invests as set forth in the Prospectus, each Fund may also invest in the following, to the extent that such investments do not violate an investment restriction described in the Prospectus or this SAI:

U.S. GOVERNMENT TREASURY BILLS, TREASURY NOTES, AND TREASURY BONDS are direct obligations of the U.S. Government. As such, these instruments are generally considered to have the highest credit standing. Securities backed by the full faith and credit of the United States Government (direct obligations) carry minimal credit risk; shareholders are generally exposed only to interest rate risk.

MUNICIPAL OBLIGATIONS. The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including, but not limited to, the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from Federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

For the purpose of diversification under the Investment Company Act of 1940, as amended (the "1940 Act"), the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

The Quaker Intermediate Municipal Bond Fund may invest in municipal lease obligations. Such obligations do not constitute general obligations of the municipality, but are ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain
"non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. See "Illiquid Securities" for a description of the Trust's policies in this regard.

U.S. GOVERNMENT AGENCY SECURITIES are securities issued by instrumentalities of the U.S. Government. Some of these securities are direct obligations of the U.S. Government, but those that are not still enjoy a very high degree of credit safety.

REPURCHASE AGREEMENTS ("Repos") In a Repo, a Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by any Fund must be collateralized by qualifying securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund, and the Fund may only enter into Repos with U.S. banks or qualifying broker/dealers, provided that the Fund's custodian always has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS The Funds may purchase securities on a when-issued basis, and may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place at some future date. A Fund may enter into such transactions when, in the Advisor/Sub-Advisor's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. None of the Funds is limited on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, any Fund committing to such transactions will maintain a segregated account with its Custodian consisting of cash, cash equivalents, or U.S. Government securities, in an amount equal to the aggregate fair market value of its commitments to such transactions.

EQUITY SECURITIES To the extent that such purchases do not conflict with a Fund's principal investment objective(s), the Funds may invest in common stock, convertible preferred stock, straight preferred stock, and investment grade convertible bonds. Each Fund may also invest up to 5% of its net assets in warrants or rights to acquire equity securities (other than those acquired in units or attached to other securities). Stocks held in the portfolio of a Fund will generally be traded on either the New York Stock Exchange, American Stock Exchange or the NASDAQ over-the-counter market.

SHORT-TERM INVESTMENTS The Funds also will normally hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions and to provide for Fund operating expenses. As a temporary defensive measure, each Fund may invest up to 100% of its total assets in investment grade bonds, U.S. Government Securities, repurchase agreements, or money market instruments. When a Fund invests its assets in such securities as a temporary defensive measure, it will not be pursuing its stated investment objective.

OPTIONS The Funds may invest in options on equity securities and securities indices, and options on futures contacts. The primary risks associated with these investments are; (1) the risk that a position cannot be easily closed out due to the lack of a liquid secondary market, and (2) the risk that changes in the value of the investment will not correlate to changes in the value of the underlying security. Further. over-the-counter options can be less liquid than exchange-traded options. Accordingly, the Funds will treat over-the-counter options as illiquid securities. Investing in options involves specialized skills and techniques different from those associated with ordinary portfolio transactions. The Funds may invest not more than 10% of their total assets in options transactions. Options may be purchased for hedging purposes, or to provide a viable substitute for direct investment in, and/or short sales of, specific equity securities. The Funds may write (sell) stock or stock index options only for hedging purposes or to close out positions in stock or stock index options that the Fund has purchased. The Funds may only write (sell) "covered" options.

FUTURES CONTRACTS AND RELATED OPTIONS To hedge against changes in securities prices or interest rates, the Funds may purchase and sell various kinds of futures contracts, and purchase and write call and put options on such futures contracts. Permissible futures contracts investments are limited to futures on various equity securities and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona-fide hedging or other non-hedging purposes as permitted by regulations of the Commodity Futures Trading Commission.

The Funds may only purchase or sell non-hedging futures contracts, or purchase or sell related non-hedging options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing non-hedging futures and related non-hedging options positions, and the amount of premiums paid for existing non-hedging options on futures (net of the amount the positions are "in the money") does not exceed 5% of the market value of the Fund's total assets. Otherwise, the Fund may invest up to 10% of its total assets in initial margins and premiums on futures and related options.

MONEY MARKET INSTRUMENTS Money market instruments mature in thirteen months or less from the date of purchase and include U.S. Government Securities, corporate debt securities, bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the Advisor's opinion. Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Fund. For temporary defensive purposes, a Sub-Advisor may, when it believes that unusually volatile or unstable economic and market conditions exists, depart from the Fund's normal investment approach and invest up to 100% of the net assets of the Fund in these instruments.

REGISTERED INVESTMENT COMPANIES Each Fund may invest up to 10% of the value of its total assets in securities of other investment companies. The Funds may invest in any type of investment company consistent with the Fund's investment objective and policies. The Funds will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's total assets. To the extent the Funds invest in other investment companies, the shareholders of the Funds would indirectly pay a portion of the operating costs of the investment companies.

REAL ESTATE SECURITIES The Funds may invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Funds are not limited in the amount of these types of securities they may acquire, it is not presently expected that within the next 12 months any Fund will have in excess of 5% of its total assets in real estate securities.

You should be aware that Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended (which may also be affected by changes in the value of the underlying property) and by changes in interest rates. REITs are dependent upon management skills, often have limited diversification, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemptions from the Investment Trust Act. Certain REITs have relatively small market capitalizations, which may result in less market liquidity and greater price volatility of their securities.

ILLIQUID  INVESTMENTS  Each  Fund  may  invest  up to 10% of its net  assets  in illiquid  securities.  Illiquid  securities  are  those  that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees and the Advisor, each Fund's Sub-Advisor determines the liquidity of that Fund's investments. Included within the category of illiquid securities are restricted securities, which cannot be sold to the public without registration under the federal securities laws. Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

MASTER-FEEDER OPTION Notwithstanding its other investment policies, each Fund may seek to achieve its investment objective by investing all of its investable net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Fund. Although such an investment may be made in the sole discretion of the Trustees, the Fund's shareholders will be given 30 days prior notice of any such investment. There is no current intent to make such an investment.

Permissible Investments for the Aggressive Growth, Capital Opportunities and Biotech Pharma-Healthcare Funds only:

SPECIAL SITUATIONS Each Fund may invest in special situations from time to time. A special situation arises when, in the opinion of Fund management, the securities of a company will, within a reasonably estimated time period, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Such developments and situations include, but are not limited to: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is found in the normal course of investing. To minimize these risks, the Funds will not invest in special situations unless the target company has at least three years of continuous operations (including predecessors), or unless the aggregate value of such investments is not greater than 25% of the Fund's total net assets (valued at the time of investment).

Permissible Investments for each Fund except the Fixed Income and Intermediate Municipal Bond Funds.

FOREIGN SECURITIES. The Funds may purchase foreign securities traded domestically as American Depository Receipts (ADRs). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade on the over the counter markets. The prices of ADRs are denominated in U.S. dollars, while the underlying security may be denominated in a foreign currency. Each Fund may invest up to 25% of its net assets in foreign securities.

Permissible Investments for the Biotech Pharma-Healthcare Fund only:

FOREIGN SECURITIES The Fund may invest up to 25% of its net assets in foreign securities, either in the form of ADRs or as stock traded on foreign exchanges.

PORTFOLIO TURNOVER. The Funds will generally purchase and sell securities without regard to the length of time the security has been held. Accordingly, it can be expected that the rate of portfolio turnover may be substantial. For each Fund's latest fiscal year ending on June 30, 2003, portfolio turnover rates were:

          Quaker Aggressive Growth Fund:................      401.43%
          Quaker Core Equity Fund:......................      223.82%
          Quaker Small-Cap Growth Fund:.................      250.36%
          Quaker Capital Opportunities Fund.............      692.80%
          Quaker Biotech Pharma-Healthcare Fund ........      108.76%
          Quaker Mid-Cap Value Fund:....................      122.76%
          Quaker Small-Cap Value Fund:..................       89.57%
          Geewax Terker Core Value Fund.................      151.69%
          Quaker Fixed Income Fund:.....................      600.89%
          Quaker Intermediate Municipal Bond Fund*: ....        0.00%

* Prior to August 8, 2003, the Intermediate Municipal Bond Fund operated under different investment objectives and strategies and was called the Quaker High Yield Fund. The figures quoted above reflect the activity of the High Yield Fund as of June 30, 2003.

High portfolio turnover in any year will result in the payment by a Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.

                             INVESTMENT RESTRICTIONS

The Funds (except where noted) have adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting securities" of each Fund as defined in the Investment Company Act of 1940 (the "1940 Act"). As provided in the 1940 Act, a vote of a "majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of the Fund's assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.

As a matter of fundamental policy, no Fund is allowed to:

(1) issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) in order to meet redemption requests, in amounts not exceeding 15% of its total assets; the Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

(2) invest for the purpose of exercising control or management of another issuer;

(3) purchase or sell commodities or commodities contracts, real estate (including limited partnership interests, but excluding readily marketable securities secured by real estate or interests therein, readily marketable interests in real estate investment trusts, readily marketable securities issued by companies that invest in real estate or interests therein, or mortgage-backed securities for the Fixed Income Fund as described in the Prospectus) or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);

(4) underwrite securities issued by others, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws;

(5) make short sales of securities or maintain a short position, except short sales "against the box", and except that a Fund may engage in short sales of securities to the extent described in the Prospectus (a short sale is made by selling a security the Fund does not own; a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short);

(5) participate on a joint or joint and several basis in any trading account in securities; or

(6) make loans of money or securities, except that the Funds may (i) invest in repurchase agreements and commercial paper; (ii) purchase a portion of an issue of publicly distributed bonds, debentures or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities; and

(7) under normal circumstances invest more than 25% of its total assets in the securities of companies engaged in a single industry; except that the Quaker Biotech Pharma-Healthcare Fund will invest not less than 25% of its assets in stocks of biotechnology, healthcare and pharmaceutical companies, and except that the Quaker Capital Opportunities Fund will invest not less than 25% of its assets in a single market sector. The market sectors in which the Quaker Capital Opportunities Fund invests will change from time to time, but the Fund will not at any time invest more than 25% of its assets in a single industry within that market sector. This restriction does not limit a Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments, or (iii) repurchase agreements collateralized by such obligations.

(8) Each Fund, other than Quaker Capital Opportunities Fund and Quaker Biotech Pharma-Healthcare Fund, is a "diversified company" as defined in the Investment Company Act of 1940 (the "1940 Act"). This means that a Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The following investment limitations are not fundamental, and may be changed without shareholder approval. As a matter of non-fundamental policy, each Fund is not allowed to:

(1) invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors) if more than 5% of its total assets would be invested in such securities;

(2) invest more than 10% of its net assets in illiquid securities; for this purpose, illiquid securities include, among others (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

(3) invest in the securities of any issuer if those officers or Trustees of the Trust and those officers and directors of the Advisor who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer's securities;

(4) purchase any securities on margin except in connection with such short-term credits as may be necessary for the clearance of transactions;

(5) invest in warrants, valued at the lower of cost or market, exceeding more than 5% of the value of the Fund's net assets; included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange; warrants acquired by the Fund in units or attached to securities may be deemed to be without value, unless otherwise permitted in the Prospectus or this SAI;

OTHER INVESTMENT LIMITATIONS
----------------------------
Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price. Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees of the Trust. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Fixed  income  securities  will  ordinarily  be traded  on the  over-the-counter market. When market quotations are not readily available, fixed income securities may be valued based on prices provided by a pricing service. The prices provided by the pricing service are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Such fixed income securities may also be priced based upon a matrix system of pricing similar bonds and other fixed income securities. Such matrix system may be based upon the considerations described above used by other pricing services and information obtained by the pricing agent from the Advisors and other pricing sources deemed relevant by the pricing agent.

                   INVESTMENT ADVISOR AND SUB-ADVISOR INFORMATION

Information on the Funds' Investment Advisor and Sub-Advisors is set forth in the Prospectus. This section contains additional information concerning the Advisors and their obligations to the Funds.

GENERAL ADVISOR DUTIES
----------------------

The Investment Advisor and Sub-Advisors supervise and implement the investment activities of the Funds, including the making of specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of the Advisor and each Sub-Advisor under their respective Advisory Agreements is the selection of brokers and dealers through whom transactions in the Funds' portfolio investments will be effected.

The Advisory Agreement and each Sub-advisory Agreement provide that each Advisor/Sub-Advisor shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Advisory Agreement, except by reason of the Advisor/Sub-Advisor's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

Each Advisory Agreement and Sub-advisory Agreement has an initial term of two years, but may be continued thereafter from year to year so long as its continuance is approved at least annually (a) by the vote of a majority of the Trustees of the Fund who are not "interested persons" of the Fund or the Advisor/Sub-Advisor cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund.

Each  Advisory   Agreement  and  each  Sub-advisory   Agreement  will  terminate
automatically in the event of its assignment (as defined in the 1940 Act).

Advisory Fees

The Fund's prospectus contains a description of the investment advisory fees paid by each Fund to the Adviser. The information below describes in more detail the calculation of the investment advisory fee paid by certain Funds.

Quaker Small-Cap Value Fund

The Trust pays to the Adviser a base fee (Base Fee) at an annual rate of 1.20% of the daily net assets of the Quaker Small-Cap Value Fund, provided, however, that the following adjustment factors will be applied to the Base Fee to determine net fees payable to the Adviser:

Cumulative Running 12 months        Performance Fee
Return of Fund vs. the Index*       Adjustment
--------------------------------------------------------
Less than + 1.0%                    0.3333 X Base Fee
Between +1.0 and +1.5%              0.4664 X Base Fee
Between +1.5 and +2.0%              0.5998 X Base Fee
Between +2.0 and +2.5%              0.7332 X Base Fee
Between +2.5 and + 3.0%             0.8666 X Base Fee
At +3.0%                            1.0000 X Base Fee
Between +3.0 and + 3.5%             1.1334 X Base Fee
Between +3.5 and + 4.0%             1.2668 X Base Fee
Between +4.0 and + 4.5%             1.4002 X Base Fee
Between +4.5 and + 5.0%             1.5336 X Base Fee
More than +5.0%                     1.6667 X Base Fee

* The "Index" refers to the Russell 200 Index.

Quaker Capital Opportunities Fund

The Trust pays the Adviser a base fee (Base Fee) at an annual rate of 1.05% of the daily net assets of the Quaker Capital Opportunities Fund; provided, however, that the following adjustment factors will be applied to the Base Fee to determine net fees payable to the Adviser:

--------------------------------------------------------------------------------
If the Fund's Cumulative Running 12 month           Then the Adviser's
total return is:                                    Performance Adjusted fee is:

Less than +1.00% greater than the Index             Base Fee X 0.4555
Between +1.00% and +1.50% greater than the Index    Base Fee X 0.6667
Between +1.50% and +2.00% greater than the Index    Base Fee X 0.8555
Between +2.00% and +2.50% greater than the Index    Base Fee X 1.0000
Between +2.50% and +3.00% greater than the Index    Base Fee X 1.1750
Between +3.00% and +3.50% greater than the Index    Base Fee X 1.3455
Between +3.50% and +4.00% greater than the Index    Base Fee X 1.5155
More than +4.00 greater than the Index              Base Fee X 1.6667
--------------------------------------------------------------------------------

The "Index" refers to the S&P 500 Index.

For the fiscal years ending on June 30 of each period listed below, each Fund paid the following aggregate investment advisory fees:

--------------------------------------------------------------------------------
Name of Fund                                 2003          2002           2001
--------------------------------------------------------------------------------
Aggressive Growth                         $2,176,377    $1,468,661      $381,785
--------------------------------------------------------------------------------
Core Equity                                 $113,182      $140,104      $187,942
--------------------------------------------------------------------------------
Small-Cap Growth                             $26,261       $33,590       $16,498
--------------------------------------------------------------------------------
Capital Opportunities                        $73,466        $6,649            NA
--------------------------------------------------------------------------------
Biotech Pharma-Healthcare                    $20,236            NA            NA
--------------------------------------------------------------------------------
Mid-Cap Value                               $148,338      $123,877       $53,322
--------------------------------------------------------------------------------
Small-Cap Value                             $369,718      $394,087      $241,378
--------------------------------------------------------------------------------
Geewax Terker Core Value                      $9,478        $2,768            NA
--------------------------------------------------------------------------------
Quaker Fixed Income                          $95,631       $80,704       $53,136
--------------------------------------------------------------------------------
Quaker Intermediate Municipal Bond **        $17,181       $78,153       $61,225
--------------------------------------------------------------------------------

**Prior to March 13, 2003, the Quaker Intermediate Municipal Bond Fund had a different sub-advisor and paid higher advisory fees than currently paid. The figures quoted above reflect such higher advisory fees for the period prior to March 13, 2003.

In addition, in the interest of limiting the expenses of certain Funds, the Adviser has voluntarily agreed to waive or limit a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses as set forth in the table below. The Adviser is under no obligation to continue such waivers or reimbursements.

---------------------------------------------------------------------------------------------------------------
                                                   Investment Advisory Fee              Expense Limitation
Name of Portfolio
---------------------------------------------------------------------------------------------------------------
Quaker Core Equity Fund                                     1.05%                                 N/A
---------------------------------------------------------------------------------------------------------------
Quaker Aggressive Growth Fund                               1.30%                                 N/A
---------------------------------------------------------------------------------------------------------------
Quaker Mid-Cap Value Fund                                   1.05%
---------------------------------------------------------------------------------------------------------------
Quaker Small-Cap Value Fund                             Base - 1.20%                       Class A - 2.60%
                                                      Maximum - 1.80%                   Class B and C- 3.35%
                                                      Minimum - 0.60%                      Class I - 2.35%
---------------------------------------------------------------------------------------------------------------
Quaker Small-Cap Growth Fund                                1.05%                                 N/A
---------------------------------------------------------------------------------------------------------------
Quaker Fixed Income Fund                      Assets $0 to $100 million- 0.65%                    N/A
                                              Assets in excess of $100 million-
                                                            0.60%
---------------------------------------------------------------------------------------------------------------
Quaker Intermediate Municipal Bond Fund       Assets $0 to $100 million- 0.65%                    N/A
                                              Assets in excess of $100 million-
                                                            0.60%
---------------------------------------------------------------------------------------------------------------
Geewax Terker Core Value Fund                               1.05%                                 N/A
---------------------------------------------------------------------------------------------------------------
Quaker Capital Opportunities Fund                       Base - 1.05%                              N/A
                                                       Maximum - 1.55%
                                                      Minimum - 0.6416%
---------------------------------------------------------------------------------------------------------------
Quaker Biotech Pharma-Healthcare Fund                       1.45%                                 N/A
---------------------------------------------------------------------------------------------------------------

The Sub-Advisers

The Funds' prospectus contains a description of the Sub-Adviser for each Fund as well as a description of the fees paid by the Adviser to each Sub-Advisers. The information below describes in more detail the sub-advisory fees paid to certain Sub-Advisers.

Knott Capital Management

The Adviser pays to Knott Capital Management ("Knott") a sub-advisory fee equal to a base fee of 0.75% ("Base Fee"), based on the average daily net assets of the Quaker Capital Opportunities Fund, which Base Fee may be adjusted up or down depending on the performance of the Fund versus the S&P 500 Index. The table below sets forth the monthly adjustments to the Base Fee:

--------------------------------------------------------------------------------
If the Fund's Cumulative Running 12 month total        Then Knott's performance
return is:                                             adjusted fee is:

Less than +1.00% greater than the Index                Base Fee X 0.4555
Between +1.00% and +1.50% greater than the Index       Base Fee X 0.6667
Between +1.50% and +2.00% greater than the Index       Base Fee X 0.8555
Between +2.00% and +2.50% greater than the Index       Base Fee X 1.0000
Between +2.50% and +3.00% greater than the Index       Base Fee X 1.1750
Between +3.00% and +3.50% greater than the Index       Base Fee X 1.3455
Between +3.50% and +4.00% greater than the Index       Base Fee X 1.5155
More than +4.00 greater than the Index                 Base Fee X 1.6667
--------------------------------------------------------------------------------

Aronson+Johnson+Ortiz, LP

The Adviser pays to Aronson+Johnson+Ortiz, LP ("AJO") a sub-advisory fee equal to a base fee of 0.90% ("Base Fee"), based on the average daily net assets of the Quaker Small Cap Value Fund, which Base Fee may be adjusted up or down depending on the performance of the Fund versus the Russell 2000 Index. The table below reflects the monthly adjustments to the Base Fee:

Cumulative Running 12 months        Performance Fee
Return of Fund vs. the Index*       Adjustment

Less than + 1.0%                    0.3333 X Base Fee
Between +1.0 and +1.5%              0.4664 X Base Fee
Between +1.5 and +2.0%              0.5998 X Base Fee
Between +2.0 and +2.5%              0.7332 X Base Fee
Between +2.5 and +3.0%              0.8666 X Base Fee
At +3.0%                            1.0000 X Base Fee
Between +3.0 and +3.5%              1.1334 X Base Fee
Between +3.5 and +4.0%              1.2668 X Base Fee
Between +4.0 and +4.5%              1.4002 X Base Fee
Between +4.5 and +5.0%              1.5336 X Base Fee
More than +5.0%                     1.6667 X Base Fee

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
-----------------------------------------------------------

In approving the investment advisory and sub-advisory agreements for each Fund, the Trustees were provided a legal memorandum outlining their duties under the 1940 Act and applicable state law in approving such agreements and the factors that the Trustees should consider in determining whether to renew the advisory and sub-advisory agreements. The Trustees then considered various matters with respect to approval of the advisory and sub-advisory agreements, including, among other things, the following:

     o    the terms of the investment advisory and sub-advisory agreements;

     o the scope and quality of the services that the Adviser and each Sub-Adviser provide to the Funds;

     o the advisory rates payable by the Funds to the Adviser and the fees payable by the Adviser to each Sub-Adviser;

     o the qualifications and disciplinary history of the professional staff of the Adviser and each Sub-Adviser and the resources each entity;

     o    the investment performance of each Fund over various periods, and

     o the profitability and financial condition of the Adviser and each Sub-Adviser.

With respect to the Quaker Fixed Income and Intermediate Municipal Bond Funds, the Board of Trustees also considered an in-person presentation by certain officers of Andres. The Trustees questioned the Andres representatives at length about its background and experience and its ability to manage a fund with a relatively small asset base.

With respect to the Quaker Biotech Pharma-Healthcare Fund, the Trustees also considered an in-person presentation by Sectoral Asset Management, which included a discussion of Sectoral's extensive experience in managing biotech funds. The Trustees weighed heavily the fact that Sectoral currently managed one of the largest the biotech funds in the world.

With respect to the Quaker Aggressive Growth Fund, the Trustees also considered the tenure of the Fund's portfolio manager, Mr. Mau Daftery, as an employee of the Adviser and the reasons behind Mr. Daftery's decision to manage the Fund through a sub-advisory arrangement. The Board took note that no increase in management fees was proposed in connection with the employment of DG Capital Management as the Fund's sub-adviser.

Based on the Trustees' deliberations and their evaluation of the information described above and the Adviser's and Sub-Advisers' responses to the questions raised at the various approval meetings, the Trustees, including the Trustees who are not "interested persons" as defined in the 1940 Act, approved the advisory and sub-advisory agreements for the Funds.

DIRECTORS AND OFFICERS

The Board Of Trustees ("Board" or "Trustees") has overall responsibility for conduct of the Trust's affairs. The day-to-day operations of the Trust are managed by the Advisor, subject to the Bylaws of the Trust and review by the Board. The Trustees of the Trust, including those Trustees who are also officers, are listed below.

--------------------------------------------------------------------------------------------------------------------------------
Interested Trustees
--------------------------------------------------------------------------------------------------------------------------------
                          Position(s)       Term of Office                                      Funds        Other
Name, Address &           Held with the     & Length of      Principal Occupation(s) During     Overseen     Directorships
Date of Birth             Trust             Time Served      Past 5 Years                       by Trustee   Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Mr. Jeffry H. King Sr.    Interested        Indefinite.      Chairman of the Board of           Ten              Director &
(1)                       Trustee,                           Directors of Quaker Securities,                    Co-Chairman,
                          Chairman of the   Since Nov.,      Inc., 1288 Valley Forge Road,                   Citco-Quaker Fund
1288 Valley Forge Road,   Board of          1996             Suite 75, Valley Forge, Pa                       Services, Inc.,
Suite 75, Valley Forge,   Trustees,                          19482, an institutional                             Director &
PA  19482                 Treasurer                          broker/dealer firm, since 2002.                  Chairman, Quaker
                                                             President & CEO of Quaker                          Funds, Inc.,
(12-06-42)                                                   Securities, Inc. from 1990 to                      Director and
                                                             2002.  Chairman of the Board of                    Co-Chairman,
                                                             Directors of Quaker Funds, Inc.,                      Quaker
                                                             1288 Valley Forge Road, Suite                    Securities, Inc.
                                                             71, Valley Forge, PA 19482,
                                                             currently Fund Manager to the
                                                             Quaker Family of Funds, since
                                                             1996.  Co-Chairman of the Board
                                                             of Citco-Quaker Fund Services,
                                                             Inc., 1288 Valley Forge Road,
                                                             Suite 88, Valley Forge, PA
                                                             19482, transfer agent to the
                                                             Trust, since May, 2001.
--------------------------------------------------------------------------------------------------------------------------------
Ms. Laurie Keyes(2)       Interested        Indefinite.      Chief Financial Officer of             Ten             None
1288 Valley Forge Road,   Trustee,                           Quaker Funds, Inc., currently
Suite 75, Valley Forge,   Secretary         Since Nov.,      Fund Manager to the Quaker
PA 19482                                    1996             Family of Funds, since 1996.

(12-10-49)
--------------------------------------------------------------------------------------------------------------------------------

                                       77

--------------------------------------------------------------------------------------------------------------------------------
Interested Trustees
--------------------------------------------------------------------------------------------------------------------------------
                          Position(s)       Term of Office                                      Funds        Other
Name, Address &           Held with the     & Length of      Principal Occupation(s) During     Overseen     Directorships
Date of Birth             Trust             Time Served      Past 5 Years                       by Trustee   Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Mr. Everett T. Keech      Interested        Indefinite.      Chairman-Executive Committee,          Ten      Director,
                          Trustee, Vice                      Technology Development Corp.,                   Technology
One Tower Bridge, Suite   Chairman of the   Since Nov.,      Norristown, PA, a technology                    Development
501 West Conshohocken,    Board,            1996             development and manufacturing                   Corp.; Director,
PA  19428                                                    firm, since 1997; President,                    Advanced Training
                                                             Quaker Investment Trust since                   Systems
(02-23-40)                                                   January 2002; Lecturer,                         International,
                                                             University of Pennsylvania since                Inc.; Director,
                                                             1988                                            Phoenix Data
                                                                                                             Systems, Inc.
--------------------------------------------------------------------------------------------------------------------------------
Mr. Kevin J. Mailey (3)   Interested        Indefinite.      Principal of Quaker Funds, Inc.    Ten          Director, Quaker
                          Trustee,                           since May, 2000. Elected                        Funds, Inc.
1288 Valley Forge Road,   President         Since Feb.,      President of Quaker Funds, Inc.
Suite 71, Valley Forge,                     2002             in September, 2001.  Marketing
PA  19482                                                    Director of Meridian Investments
                                                             from October, 1997 to June,
(09-06-52)                                                   1999. Principal and Marketing
                                                             Director of the William Penn
                                                             Funds from December, 1989 to
                                                             June, 1997. Graduate of Notre
                                                             Dame University.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
--------------------------------------------------------------------------------------------------------------------------------
                          Position(s)       Term of Office                                      Funds        Other
Name, Address &           Held with the     & Length of      Principal Occupation(s) During     Overseen     Directorships
Date of Birth             Trust             Time Served      Past 5 Years                       by Trustee   Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Mr. Louis P. Pektor,      Independent       Indefinite.      President, Ashley Development          Ten             None
III                       Trustee                            Company, 559 Main Street, Suite
                                            Since Nov.,      300, Bethlehem, PA, 18018, a
559 Main Street, Suite                      1996             commercial real estate
300, Bethlehem, PA,                                          development company,  since
18018                                                        1989.  Previously, Executive
                                                             Vice President, Wall Street
(01-18-51)                                                   Mergers & Acquisitions, Allentown,
                                                             Pennsylvania. Graduate of Moravian
                                                             College with BA and Lehigh
                                                             University with a MBA in Business
                                                             Management.
--------------------------------------------------------------------------------------------------------------------------------

                                       78

--------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
--------------------------------------------------------------------------------------------------------------------------------
                          Position(s)       Term of Office                                      Funds        Other
Name, Address &           Held with the     & Length of      Principal Occupation(s) During     Overseen     Directorships
Date of Birth             Trust             Time Served      Past 5 Years                       by Trustee   Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Mr. Mark S. Singel        Independent       Indefinite.      Managing Director , Public             Ten          Director,
                          Trustee                            Affairs Management, 305 North                   GoInternet Corp.,
305 North Front Street,                     Since Feb.,      Front Street, Harrisburg, PA                    Philadelphia, PA,
Harrisburg, PA  17108                       2002.            17108, a political consulting                      Trustee, St.
                                                             firm, since 1999. President and                 Francis University
(09-12-53)                                                   CEO of Singel Associates,
                                                             1995-1999.  Formerly Lieutenant
                                                             Governor and Acting Governor of
                                                             the Commonwealth of
                                                             Pennsylvania; also served as a
                                                             State Senator for Pennsylvania
                                                             and Chairman of the Pennsylvania
                                                             Democratic Party.
--------------------------------------------------------------------------------------------------------------------------------
Ambassador Adrian A.      Independent       Indefinite.      President of Eisenhower                Ten       Governor of the
Basora (ret.)             Trustee                            Fellowships ("EF"),                                Philadelphia
                                            Since Feb.,      Philadelphia, PA, since 1996.                     Stock Exchange
256 South 16th Street,                      2002.            EF's mission is to enhance
Philadelphia, PA  19102                                      progress and mutual
                                                             understanding through linkages
(07-18-38)                                                   among leaders in key fields
                                                             throughout the world.
                                                             Previously served as U.S.
                                                             Ambassador to the Czech Republic
                                                             from 1992 through 1995.  Served
                                                             as National Security Council
                                                             Director for European Affairs at
                                                             the White House from 1989 to
                                                             1991.  Ambassador Basora's
                                                             affiliations include the Council
                                                             on Foreign Relations, the
                                                             Foreign Policy Research
                                                             Institute and the Foundation for
                                                             a Civil Society.  Ambassador
                                                             Basora holds an MPA degree from
                                                             Princeton University and
                                                             undergraduate degrees from the
                                                             Institut d'Etudes Politiques in
                                                             Paris and from Fordham
                                                             University.
--------------------------------------------------------------------------------------------------------------------------------

                                       79

--------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
--------------------------------------------------------------------------------------------------------------------------------
                          Position(s)       Term of Office                                      Funds        Other
Name, Address &           Held with the     & Length of      Principal Occupation(s) During     Overseen     Directorships
Date of Birth             Trust             Time Served      Past 5 Years                       by Trustee   Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Mr. G. Michael Mara       Independent       Indefinite.      Managing Director, Millennium          Ten             None
(4)                       Trustee                            Bank, Malvern, PA, since 2000.
                                            Since Feb.,      President, Valley Forge Capital
30 Valley Stream                            2002.            Advisors since January 2003.
Parkway, Malvern, PA                                         Previously principal, Vanguard
19355                                                        Fiduciary Trust Company, The
                                                             Vanguard Group, Valley Forge,
(05-05-55)                                                   PA, from 1997 to 1999.  District
                                                             Manager and Senior Vice
                                                             President, Merrill Lynch Trust
                                                             Company, 1995 to 1997.  Served
                                                             in various increasingly
                                                             responsible roles within Merrill
                                                             Lynch from 1986 to 1997.  Mr.
                                                             Mara also served in the U.S.
                                                             Army Intelligence and Security
                                                             Command in Augsburg, Germany
                                                             from 1976-1980.  Mr. Mara holds
                                                             an MBA in management from The
                                                             American University, Washington,
                                                             DC and a BA in Business
                                                             Communications from Emerson
                                                             College, Boston, MA
--------------------------------------------------------------------------------------------------------------------------------
Mr. James R. Brinton      Independent       Indefinite.      President, Robert J. McAllister    Ten             Penn Street
                          Trustee                            Agency, Inc., 123 West Lancaster                    Fund, Inc.
123 West Lancaster                          Since Feb.,      Avenue, Wayne PA  19087, a                         5 Portfolios
Avenue, Wayne PA  19087                     2002             commercial insurance brokerage
                                                             firm, since 1979.  Mr. Brinton
(07-03-54)                                                   holds a BA in business from
                                                             Marietta College and licenses as
                                                             a property and casualty broker
                                                             and life, accident and health agent.
--------------------------------------------------------------------------------------------------------------------------------

------------------------------
(1) Mr. King is an "interested person" of the Trust for purposes of the 1940 Act because he is a principal and controlling shareholder of Quaker Funds, Inc., Investment Advisor to the Trust, is a shareholder of Citco-Quaker Fund Services, Inc., the transfer agent, fund accountant and administrator for the Trust, and serves as a director of Quaker Funds, Inc. and Citco-Quaker Fund Services, Inc.

(2) Ms. Keyes is an "interested person" of the Trust for purposes of the 1940 Act because she is a principal and controlling shareholder of Quaker Funds, Inc., Investment Advisor to the Trust.

(3) Mr. Mailey is an "interested person" of the Trust for purposes of the 1940 Act because he is a shareholder of Citco-Quaker Fund Services, Inc., the transfer agent, fund accountant and administrator for the Trust, he is a principal and controlling shareholder of Quaker Funds, Inc., Investment Advisor to the Trust, and he serves as President of Quaker Funds, Inc.

(4) Mr. Mara is an officer of Penn Street Fund, Inc., a registered investment company. Mr King was a director of Penn Street Fund, Inc. from May, 2002 until April, 2003.

There are no family relationships between the Trustees and executive officers of the Trust, except between Ms. Keyes and Mr. King, who are married.

AUDIT COMMITTEE
---------------

The Board of Trustees has formed an Audit Committee to oversee the financial reporting of the Trust, nominate independent auditors to conduct audits of the Trust's financial statements, and perform other related duties. The Audit Committee has adopted a charter to govern such activities. The members of the Audit Committee are: Amb. Adrian Basora (Chairman), Mr. G. Michael Mara, Mr. Mark S. Singel, and Mr. James R. Brinton. The Audit Committee met twice during the fiscal year ended June 30, 2003.

NOMINATING COMMITTEE
--------------------

The Board of Trustees has formed a Nominating Committee that selects and nominates those persons for membership on the Trust's Board of Trustees who are disinterested trustees. The Nominating Committee currently does not consider nominations from shareholders. The members of the Nominating Committee are Mr.
G. Michael Mara (Chairman), Mr. Louis P. Pektor III, Amb. Adrian A. Basora , Mr. Mark S. Singel, and Mr. James R. Brinton

During the Trust's most recently completed fiscal year, the Nominating Committee held no meetings.

COMPENSATION
------------

Each Trustee who is not an "interested person" of the Trust receives $5000 per meeting attended in person and $3000 per meeting attended by telephone. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. For the Trust's fiscal year ending June 30, 2003, the Trust paid the following fees to Trustees:

-----------------------------------------------------------------------------------------------------------------------
                             Aggregate              Pension or Retirement      Estimated Annual
                             Compensation from      Benefits Accrued as        Benefits Upon         Total Compensation
Name of Trustee              Company                Part of Trust's Expenses   Retirement            Paid to Trustee
-----------------------------------------------------------------------------------------------------------------------
Amb. Adrian A. Basora        $15,000                $0.00                      $0.00                 $15,000
-----------------------------------------------------------------------------------------------------------------------
Mr. James R. Brinton         $12,000                $0.00                      $0.00                 $12,000
-----------------------------------------------------------------------------------------------------------------------
Mr. G. Michael Mara          $22,000                $0.00                      $0.00                 $22,000
-----------------------------------------------------------------------------------------------------------------------
Mr. Louis P. Pektor III      $12,000                $0.00                      $0.00                 $12,000
-----------------------------------------------------------------------------------------------------------------------
Mr. Mark S. Singel           $12,000                $0.00                      $0.00                 $12,000
-----------------------------------------------------------------------------------------------------------------------

TRUSTEE OWNERSHIP OF FUND SHARES

As of August 29, 2003, the Trustees owned the following aggregate amounts of Fund shares:

-----------------------------------------------------------------------------------------------------------
                                            Dollar Range of                          Aggregate Dollar Range
                                            Fund Shares Held in                      in All Funds Overseen
Name of Trustee                             Each Fund of the Trust                   by Trustee in Trust
-----------------------------------------------------------------------------------------------------------
Mr. Jeffry H. King, Sr.                Aggressive Growth-  Over $100,000
                                           Mid-Cap Value-  Over $100,000
                                         Small-Cap Value-  Over $100,000                 Over $100,000
                                Capital Opportunities - $50,001-$100,000
                               Biotech Pharma Healthcare - Over $100,000
                                            Fixed Income - Over $100,000
-----------------------------------------------------------------------------------------------------------
Ms. Laurie Keyes                        Aggressive Growth- Over $100,000
                                          Small-Cap Value- Over $100,000
                                           Mid-Cap Value-  Over $100,000                 Over $100,000
                                Capital Opportunities - $50,001-$100,000
                               Biotech Pharma Healthcare - Over $100,000
                                            Fixed Income - Over $100,000
-----------------------------------------------------------------------------------------------------------

                                       81

-----------------------------------------------------------------------------------------------------------
                                            Dollar Range of                          Aggregate Dollar Range
                                            Fund Shares Held in                      in All Funds Overseen
Name of Trustee                             Each Fund of the Trust                   by Trustee in Trust
-----------------------------------------------------------------------------------------------------------
Mr. Everett T. Keech                   Aggressive Growth-  $1.00-$10,000                 $1.00-$10,000
-----------------------------------------------------------------------------------------------------------
Mr. Kevin J. Mailey                                                 None                      None
-----------------------------------------------------------------------------------------------------------
Amb. Adrian A. Basora                                               None                      None
-----------------------------------------------------------------------------------------------------------
Mr. James R. Brinton                 Aggressive Growth- $50,001-$100,000                 Over $100,000
                                       Small-Cap Value - $10,001-$50,000
                             Biotech Pharma Healthcare - $10,001-$50,000
-----------------------------------------------------------------------------------------------------------
Mr. G. Michael Mara                      Small-Cap Value - $1.00-$10,000                 $1.00-$10,000
-----------------------------------------------------------------------------------------------------------
Mr. Louis P. Pektor III                                             None                      None
-----------------------------------------------------------------------------------------------------------
Mr. Mark S. Singel                                                  None                      None
-----------------------------------------------------------------------------------------------------------

CONTROL PERSONS AND SHAREHOLDERS OWNING IN EXCESS OF 5% OF FUND SHARES

As of August 29, 2003 the following shareholders of each Fund owned 5% or more of the total outstanding shares in that Fund.

--------------------------------------------------------------------------------
                                                                 % Ownership of
                              Name of Quaker Fund    Number of      Total Fund
Name of Shareholder           in Which Shares Held   Shares Owned     Shares
--------------------------------------------------------------------------------
National Investor Services,
FBO Client Accts              Core Equity A          560,218         70.14%
--------------------------------------------------------------------------------
Charles Schwab, FBO Client    Core Equity A          116,058         14.53%
Accts
--------------------------------------------------------------------------------
Boynton, E., Individual       Core Equity A           82,049         10.27%
--------------------------------------------------------------------------------
J Terker, Individual          Core Equity I           17,261          6.35%
--------------------------------------------------------------------------------
C Buck, Individual            Core Equity I           18,823          6.92%
--------------------------------------------------------------------------------
R Terker, Individual          Core Equity I           17,261          6.35%
--------------------------------------------------------------------------------
A Terker, Individual          Core Equity I           17,261          6.35%
--------------------------------------------------------------------------------
Geewax Terker                 Core Equity I           76,760         28.23%
--------------------------------------------------------------------------------
Geewax Terker                 Core Equity I           59,311         21.81%
--------------------------------------------------------------------------------
Robert B Wool, Individual     Core Equity C            1,685          7.35%
--------------------------------------------------------------------------------
Robert Nutting, Individual    Core Equity C            3,064         13.36%
--------------------------------------------------------------------------------
P Hillary, Individual         Core Equity C            1,831          7.99%
--------------------------------------------------------------------------------
J Techman, Individual         Core Equity C            1,537          6.70%
--------------------------------------------------------------------------------
D Ainslie, Individual         Core Equity C            1,940          8.46%
--------------------------------------------------------------------------------
S Pincus, Individual          Core Equity C            2,348         10.24%
--------------------------------------------------------------------------------
G Kuzmiskus, Individual       Core Equity C            1,766          7.70%
--------------------------------------------------------------------------------
S Johnson, Individual         Core Equity C            1,234          5.38%
--------------------------------------------------------------------------------
Francis M Foley Individual    Core Equity B            4,335         26.38%
--------------------------------------------------------------------------------
Janney Montgomery Scott LLC   Core Equity B            4,084         24.86%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                 % Ownership of
                              Name of Quaker Fund    Number of      Total Fund
Name of Shareholder           in Which Shares Held   Shares Owned     Shares
--------------------------------------------------------------------------------
Ellen J. Tamburri             Core Equity B            2,049         12.47%
--------------------------------------------------------------------------------
IRA FBO Marta M Simo          Core Equity B            1,153          7.02%
--------------------------------------------------------------------------------
Matthew P. Godek, Individual  Core Equity B            1,551          9.44%
--------------------------------------------------------------------------------

Charles Schwab, FBO Client    Aggressive Growth A  7,922,808         68.06%
Accts
--------------------------------------------------------------------------------
King, Individual              Aggressive Growth I     20,375          7.21%
--------------------------------------------------------------------------------
M Daftry, Individual          Aggressive Growth I     53,346         18.88%
--------------------------------------------------------------------------------
P Schofield, Individual       Aggressive Growth I     17,151          6.07%
--------------------------------------------------------------------------------
Millennium Bank               Aggressive Growth I     20,655          7.31%
--------------------------------------------------------------------------------
SEI FBO First Hawaiian        Aggressive Growth I     59,066         20.90%
--------------------------------------------------------------------------------
PINTO                         Aggressive Growth I     16,037          5.67%
--------------------------------------------------------------------------------
Charles Schwab, FBO Client    Quaker Mid-Cap         226,517         27.87%
Accts                         Value A
--------------------------------------------------------------------------------
FTC & CO                      Quaker Mid-Cap          45,271          5.57%
                              Value A
--------------------------------------------------------------------------------
William E. Buckholz,          Quaker Mid-Cap          37,586          8.08%
Individual                    Value C
--------------------------------------------------------------------------------
L Keyes, Individual           Quaker Mid-Cap          12,564         12.74%
                              Value I
--------------------------------------------------------------------------------
King, Individual              Quaker Mid-Cap          35,168         35.67%
                              Value I
--------------------------------------------------------------------------------
Millennium Bank               Quaker Mid-Cap          28,524         28.93%
                              Value I
--------------------------------------------------------------------------------
Bank of Oklahoma OPUBCO       Small-Cap Value I      276,625         20.16%
--------------------------------------------------------------------------------
Charles Schwab, FBO Client    Small-Cap Value A      319,333         56.73%
Accts
--------------------------------------------------------------------------------
Nabank & Co. FBO Client       Small-Cap Value I      130,441          7.37%
Accts
--------------------------------------------------------------------------------
Richmond Heights              Small-Cap Value I       91,497          6.67%
--------------------------------------------------------------------------------
Deutsche Bank Securities,     Small-Cap Value I      724,505         52.79%
Inc.
--------------------------------------------------------------------------------
Preston R. Hoagland,          Small-Cap Value B        3,421          6.08%
Individual
--------------------------------------------------------------------------------
Kelly Brian J, Individual     Small-Cap Value C       10,586          9.76%
--------------------------------------------------------------------------------
John J Geewax, Individual     Small-Cap Growth I     233,644         95.40%
--------------------------------------------------------------------------------
Dr. Harry McDermott,          Small-Cap Growth B       2,512         20.12%
Individual
--------------------------------------------------------------------------------
Papp W, Individual            Small-Cap Growth B       2,815         22.54%
--------------------------------------------------------------------------------
John A Calvert, Jr            Small-Cap Growth B         734          5.88%
--------------------------------------------------------------------------------
Ronald S Acher, Individual    Small-Cap Growth B       2,538         20.32%
--------------------------------------------------------------------------------
Richard R Turk                Small-Cap Growth B         865          6.93%
--------------------------------------------------------------------------------
First Clearing Corp           Small-Cap Growth C       1,560          5.97%
--------------------------------------------------------------------------------
Charles N Beling, Jr,         Small-Cap Growth C       1,697          6.49%
Individual
--------------------------------------------------------------------------------
Charles P. Hinshaw,           Small-Cap Growth C       7,261         27.76%
Individual
--------------------------------------------------------------------------------
Daniel Radogna, Individual    Small-Cap Growth C       1,780          6.81%
--------------------------------------------------------------------------------
Barry W Kocher, Individual    Small-Cap Growth C       1,632          6.24%
--------------------------------------------------------------------------------
First Clearing Corp           Small-Cap Growth A       2,788         14.29%
--------------------------------------------------------------------------------
Citco Corporate Services,     Small-Cap Growth A      15,007         76.92%
Inc.
--------------------------------------------------------------------------------
Terry R Priebe, Individual    Small-Cap Growth A       1,307          6.70%
--------------------------------------------------------------------------------
Charles Schwab, FBO Client    Capital                 72,448         21.06%
Accts SCHWAB -                Opportunities A
--------------------------------------------------------------------------------
Larry R Rohrbaugh, individual Capital                 49,564         14.41%
                              Opportunities A
--------------------------------------------------------------------------------
Anthony V Benedetto,          Capital                  7,972          7.74%
Individual                    Opportunities B
--------------------------------------------------------------------------------
NFSC                          Capital                 12,239         11.88%
                              Opportunities B
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                 % Ownership of
                              Name of Quaker Fund    Number of      Total Fund
Name of Shareholder           in Which Shares Held   Shares Owned     Shares
--------------------------------------------------------------------------------
Anne Reilly, Individual       Capital                  6,493          6.30%
                              Opportunities A
--------------------------------------------------------------------------------
Geewax Terker                 Geewax Terker Core     105,714         93.95%
                              Value
--------------------------------------------------------------------------------
Local 68 Eng Union            Quaker Biotech A        24,248          9.62%
--------------------------------------------------------------------------------
Frank Follmer, Individual     Quaker Biotech C         8,590          5.10
--------------------------------------------------------------------------------
Walter Maximuck Jr,           Quaker Biotech C        17,504         10.40%
Individual
--------------------------------------------------------------------------------
Robert Nutting                Quaker Biotech C        16,924         10.06%
--------------------------------------------------------------------------------
Charles Schwab, FBO Client
Accts SCHWAB -                Fixed Income A          29,729         11.64%
--------------------------------------------------------------------------------
Joseph Somers Jr., Individual Fixed Income A          41,309         16.17%
--------------------------------------------------------------------------------
Citco Corporate Services, Inc Fixed Income A          24,369          9.54%
--------------------------------------------------------------------------------
Thomas Hill, Individual       Fixed Income B          13,346         10.23%
--------------------------------------------------------------------------------
David Kreitzer, Individual    Fixed Income B           8,775          6.49%
--------------------------------------------------------------------------------
NFSC                          Fixed Income C          51,333         16.75%
--------------------------------------------------------------------------------
Walter Maximuck, Individual   Fixed Income C          24,172          7.89%
--------------------------------------------------------------------------------
Charles P Hinshaw, Individual Fixed Income C          32,203         10.51%
--------------------------------------------------------------------------------
Robert Nutting, Individual    Fixed Income C          20,496          6.69%
--------------------------------------------------------------------------------
Jeffrey H. King, Individual   Fixed Income I          26,291         82.13%
--------------------------------------------------------------------------------
R Keyes, Individual           Fixed Income I           5,458         17.06%
--------------------------------------------------------------------------------
Sadjian                       Intermediate
                              Municipal Bond A **      1,387         11.10%
--------------------------------------------------------------------------------
Citco Corporate Services,     Intermediate
Inc.                          Municipal Bond A **     10,571         84.54%
--------------------------------------------------------------------------------
Anita Carno, Individual       Intermediate
                              Municipal Bond B **      1,334         16.85%
--------------------------------------------------------------------------------
Ann J McGinnis, Individual    Intermediate
                              Municipal Bond B **      4,590         57.97%
--------------------------------------------------------------------------------
Nagaraj Ramnath               Intermediate
                              Municipal Bond B **        447          5.65%
--------------------------------------------------------------------------------
Kay A Selig, Individual       Intermediate
                              Municipal Bond B **        552          6.60%
--------------------------------------------------------------------------------
Shirley A Mittl               Intermediate
                              Municipal Bond B **        458          5.79%
--------------------------------------------------------------------------------
Carla E Carey                 Intermediate
                              Municipal Bond C **      1,758          8.86%
--------------------------------------------------------------------------------
Elizabeth C Horvath,          Intermediate
Individual                    Municipal Bond C **      1,225          6.18%
--------------------------------------------------------------------------------
Timothy Schamberger,          Intermediate
Individual                    Municipal Bond C **      1,777          8.96%
--------------------------------------------------------------------------------
Andrew Levas, Individual      Intermediate
                              Municipal Bond C **      1,387          6.99%
--------------------------------------------------------------------------------
George N Beling, Individual   Intermediate
                              Municipal Bond C **      4,458         22.48%
--------------------------------------------------------------------------------
Daniel Radogna, Individual    Intermediate
                              Municipal Bond C **      2,206         11.12%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                 % Ownership of
                              Name of Quaker Fund    Number of      Total Fund
Name of Shareholder           in Which Shares Held   Shares Owned     Shares
--------------------------------------------------------------------------------
Cheryl A Kocher, Individual   Intermediate
                              Municipal Bond C **      1,504          7.59%
--------------------------------------------------------------------------------
Barry W Kocher, Individual    Intermediate
                              Municipal Bond C**       2,020         10.19%
--------------------------------------------------------------------------------
Kathleen Sanzari, Individual  Intermediate
                              Municipal Bond C **      2,028         10.22%
--------------------------------------------------------------------------------
Boscacci                      Intermediate
                              Municipal Bond I **     28,329           100%
--------------------------------------------------------------------------------

**Prior to August 8, 2003, the Intermediate Municipal Bond Fund was called the Quaker High Yield Fund.

As of August 29, 2003, the Directors and Officers of the Trust as a group owned less than 1% of each Class of each Fund of the Trust with the exception of the following:

Quaker Biotech Pharma Healthcare Fund Class A - 9.82%
Quaker Fixed Income Fund Class I - 82.13%
Quaker Mid-Cap Value Fund Class I   52.65%
Quaker Capital Opportunities Fund Class A - 3%
Quaker Aggressive Growth Fund Class I - 12.16%

                             PERFORMANCE INFORMATION

From time to time the Funds may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return Percentage for the period.

Average Annual Total Return is computed as follows:  P(1+T)^[n] = ERV

Where:    P = a hypothetical initial investment of $1000
          T = average annual total return
          n = number of years
          ERV = ending redeemable value of shares at the end of the period

Each Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

The yield of the Fixed Income Fund and the Intermediate Municipal Bond Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the Fund, all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated. In particular, yield is determined according to the following formula:

          Yield =2[(A - B/CD + 1)^6-1]

Where: A equals dividends and interest earned during the period; B equals expenses accrued for the period (net of reimbursements); C equals average daily number of shares outstanding during the period that were entitled to receive dividends; D equals the maximum offering price per share on the last day of the period.

In sales literature, a Fund's performance may be compared with that of market indices and other mutual funds. In addition to the above computations, a Fund might use comparative performance as computed in a ranking determined by Lipper Analytical Services, Morningstar, Inc., or that of another service.

                         PURCHASING AND REDEEMING SHARES

Redemptions of each Fund's shares will be made at net asset value ("NAV") less any applicable CDSC. Each Fund's NAV is determined on days on which the New York Stock Exchange ("NYSE") is open for trading. For purposes of computing the NAV of a share of a Fund, securities traded on security exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Sub-Advisor, subject to the review and supervision of the Advisor and the Board. The price per share for a purchase order or redemption request is the NAV next determined after receipt of the order.

The Funds are open for business on each day that the NYSE is open. Each Fund's share price or NAV is normally determined as of 4:00 p.m., Eastern time. Each Fund's share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received.

REDEMPTIONS IN KIND
-------------------

The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund has committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

                                 TAX INFORMATION

Each Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a RIC, the Funds must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities.

If a Fund qualifies as a RIC and distributes at least 90% of its net investment income, the Fund will not be subject to Federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

Each Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost. However, for federal income tax purposes the original cost would continue as the tax basis.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund(s) may be required to withhold federal income tax at the rate of 31% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.

TAXATION OF THE SHAREHOLDER. Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Funds during the following January.

Distributions by a Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them. However, for federal income tax purposes the original cost will continue as the tax basis.

DIVIDENDS. Each Fund intends to distribute substantially all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will generally be taxable to shareholders as ordinary income whether received in cash or in additional shares. Dividends paid to individual and other noncorporate shareholders will be treated as qualified dividend income (subject to tax at a maximum rate of 15%) to the extent of the dividends received by the Fund in any taxable year from domestic corporations and certain qualified foreign corporations. However, if the qualified dividends, received by the Fund are 95% (or more) of the Fund's gross income (exclusive of any net capital gain) in any taxable year, then all of the ordinary income dividends paid by the Fund for that taxable year will be treated as qualified dividend income. Dividends paid to corporate shareholders will qualify for the dividends-received deduction only to the extent of the dividends received by the Fund in any taxable year from domestic corporations. Any net capital gains realized by the Fund will be distributed annually as capital gain dividends and will be taxed to shareholders as long-term capital gains (currently subject to tax at a maximum rate of 15%), regardless of how long the shareholder has held shares and regardless of whether the distributions are received in cash or in additional shares.

A portion of a Fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. The Funds will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends constituting qualified dividend income, the amount of dividends eligible for the dividends-received deduction and the amount of capital gain dividends.

                             PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for each Fund are made by the Advisor, or if a Sub-Advisor has been retained, the Sub-Advisor. In placing purchase and sale orders for portfolio securities for a Fund, it is the policy of the Advisor/Sub-Advisor to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Advisor/Sub-Advisor's evaluation of the broker's efficiency in executing and clearing transactions, the rate of commission or the size of the broker-dealer's "spread", the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer, and research and other services provided. A Fund may pay more than the lowest available commission in return for brokerage and research services. Research and other services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to securities and reports and analysis concerning issuers and their creditworthiness. A Fund's Advisor/Sub-Advisor may use research and other services to service all of its clients, rather than the particular clients whose commissions may pay for research or other services. In other words, a Fund's brokerage may be used to pay for a research service that is used in managing another client of the Advisor/Sub-Advisor.

The Advisor/Sub-Advisor may purchase or sell portfolio securities on behalf of a Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions. However, the aggregate price paid for the security will usually include an undisclosed "mark-up" or selling concession. The Advisor/Sub-Advisor normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Advisor/Sub-Advisor may purchase certain money market instruments directly from an issuer without paying commissions or discounts. The Advisor and certain Sub-Advisors generally purchase and sell over-the-counter securities directly with principal market makers who retain the difference in their cost in the security and its selling price, although in some instances, such Advisor and Sub-Advisors may determine that better prices are available from non-principal market makers who are paid commissions directly. Schneider Capital Management, subadviser to the Quaker Mid-Cap Value Fund, and Geewax, Terker & Co, subadviser to the Core Equity, Small Cap Growth and Geewax Terker Core Value Funds, generally trade over-the-counter securities with non-principal market makers.

The Advisor/Sub-Advisor may combine transaction orders placed on behalf of a Fund with orders placed on behalf of any other fund or private account managed by the Advisor/Sub-Advisor for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price. In these cases, transaction costs are shared proportionately by the Fund or account, as applicable, which are part of the block. If an aggregated trade is not completely filled, then the Advisor/Sub-Advisor typically allocates the trade among the funds or accounts, as applicable, on a pro rata basis based upon account size or based on the size of the orders placed by the funds or accounts. Exemptions are permitted on a case-by-case basis when judged by the Advisor/Sub-Advisor to be fair and reasonable to the funds or accounts involved.

For the fiscal year and periods ended June 30, 2001, 2002 and 2003, each of the Funds listed below paid brokerage fees noted in the table below. For the Quaker Aggressive Growth Fund, the Quaker Core Equity Fund, the Quaker Small -Cap Growth Fund and the Quaker Mid-Cap Value Fund, the total amount of brokerage commissions paid during the last fiscal year differed materially from the amount paid during the preceding two fiscal years. This difference is due principally to increased trading resulting from unique buying and selling opportunities during periods of extreme market volatility.

  ========================================================================

  FUND                                     TOTAL AMOUNT OF BROKERAGE
                                               COMMISSIONS PAID
                                      ------------------------------------
                                         2001          2002        2003
  ------------------------------------------------------------------------
  Quaker Aggressive Growth Fund         739,736     3,426,165    4,513,368
  ------------------------------------------------------------------------
  Quaker Core Equity Fund                41,519        42,942       74,975
  ------------------------------------------------------------------------
  Quaker Small-Cap Growth Fund            7,438        14,972       26,405
  ------------------------------------------------------------------------
  Quaker Capital Opportunities Fund         *          36,246      377,316
  ------------------------------------------------------------------------
  Quaker Biotech Pharma-Healthcare          *             *         14,878
  Fund
  ------------------------------------------------------------------------
  Quaker Mid-Cap Value Fund              53,611        59,918       89,758
  ------------------------------------------------------------------------
  Quaker Small-Cap Value Fund            64,298        47,255       52,065
  ------------------------------------------------------------------------
  Geewax Terker Core Value Fund             *           1,501        4,729
  ------------------------------------------------------------------------
  Quaker Fixed Income Fund                 **            **           **
  ------------------------------------------------------------------------
  Quaker Intermediate Municipal            **             400         600
  Bond Fund
  ------------------------------------------------------------------------

===============================================================================================
                                                                                    PERCENT OF
                                                                      PERCENT OF       FUND'S
                                                                        FUND'S       AGGREGATE
                                                                        TOTAL        AMOUNT OF
                                                                      AMOUNT OF    TRANSACTIONS
                                                                      BROKERAGE      INVOLVING
                                  AGGREGATE DOLLAR AMOUNT OF         COMMISSIONS     PAYMENT OF
                                       FUND'S BROKERAGE                  PAID       COMMISSIONS
                                       COMMISSIONS PAID                 QUAKER       TO QUAKER
FUND                                  QUAKER SECURITIES.              SECURITIES     SECURITIES.
-----------------------------------------------------------------------------------------------
                               2001          2002          2003           2003          2003
-----------------------------------------------------------------------------------------------
Quaker Aggressive              505,156     2,124,251     2,678,130         59.34%         59.29%
Growth Fund
-----------------------------------------------------------------------------------------------
Quaker Core Equity Fund         11,995         7,686         7,856         10.48%          9.09%
-----------------------------------------------------------------------------------------------
Quaker Small-Cap Growth             **           200           826          3.13%          2.24%
Fund
-----------------------------------------------------------------------------------------------
Quaker Capital                       *        36,206       227,976         60.42%         68.76%
Opportunities Fund
-----------------------------------------------------------------------------------------------
Quaker Biotech                       *            **         2,473         16.62%         18.05%
Pharma-Healthcare Fund
-----------------------------------------------------------------------------------------------
Quaker Mid-Cap Value                56            **            **            **             **
Fund
-----------------------------------------------------------------------------------------------
Quaker Small-Cap Value              **            **           420          0.81%          0.44%
Fund
-----------------------------------------------------------------------------------------------
Geewax Terker Core                   *         1,260         4,104         86.78%         79.63%
Value Fund
-----------------------------------------------------------------------------------------------
Quaker Fixed Income Fund            **            **            **            **             **
-----------------------------------------------------------------------------------------------
Quaker Intermediate                 **            **            **            **             **
Municipal Bond Fund
-----------------------------------------------------------------------------------------------

THE FOLLOWING FOOTNOTES APPLY TO BOTH TABLES

* Not in operation during period.

** No commissions paid during period

1 For the period January 25, 2002 through June 30, 2002.

PERSONAL TRADING BY PERSONS AFFILIATED WITH A FUND OR THE TRUST
---------------------------------------------------------------

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, the Advisor, each Sub-Advisor and the Distributor have adopted Codes of Ethics restricting personal securities trading by certain persons associated with each entity and having certain affiliations with a Fund or access to certain investment information relating to a Fund. These Codes are on public file, and are available from the Securities and Exchange Commission. While the Codes permit limited personal transactions by such persons in securities held or to be acquired by a Fund, the Codes prohibit and are designed to prevent fraudulent activity in connection with such personal transactions.

The Advisor/Sub-Advisors may execute trades for a Fund with broker/dealers that are affiliated with the Trust, or employ an officer or Trustee of the Trust. These affiliated broker/dealers may receive commissions from such trades, some or all of which may be used as part of a compensation package to such affiliated persons. The Trust has adopted procedures to monitor and control such activities, and any such trading activities must be reported to the Board and reviewed at least quarterly.

PROXY VOTING
------------

The Trust's Board of Trustees has adopted Proxy Voting Policy and Procedures (the "Proxy Policy") in accordance with Rule 30b1-4 under the 1940 Act. The Proxy Policy are attached to this Statement of Additional Information as Exhibit
A. The Proxy Policy generally assigns proxy voting responsibilities for each Fund to the investment adviser or sub-adviser responsible for the management of such Fund. If an investment adviser or sub-adviser to a Fund that invests in voting securities does not have a proxy voting policy that complies with the relevant portions of Rule 30b1-4 and the separate proxy voting rule under the Investment Advisers Act of 1940, that adviser will be required to follow the Trust's Proxy Policy. Attached as Exhibit B to this Statement of Additional Information is the proxy voting policies for the adviser and those sub-advisers of the Trust that have such a policy.

                                    CUSTODIAN

Wachovia Bank, N.A. (the "Custodian"), 123 South Broad Street, Philadelphia, PA 19109, serves as custodian for each Fund's assets. The Custodian acts as the depository for each Fund, holds in safekeeping its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian receives from each Fund an annual fee based on the average net assets of the Fund held by the Custodian.

For the fiscal years ended June 30, 2001, 2002 and 2003, respectively, the Funds paid custodial fees as follows:

          -----------------------------------------------------------
          Name of Fund                2003        2002        2001
          -----------------------------------------------------------
          Aggressive Growth         $34,830     $31,406     $16,753
          -----------------------------------------------------------
          Core Equity                $8,175     $12,501     $14,959
          -----------------------------------------------------------
          Small-Cap Growth          $11,935     $16,445      $7,179
          -----------------------------------------------------------
          Capital Opportunities      $7,575      $2,787          NA
          -----------------------------------------------------------
          Biotech                    $3,073          NA          NA
          Pharma-Healthcare
          -----------------------------------------------------------
          Mid-Cap Value             $11,870     $11,412      $4,246
          -----------------------------------------------------------
          Small-Cap Value            $8,418      $7,561      $8,902
          -----------------------------------------------------------
          Geewax Terker Core         $1,435        $415          NA
          Value
          -----------------------------------------------------------
          Quaker Fixed Income        $4,863      $4,968      $3,692
          -----------------------------------------------------------
          Quaker Intermediate        $1,700      $2,850      $2,470
          Municipal Bond Fund **
          -----------------------------------------------------------

     **Prior to August 8, 2003, the Intermediate Municipal Bond Fund operated under different investment objectives and strategies and was called the Quaker High Yield Fund. The figures quoted above reflect the activity of the High Yield Fund as of June 30, 2003.

                                 TRANSFER AGENT

Citco-Quaker Fund Services, Inc. ("CQFS), 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482, serves as the Fund's transfer, dividend paying, and shareholder servicing agent. CQFS, subject to the supervision of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Trust, dated July 1, 2001. CQFS maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. For its services to the Trust, the Trust pays CQFS an annual fee, paid monthly, based on the aggregate average net assets of the Funds, as determined by valuations made as of the close of each business day of the month. Each Fund is charged its pro rata share of such expenses. Prior to July 1, 2001, Declaration Service Company, 555 North Lane, Suite 61610, Conshohocken, PA 19428, served as transfer agent to the Trust.

For the fiscal years ended June 30, 2000, and 2001, the Funds paid aggregate transfer agent fees of $77,840 and $113,430, respectively to Declaration Service Company. For the fiscal years ended June 30, 2002 and 2003, the Funds paid aggregate transfer agency fees of $726,515 and $818,852 to CQFS. The aggregate transfer agency fees paid to CQFS also include fund accounting and administration fees.

                                 ADMINISTRATION

CQFS also acts as administrator to the Trust pursuant to a written agreement with the Trust. CQFS supervises all aspects of the operations of the Fund except those performed by the Fund's Advisor under the Fund's investment advisory agreements. CQFS is responsible for:

(a)  calculating the Fund's net asset value;

(b) preparing and maintaining the books and accounts specified in Rule 31a-1; and 31a-2 of the Investment Company Act of 1940;

(c) preparing financial statements contained in reports to stockholders of the Fund;

(d)  preparing the Fund's federal and state tax returns;

(e)  preparing reports and filings with the Securities and Exchange Commission;

(f)  preparing filings with state Blue Sky authorities; and

(g)  maintaining the Fund's financial accounts and records.

For its services to the Trust, the Trust pays CQFS an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month. The Fund is charged its pro rata share of such expenses. Prior to July 1, 2001, Declaration Service Company, 555 North Lane, Suite 61610, Conshohocken, PA 19428, served as transfer agent to the Trust.

For the fiscal year ended June 30, 2001, the Trust paid aggregate administration fees of $247,244 to Declaration Service Company. For the fiscal years ended June 30, 2002 and 2003, administrative services provided by CQFS were included in the transfer agency fees paid by the Trust. The Trust paid aggregate fees to CQFS of $726,515 and $818,852 for the fiscal years ended June 30, 2002 and 2003, respectively.

                                   DISTRIBUTOR

Citco-Quaker Fund Distributors, Inc., 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482 ("CQFD"), acts as the principal underwriter of the Fund's shares pursuant to a written agreement with the Trust ("Distribution Agreement").

The Distribution Agreement may be terminated by either party upon 60 days' prior written notice to the other party.

Prior to July 1, 2001, Declaration Distributors, Inc., 555 North Lane, Suite 61610, Conshohocken, PA 19428, served as principal underwriter to the Trust.

Pursuant to the Distribution Agreement, CQFD facilitates the registration of the Funds' shares under state securities laws and assists in the sale of shares. For providing underwriting services to the Funds, CQFD is paid an annual fixed of $20,000 fee by the Trust. CQFD also retains certain underwriting concessions from the sale of Fund shares. CQFD is not obligated to sell any specific number of shares of the Funds but has undertaken to sell such shares on a best efforts basis only against orders therefor.

                             INDEPENDENT ACCOUNTANTS

The firm of Briggs, Bunting & Dougherty, Two Penn Center Plaza, Suite 820 Philadelphia, PA 19102, serves as independent accountants for the Funds, and audits the annual financial statements of the Funds, prepares the Fund's federal and state tax returns, and consults with the Funds on matters of accounting and federal and state income taxation.

                                DISTRIBUTION PLAN

As noted in the Prospectus, the Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans") whereby each share class each Class of each Fund shall pay to the Distributor, Advisor and others a distribution fee in the amount of (i) 0.25% per annum of the average daily net asset value of Class A shares of each Fund and (ii) 0.75% per annum of the average daily net asset value of each of Class B and Class C shares of each Fund. The distribution fee is intended to compensate the Distributor, Advisor and others for engaging in activities primarily intended to result in the sale of Fund shares. Each Class of each Fund shall also pay a shareholder servicing fee to the Distributor, Advisor and others in the amount of 0.25% of the average annual net asset value of such Class as compensation for servicing or maintaining existing Fund shareholder accounts.

Included below is an estimate by category of the allocation of actual fees paid by the Fund pursuant to the Distribution Plans during the fiscal ended June 30, 2003:

--------------------------------------------------------------------------------
                                 EXPENDITURES FOR
                                 ----------------
--------------------------------------------------------------------------------
                                 Class A           Class B          Class C
--------------------------------------------------------------------------------
Underwriter Compensation         $434,879          $157,039         $222,164
--------------------------------------------------------------------------------

                               GENERAL INFORMATION

The Trust is an unincorporated business trust organized under Massachusetts law on October 24, 1990 and operates as an open-end management investment company. The Trust's Declaration of Trust authorizes the Board of Trustees to divide Trust shares into various series ("Funds"), each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Declaration of Trust currently provides for the issuance of an unlimited number of series and classes of shares. The Trust does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a Rule 12b-1 plan, or any change in the fundamental investment policy of a series would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

When issued for payment as described in the Prospectus and this Additional Statement, shares of each Fund will be fully paid and non-assessable.

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

OTHER EXPENSES. Each Fund is responsible for the payment of its expenses. These include, for example, the fees payable to the Advisor, or expenses otherwise incurred in connection with the management of the investment of the Funds' assets, the fees and expenses of the Custodian, the fees and expenses of the Administrator, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. Each Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner as it deems fair and equitable.

The Trust does not intend to hold annual shareholder meetings; it may, however, hold special shareholder meetings for purposes such as changing fundamental policies or electing Trustees. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Administrator or by votes cast in person or by proxy at a meeting called for that purpose.

Shareholders of the Trust will vote in the aggregate and not by series (Fund) or class, except as otherwise required by the 1940 Act or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular series or class. Matters affecting an individual series include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Share certificates will not be issued. Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote, and shares have equal voting rights except that only shares of a particular series are entitled to vote on matters affecting only that series. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Amended and Restated Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

REPORTING TO SHAREHOLDERS. The Trust will send to its shareholders annual and semi-annual reports; the financial statements appearing in annual reports for the Fund will be audited by independent accountants. In addition, the Trust will send to each shareholder having an account directly with the Trust a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid. Inquiries regarding any Fund may be directed in writing to 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482 or by calling 800-220-8888.

                              FINANCIAL STATEMENTS

The financial statements of the Trust are incorporated herein by reference to the Trust's latest audited annual report, dated June 30, 2003, and unaudited semi-annual report, dated December 31, 2002. The Trust's annual report has been audited by Briggs, Bunting & Dougherty, LLP, independent auditors. You may receive a copy of either report, free of charge, by contacting the Trust.

                                    EXHIBIT A
                                    ---------

                             QUAKER INVESTMENT TRUST
                             -----------------------
                       PROXY VOTING POLICY AND PROCEDURES
                       ----------------------------------

1.   GENERAL

     The Board of Trustees ("Board") of the Quaker Investment Trust ("QIT") have adopted the following policies and procedures (the "Policies and Procedures") in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the "Proxy Voting Rule") with respect to voting proxies relating to portfolio securities held by QIT's investment portfolios ("Funds").

     QIT recognizes that the right to vote proxies with respect to portfolio securities held by the Funds is an economic asset and has direct investment implications. Moreover, we believe that each Fund's portfolio investment adviser is in the best position to assess the financial implications presented by proxy issues and the impact a particular vote may have on the value of a security.

     Consequently,   it  is  the  policy  of  QIT  to  delegate   proxy   voting
responsibilities to Quaker Funds, Inc., (the "Adviser") as a part of the Adviser's general management of the Funds, subject to the Board's continuing oversight. The Adviser may, but is not required to, further delegate proxy voting responsibilities to one or more of the sub-advisers retained to provide investment advisory services to such Fund, if any (each a "Sub-Adviser"), subject to the Board's continuing oversight. The Adviser or Sub-Adviser, to which authority to vote on behalf of any Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

     If the Adviser or Sub-Adviser to a Fund who invests in voting securities does not have a proxy policy which complies with the relevant portions of the Proxy Voting Rule and the proxy voting rule under the Investment Adviser's Act of 19401, as amended, that adviser will be required to follow these Policies and Procedures.

2.   GENERAL PROXY VOTING GUIDELINES

     QIT will consider each corporate proxy statement on a case-by-case basis. There may also be occasions when QIT determines, that not voting such proxy may be more in the best interest of a Fund, such as (i) when the cost of voting such proxy exceeds the expected benefit to a Fund or (ii) if QIT is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as "blocking".

     In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent third party proxy voting services, and others. In all cases, however, each proxy vote should be cast in a manner that seeks to maximize the value of the Funds' assets.

     QIT's general guidelines as they relate to voting certain common proxy proposals are described below. As previously noted, the Adviser or Sub-Adviser to QIT will only be required to follow these general guidelines if they do not have a proxy voting policy which complies with applicable regulatory requirements.

Adoption of confidential voting                                  For
Adoption of Anti-greenmail charter of bylaw amendments           For
Amend bylaws or charters for housekeeping changes                For
Elect Directors annually                                         For
Fix the size of the Board                                        For
Give Board ability to amend bylaws in addition to Shareholders   For
Lower supermajority Shareholder vote requirements                For

---------------------------------
1 Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940, as amended.

Ratify Auditors                                                  For
Require Majority of Independent Directors                        For
Require Shareholder approval of Golden or Tin Parachutes         For
Restore or Provide Shareholders with rights of appraisal         For
Restore Shareholder ability to remove directors with our         For
without cause
Seek reasonable Audit rotation                                   For
Shareholders' Right to Act independently of management           For
Shareholders' Right to Call Special Meeting                      For
Shareholders' Right to Act by Written Consent                    For
Stock Repurchase Plans                                           For
Stock Splits                                                     For
Submit Poison Pill for Shareholder ratification                  For
Blank Check Preferred Stock                                      Against
Classified Boards                                                Against
Dual Classes of Stock                                            Against
Give Board exclusive authority to amend bylaws                   Against
Limited Terms for Outside Directors                              Against
Payment of Greenmail                                             Against
Provide Management with authority to adjourn an annual or        Against
special meeting
Require Director Stock Ownership                                 Against
Restrict or Prohibit Shareholder ability to call special         Against
meetings
Supermajority Vote Requirement                                   Against
Supermajority Provisions                                         Against
Adopt/Amend Stock Option Plan                                    Case-by-Case
Adopt/Amend Employee Stock Purchase Plan                         Case-by-Case
Approve Merger/Acquisition                                       Case-by-Case
Authorize Issuance of Additional Common Stock                    Case-by-Case
Consider Non-financial Effects of Merger                         Case-by-Case
Director Indemnification                                         Case-by-Case
Election of Directors                                            Case-by-Case
Fair Price Requirements                                          Case-by-Case
Issuance of authorized Common Stock                              Case by Case
Limitation of Executive/Director Compensation                    Case-by-Case
Reincorporation                                                  Case-by-Case
Require Shareholder Approval to Issue Preferred Stock            Case-by-Case
Spin-Offs                                                        Case-by-Case
Shareholder proposal to redeem Poison Pill                       Case-by-Case
Social and Environmental Issues                                  Case-by-Case

     The foregoing are only general guidelines and not rigid policy positions. No proxy voting guidelines can anticipate all potential voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the applicable Fund and its shareholders.

3.   CONFLICTS OF INTEREST

     QIT recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies. A "conflict of interest" shall be deemed to occur when QIT or an affiliated person of QIT has an interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise QIT's independence of judgment and action in voting the proxy.

     Since under normal circumstances the Adviser or Sub-Adviser will be responsible for voting proxies related to securities held in a Fund, QIT itself will not have a conflict of interest with Fund shareholders in the voting of proxies. QIT expects the Adviser and each Sub-Adviser responsible for voting proxies to adopt policies that address the identification of material conflicts of interest that may exist and how such conflicts are to be resolved to ensure that voting decisions are based on what is in the best interest of each respective Fund and its shareholders and is not influenced by any conflicts of interest that the Adviser or Sub-Adviser may have.

4.   RECEIPT OF PROXY VOTING PROCEDURES & Proxy Voting Records

o At least annually, the Adviser (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall present to the Board its policies, procedures and other guidelines for voting proxies. In addition, the Adviser and each such Sub-Adviser shall notify the Board promptly of material changes to any of these documents.

o At least quarterly, the Adviser (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall provide to QIT a record of each proxy voted with respect to portfolio securities of such Fund during the quarter (such record shall include the records described in Section 7 hereof). With respect to those proxies that the Adviser or a Sub-Adviser has identified as involving a material conflict of interest, the Adviser or Sub-Adviser shall submit a separate report to the Board, at its next regular meeting, indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a "conflict of interest" shall be deemed to occur when the Adviser or Sub-Adviser or an affiliated person of the Adviser or Sub-Adviser has an interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise the Adviser's or Sub-Adviser's independence of judgment and action in voting the proxy.

o Each quarter, the Chief Executive Officer of QIT shall report to the Board on proxy votes cast in the prior period by the Funds.

5.   REVOCATION OF AUTHORITY TO VOTE

     The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds may be revoked by the Board, in whole or in part, at any time.

6.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES, AND RECORD

     QIT will fully comply with all applicable disclosure obligations under the Proxy Voting Rule. These include the following:

     o Disclosure in shareholder reports that a description of the Fund's Proxy Voting Policy and Procedures is available upon request without charge and information about how it can be obtained (e.g. QIT's website, SEC website, and toll free phone number).

     o Disclosure in the Fund's Statement of Additional Information ("SAI") the actual policies used to vote proxies.

     o Disclosure in shareholder reports and in the SAI that information regarding how a Fund's proxies were voted during the most recent twelve month period ended June 30 is available without charge and how such information can be obtained.


     QIT will file all required reports regarding the Fund's actual proxy voting record on Form N-PX on an annual basis as required by the Proxy Voting Rule. This voting record will also be made available to shareholders.

     QIT will respond to all requests for Proxy Voting Policies and Procedures or proxy records within three business days of such request.

7.   MAINTENANCE OF PROXY VOTING RECORDS

     QIT's administrator, Adviser, and Sub-Advisers will be responsible for maintaining all appropriate records related to the voting of proxies held in a Fund as required by the Proxy Voting Rule. These records relating to the voting of proxies include: (i) the name of the issuer, (ii) the exchange ticker symbol of the portfolio security, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) number of shares voted, (vi) a brief description of the matter brought to vote; (vii) whether the proposal was submitted by management or a shareholder, (viii) whether the proxy was voted for or against management, (ix) whether the vote was cast for or against management and (x) other pertinent supporting documentation relating to a particular proxy. Applicable records shall be maintained for a period of six years, with records maintained for the first two years on site.

8.   REVIEW OF PROXY VOTING POLICIES AND PROCEDURES

     The Policies and Procedures as well as the proxy voting guidelines of the Advisers and Sub-Advisers will be reviewed at least annually. This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.

Dated:  September 10, 2003

                                    EXHIBIT B
                                    ---------

                               QUAKER FUNDS, INC.
                               ------------------
                       PROXY VOTING POLICY AND PROCEDURES
                       ----------------------------------

1.   GENERAL

     Quaker Funds, Inc. (the "Adviser") has adopted the following policies and procedures (the "Policies and Procedures") in accordance with Rule 206(4)-6 and Rule 204-2 of the Investment Advisers Act of 1940, as amended (the "Rule") with respect to voting proxies relating to portfolio securities held by Quaker Investment Trust's (the "Company") investment portfolios ("Funds").

     The Adviser recognizes that the right to vote proxies with respect to portfolio securities held by the Funds is an economic asset and has direct investment implications. Moreover, the Adviser believes that each Fund's portfolio investment sub-adviser is in the best position to assess the financial implications presented by proxy issues and the impact a particular vote may have on the value of a security.

     Consequently, it is the policy of the Adviser to delegate proxy voting responsibilities to each of the sub-advisers retained by the Adviser to provide investment advisory services to a Fund (each a "Sub-Adviser"), subject to the Adviser's and the Company's Board of Trustees continuing oversight. The Sub-Adviser to which authority to vote on behalf of any Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

     If the Sub-Adviser to a Fund who invests in voting securities does not have a proxy policy which complies with the relevant portions of the Rule, that sub-adviser will be required to follow the Company's Proxy Voting Policies and Procedures which are attached hereto as Appendix A.

2.   PROXY OVERSIGHT COMMITTEE

     The Adviser has established a Proxy Oversight Committee (the "Committee") to oversee the proxy voting process. The Committee consists of Adviser's Chief Executive Officer, and the Compliance Officer. The Committee is responsible for
(i) designing and reviewing from time to time the Policies and Procedures, (ii) reviewing the proxy voting policies and procedures of any Sub-Adviser that manages a Fund, and (iii) reviewing and addressing all instances where the Chief Executive Officer identifies material conflicts of interest in the context of voting proxies.

3.   GENERAL PROXY VOTING GUIDELINES

     The Adviser will consider each corporate proxy statement on a case-by-case basis. There may also be occasions when the Adviser determines, that not voting such proxy may be more in the best interest of a Fund, such as (i) when the cost of voting such proxy exceeds the expected benefit to a Fund or (ii) if the Adviser is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as "blocking".

     In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent third party proxy voting services, and others. In all cases, however, each proxy vote should be cast in a manner that seeks to maximize the value of the Funds' assets.

     The Adviser's general guidelines as they relate to voting certain common proxy proposals are described below

Adoption of confidential voting                                  For
Adoption of Anti-greenmail charter of bylaw amendments           For
Amend bylaws or charters for housekeeping changes                For
Elect Directors annually                                         For
Fix the size of the Board                                        For

Give Board ability to amend bylaws in addition to Shareholders   For
Lower supermajority Shareholder vote requirements                For
Ratify Auditors                                                  For
Require Majority of Independent Directors                        For
Require Shareholder approval of Golden or Tin Parachutes         For
Restore or Provide Shareholders with rights of appraisal         For
Restore Shareholder ability to remove directors with our         For
without cause
Seek reasonable Audit rotation                                   For
Shareholders' Right to Act independently of management           For
Shareholders' Right to Call Special Meeting                      For
Shareholders' Right to Act by Written Consent                    For
Stock Repurchase Plans                                           For
Stock Splits                                                     For
Submit Poison Pill for Shareholder ratification                  For
Blank Check Preferred Stock                                      Against
Classified Boards                                                Against
Dual Classes of Stock                                            Against
Give Board exclusive authority to amend bylaws                   Against
Limited Terms for Outside Directors                              Against
Payment of Greenmail                                             Against
Provide Management with authority to adjourn an annual or        Against
special meeting
Require Director Stock Ownership                                 Against
Restrict or Prohibit Shareholder ability to call special         Against
meetings
Supermajority Vote Requirement                                   Against
Supermajority Provisions                                         Against
Adopt/Amend Stock Option Plan                                    Case-by-Case
Adopt/Amend Employee Stock Purchase Plan                         Case-by-Case
Approve Merger/Acquisition                                       Case-by-Case
Authorize Issuance of Additional Common Stock                    Case-by-Case
Consider Non-financial Effects of Merger                         Case-by-Case
Director Indemnification                                         Case-by-Case
Election of Directors                                            Case-by-Case
Fair Price Requirements                                          Case-by-Case
Issuance of authorized Common Stock                              Case by Case
Limitation of Executive/Director Compensation                    Case-by-Case
Reincorporation                                                  Case-by-Case
Require Shareholder Approval to Issue Preferred Stock            Case-by-Case
Spin-Offs                                                        Case-by-Case
Shareholder proposal to redeem Poison Pill                       Case-by-Case
Social and Environmental Issues                                  Case-by-Case

     The foregoing are only general guidelines and not rigid policy positions. No proxy voting guidelines can anticipate all potential voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the applicable Fund and its shareholders.

4.   CONFLICTS OF INTEREST

     The Adviser recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies. A "conflict of interest" shall be deemed to occur when the Adviser or an affiliated person of the Adviser has an interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise the Adviser's independence of judgment and action in voting the proxy.

     Since under normal circumstances the Sub-Adviser will be responsible for voting proxies related to securities held in a Fund, the Adviser itself will not have a conflict of interest with Fund shareholders in the voting of proxies. The Adviser expects each Sub-Adviser responsible for voting proxies to adopt policies that address the identification of material conflicts of interest that may exist and how such conflicts are to be resolved to ensure that voting decisions are based on what is in the best interest of each respective Fund and its shareholders and is not influenced by any conflicts of interest that the Sub-Adviser may have.

     In the event that a Sub-Adviser defers to the Adviser to vote a client proxy, the Chief Executive Officer of the Adviser shall vote such proxy in accordance with these Policies and Procedures. If the Chief Executive Officer determines that the Adviser has a material conflict of interest respecting a proxy vote, then the Chief Executive Officer shall notify the Committee and shall vote the proxy in accordance with the direction received by the Committee.

5.   RECEIPT OF PROXY VOTING PROCEDURES & PROXY VOTING RECORDS

     o At least annually, each Sub-Adviser with authority to vote proxies on behalf of any Fund shall present to the Adviser its policies, procedures and other guidelines for voting proxies. In addition, the Sub-Adviser shall notify the Adviser promptly of material changes to any of these documents.

     o At least quarterly, each Sub-Adviser with authority to vote proxies on behalf of any Fund shall provide to the Adviser a record of each proxy voted with respect to portfolio securities of such Fund during the quarter (such record shall include the records described in Section 8 hereof). With respect to those proxies that the Sub-Adviser has identified as involving a material conflict of interest, the Sub-Adviser shall submit a separate report to the Adviser indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a "conflict of interest" shall be deemed to occur when the Sub-Adviser or an affiliated person of the Sub-Adviser has an interest in a matter presented by a proxy to be voted on behalf of a Fund which may compromise the Sub-Adviser's independence of judgment and action in voting the proxy.

6.   REVOCATION OF AUTHORITY TO VOTE

     The delegation by the Adviser of the authority to vote proxies relating to portfolio securities of the Funds may be revoked by the Adviser, in whole or in part, at any time.

7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES AND RECORD

     The Adviser will fully comply with all applicable disclosure obligations under the Rule. The Adviser's Form ADV will include a description of these Policies and Procedures, and upon request, the Adviser will provide to clients a copy of the complete Policies and Procedures. The Adviser will also provide to clients, upon request, information on how their securities were voted.

8.   MAINTENANCE OF PROXY VOTING RECORDS

     The Adviser will maintain all appropriate records related to the voting of proxies held in a Fund as required by the Rule. These records relating to the voting of proxies include: (i) the name of the issuer, (ii) the exchange ticker symbol of the portfolio security, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) number of shares voted, (vi) a brief description of the matter brought to vote; (vii) whether the proposal was submitted by management or a shareholder, (viii) whether the proxy was voted for or against management, (ix) whether the vote was cast for or against management and (x) other pertinent supporting documentation relating to a particular proxy.

     In addition,  the Adviser will maintain (i) these Policies and  Procedures,
(ii) records of written client requests for voting information, and (iii) records of written responses from the Adviser to both written and verbal requests.

     Applicable records shall be maintained for a period of six years, with records maintained for the first two years on site.

9.   REVIEW OF PROXY VOTING POLICIES AND PROCEDURES

     The Committee shall review these Policies and Procedures as well as the proxy voting guidelines of the Sub-Advisers at least annually. This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.

Dated:  September 10, 2003

                        PROXY VOTING POLICY & GUIDELINES
                        --------------------------------

                                       FOR

                            GEEWAX, TERKER & COMPANY
                            ------------------------

In general, we strive to improve corporate governance to protect and enhance shareholder value, to enhance the accountability of management to shareholders and encourage cooperation between management and sh

                               GENERAL GUIDELINES

WE GENERALLY VOTE WITH MANAGEMENT, EXCEPT CASES IN WHICH SUCH A VOTE WOULD BE CONTRARY TO THE ENHANCEMENT OF SHAREHOLDER VALUE.

     For example, we vote for shareholder proposals asking that a company redeem its poison pill or submit it for shareholder ratification. Poison pills generally take the form of rights or warrants issued to shareholders and are worthless unless they are triggered by a hostile acquisition attempt.

     The triggering event can either transfer shareholder wealth out of the target company or dilute the equity holdings of the potential acquirer's pre-existing shareholders. In the event of an unwanted control contest a poison pill provides the target's board with veto power over takeover bids even if such bids are in the best interests of the target shareholders.

     All poison pills raise questions of shareholder democracy and the sturdiness of the corporate governance process. They amount to actual shifts of voting rights away from shareholders and to management on matters pertaining to the sale of the company. Because poison pills are implemented as warrants or rights offerings, they can be put in place without shareholder voting approval.

     The power of redemption is the crucial issue for shareholders because courts have allowed target company boards great leeway in deciding when a pill must be redeemed, even in the event of bona fide offers.

WE VOTE AGAINST ALL PROPOSALS THAT INDICATE THEY COULD BE ANTI-TAKEOVER.

     Some examples include increasing the number of outstanding shares, fair price requirements, supermajority provisions and permitting the board to consider the interests of all stakeholders.

ON ISSUES CONCERNING THE BOARD OF DIRECTORS, EMPLOYEES AND CORPORATE ELECTIONS, WE VOTE FOR THE ELECTION OF NOMINEES AND APPROVAL OF INDEPENDENT ACCOUNTANTS. WE VOTE AGAINST CLASSIFICATION OF THE BOARD, STAGGERED TERMS AND SIZE QUALIFICATIONS. WE GENERALLY VOTE WITH MANAGEMENT ON PROPOSALS CONCERNING STOCK OPTION AND INCENTIVE PLANS UNLESS THE PROPOSAL INDICATES A REDUCTION OF MINIMUM OPTION PRICE, ALLOCATED SHARES TOTAL MORE THAN 15% OF OUTSTANDING SHARES OR GIFT OF STOCK TO NON-EMPLOYEE DIRECTORS.

WE VOTE FOR SHAREHOLDER PROPOSALS THAT ARE DIRECTED TOWARDS ENHANCING THE ACCOUNTABILITY OF MANAGEMENT TO SHAREHOLDERS.

     For example, we vote for shareholder resolutions requesting that a company provide for confidential voting procedures. Confidential voting means that all proxies, ballots and voting tabulations that identify individual shareholders are kept confidential. Only the vote tabulators and inspectors of election may examine individual proxies and ballots; management and shareholders are told only of vote totals.

     We favor confidential voting because we share the view that the shareholder franchise is the basic tool of corporate accountability. In order for it to work effectively, shareholders must be able to vote all proxies on the merits of each proposal. Open voting alters the concept of free choice in corporate elections and proxy proposals by providing management the opportunity to influence the vote outcome. Closed voting, on the other hand, eliminates management's ability to pinpoint anti-management votes; management could, however, still contact all its shareholders on a broad basis if it wishes.

WE GENERALLY VOTE WITH MANAGEMENT ON SHAREHOLDER PROPOSALS THAT ARE SOCIAL, ENVIRONMENTAL OR POLITICAL IN NATURE. ON "SOCIAL ISSUES" WE WILL VOTE TO UPHOLD THE HUMAN RIGHTS ISSUE, UNLESS ECONOMIC CONSIDERATION WOULD SUGGEST OTHERWISE.

     We vote with management on issues in which social, moral or ethical motivations are put ahead of or on par with financial concerns. Generally, the proposals border on operational decisions best left to management. Some examples include proposals related to US corporate presence in South Africa and Northern Ireland, toxic waste, nuclear plants, defense weapons, abortion, infant formula, animal testing, business with communist countries and environmental concerns.

RATIFICATION OF MERGERS AND ACQUISITIONS ARE VOTED ON A CASE BY CASE BASIS.

--------------------------------------------------------------------------------
MGMT - S/H  ISSUE    DESCRIPTION                                         VOTE*
--------------------------------------------------------------------------------
                     BOARD OF DIRECTORS
                     ------------------

MGMT                 Election of directors.                                  F

S/H                  Annual election of directors.                           F

MGMT                 Limit liability and indemnify directors.                F

MGMT                 Classification of board.                                A

MGMT                 Staggered terms for directors.                          A

MGMT                 Fix number of directors.                                A

S/H                  Require minimum number of shares to
                     be owned in order to serve as a director.               M

S/H                  Require specified number, or increase
                     frequency of meetings for audit committee.              A

                     Misc. proposals                                         C

------------------------------
* VOTE : (F)or / (A)gainst / with (M)anagement / (C)ase by case

                     OUTSTANDING SHARES
                     ------------------

MGMT                 Increase authorized common and/or preferred
                     stock with no indication that such an increase
                     could be anti-takeover.                                 F

MGMT                 Increase number of shares of common stock
                     which may be issued upon exercise of options granted.   F

MGMT Increase authorized common and/or preferred stock indicating that such an increase could be
                     anti-takeover.                                          A

MGMT                 Increase of authorized common and/or
                     preferred stock exceeds 125%.                           A

                     Misc. proposals                                         C

                     STOCK OPTION & INCENTIVE PLANS
                     ------------------------------

MGMT                 Restricted stock plans to key employees.                C

MGMT                 Employee stock option plans.                            C

MGMT                 Long-term incentive plans.                              C

MGMT                 Increase shares [not to exceed 15% of
                     outstanding shares].                                    C

MGMT                 Amendments to stock option and incentive plans.         C

MGMT                 Stock option plans for non-employee directors.          C

                     STOCK OPTION & INCENTIVE PLANS, CONTINUED
                     -----------------------------------------

MGMT                 Stock grant/award [gift of stock] to non-employee
                     directors.                                              A

MGMT                 Reduction of minimum option price.                      A
                     [less than 85% of fair market value]

MGMT                 Payments to optionees upon exercise of certain rights.  A

MGMT                 Bonus/Incentive plans when dividend payments have
                     been suspended.                                         A

MGMT                 Bonus/Incentive plans not based on performance.         A

                     Misc. proposals                                         C

                     VOTING ISSUES & ANNUAL MEETINGS
                     -------------------------------

S/H                  Provide for confidential voting procedures.             F

S/H                  Provide for cumulative voting procedures.               F

S/H                  Provision specifying quorum for shareholder meetings.   F

MGMT                 Require advance notice of shareholder nominations for
                     directors.                                              A

MGMT                 Require advance notice of shareholder proposals for
                     annual meeting.                                         A

MGMT                 Eliminate shareholder action by written consent.        A

S/H                  Improved shareholder access to proxy.                   M

S/H                  Provide annual notices to shareholders to make
                     proposals.                                              M

S/H                  Change annual meeting date and/or place.                M

                     Misc. proposals                                         C

* VOTE : (F)or / (A)gainst / with (M)anagement / (C)ase by case

                     MERGERS & ACQUISITIONS
                     ----------------------

MGMT                 Ratification of mergers.                                C

S/H                  Pre-emptive Rights.                                     F

S/H                  "Opt-out"  of anti-takeover laws.                       F

S/H                  Redeem or submit Poison Pill to shareholder vote.       F

MGMT                 Ratify Poison Pill  [Shareholder Rights Plan].          A

MGMT                 Greenmail.                                              A

MGMT                 Supermajority.                                          A

MGMT                 Fair Price Requirement.                                 A

MGMT Permit board to consider "all" factors including employees, community, creditors, etc., regarding mergers and acquisitions - considered to be
                     anti-takeover.                                          A

MGMT                 Golden Parachute Awards.                                A
                     [Compensation paid to directors, officers and employees contingent upon merger or acquisition]

                     Misc. proposals                                         C

                     SOCIAL & ENVIRONMENTAL ISSUES
                     -----------------------------

S/H                  Withdrawal from or terminate economic relations
                     with South Africa.                                      M

S/H                  Withdrawal from or terminate economic relations
                     with South Africa pertaining to Endowment accounts.     F

S/H                  Implement  "MacBride Principles" -
                     non-discrimination in Northern Ireland.                 M

S/H                  Non-discrimination in Northern Ireland if
                     non-economic.                                           F

S/H                  Provide aid to former USSR.                             M

S/H                  Implement  "Slepak Principles" -
                     non-discrimination, etc. in former USSR.                M

S/H                  Conduct in-depth review and report to shareholders
                     on business operations in South Africa, Northern
                     Ireland and/or former USSR.                             M

S/H                  Submit report to shareholders on environmental
                     objectives regarding nuclear power, toxic waste, pollution, etc., and/or objectives regarding tobacco, space weapons, affirmative action,
                     factory farming, alternatives to animal testing, etc.   M

S/H                  Adopt and/or become a signatory to the
                     "Ceres Principles".                                     M

S/H                  Seek alternatives to animal testing.                    M

S/H                  Limit and/or prohibit certain charitable
                     contributions.                                          M

S/H                  Review promotional practices.                           M

                     Misc. proposals                                         C

                     ECONOMIC & POLITICAL ISSUES
                     ---------------------------

MGMT                 Economic Conversion.                                    A

MGMT                 Political Action Committees.                            A

S/H                  Restrict political activities of company
                     regarding candidates.                                   A

S/H                  Disclosure of prior government service of officers
                     and directors.                                          A

S/H                  Review and report to shareholders criteria for
                     accepting military contracts, dependency on military contracts and/or ability to convert to civilian
                     production.                                             M

                     Misc. proposals                                         C

                     MISC. COMPANY ISSUES
                     --------------------

MGMT                 Approval of independent accountants/auditors.           F

MGMT                 Recapitalization.                                       F

MGMT                 Change name of company.                                 F

MGMT                 Disclosure of compensation and/or salaries of
                     officers and directors.                                 A

MGMT                 Allow shareholder approval of independent
                     accountants/auditors.                                   M

MGMT                 Permit incorporation in a certain state.                M

S/H                  Reincorporate out of a certain state  [e.g. due to
                     anti-takeover laws].                                    F

                     Misc. proposals                                         C
____________________________
* VOTE : (F)or / (A)gainst / with (M)anagement / (C)ase by case

--------------------------------------------------------------------------------
                            KNOTT CAPITAL MANAGEMENT
--------------------------------------------------------------------------------
                              PROXY VOTING SUMMARY

Knott Capital Management ("KCM") takes seriously the responsibility of voting proxies on behalf of our clients. Our policies and procedures are designed to meet all applicable fiduciary standards and to protect the rights and enhance the economic welfare of those to whom we owe a fiduciary duty.

A Proxy Committee, including executive, investment, and compliance and operations personnel, is responsible for establishing our policies and procedures. The Committee reviews these policies and procedures periodically and makes such changes as it believes are necessary.

We review all proxies for which we have voting responsibility, and vote all proxies according to our written guidelines. Our guidelines address such general areas as elections of directors and auditors, corporate defenses, corporate governance, mergers and acquisitions, corporate restructuring, state of incorporation, proxy contest issues, executive compensation, employee considerations and social issue proposals.

The guidelines contained herein reflect our normal voting position on certain issues, and will not apply in every situation. The guidelines are intended to generally cover both U.S. and international proxy voting, although due to country differences and requirements, international proxy voting may differ depending on individual facts and circumstances. Some issues require a case-by-case analysis prior to voting and, in those situations, input from our investment team will normally be solicited. Even when our guidelines specify how we normally vote on particular issues, we may change the vote if it is reasonably determined to be in our clients best interest. In addition, on client request, we may vote proxies for that client in a particular manner overall, such as union or labor sensitive.

To ensure that voting responsibilities are met, the Committee has established operational procedures to have client proxies reconciled against client holdings. The procedures are also intended to ensure that proxies are voted consistent with voting guidelines, that the best proxy analysis is used for each issue, and all votes are recorded and justified. Any variance from stated policy is carefully noted, including the reason for the variance.

We maintain proxy voting records for all accounts and make these records available to clients at their request.

--------------------------------------------------------------------------------
I    EXTERNAL AUDITOR
--------------------------------------------------------------------------------

(1) A. Auditors

VOTE FOR proposals to ratify auditors, unless there is a reason to believe the auditing firm has a financial interest in or association with the company and is, therefore, not independent; or there is reason to believe the auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

--------------------------------------------------------------------------------
II   BOARD OF DIRECTORS
--------------------------------------------------------------------------------

A.   DIRECTOR NOMINEES

     Votes on director nominees are evaluated based on the following criteria (and any others that may be deemed relevant to KCM):

          o Long term corporate performance record based on increases in shareholder wealth, earnings, financial strength

          o    Executive Compensation

          o    Director Compensation

          o    Corporate Governance Provisions and Takeover Activity

          o    Criminal Activity

          o    Investment in the Company

          o    Interlocking Directorships

          o    Inside, Outside, and Independent Directors Board Composition

          o    Number of Other Board Seats

          o    Any problems or issues that arose on Other Board assignments

          o    Support of majority-supported shareholder proposals.

          o    Number of Other Board Seats

          o    Any problems or issues that arose on Other Board assignments

          o    Support of majority-supported shareholder proposals.

     B.   DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION

          1. Proposals concerning director and officer indemnification and liability protection are normally voted in accordance with Xxxproposal.

          2. VOTE AGAINST proposals to limit or eliminate entirely the liability for monetary damages of directors and officers for violating the duty of care.

          3. VOTE AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts like negligence, that are more serious violations of fiduciary obligation than mere carelessness.

          4. VOTE FOR only those proposals providing such expanded coverage on cases when a director's or officer's legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and (ii) if only the director's legal expenses would be covered.

C.   DIRECTOR DUTIES AND STAKEHOLDER LAWS

     VOTE against management or shareholder proposals to allow the board of directors to consider the interests of "stakeholders" or "non-shareholder constituents," unless these proposals make it clear that these interests are to be considered in the context of the prevailing commitment to shareholders.

D.   DIRECTOR NOMINATIONS

     VOTE FOR shareholder proposals asking that management allow large shareholders equal access to management's proxy to discuss and evaluate management's director nominees, and/or to nominate and discuss shareholder nominees to the board.

E.   INSIDE VERSUS INDEPENDENT DIRECTORS

     1. Shareholder proposals asking that boards be comprised of a majority of independent directors are normally voted in accordance with xxx

     2. VOTE FOR shareholder proposals asking that board audit, compensation and/or nominating committees be comprised exclusively of independent directors.

F.   STOCK OWNERSHIP REQUIREMENTS

     VOTE AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

G.   TERM OF OFFICE

     VOTE AGAINST proposals to limit the tenure of outside directors.

--------------------------------------------------------------------------------
III  PROXY CONTESTS AND CORPORATE DEFENSES
--------------------------------------------------------------------------------

A.   PROXY CONTESTS FOR BOARD SEATS

     All votes in a contested election of directors are normally voted in accordance with xxx analysis

B.   CLASSIFIED BOARDS

     1.   VOTE AGAINST proposals to classify the board.

     2. VOTE FOR proposals to repeal a classified board, and to elect all directors annually.

C.   CUMULATIVE VOTING

     1. VOTE FOR proposals to permit cumulative voting in the election of directors.

     2. VOTE AGAINST proposals to eliminate cumulative voting in the election of directors.

D.   DIRECTOR NOMINATIONS

     VOTE AGAINST management proposals to limit shareholders' ability to nominate directors.

E.   SHAREHOLDERS' RIGHT TO CALL SPECIAL MEETINGS

     1.   VOTE   AGAINST   management   proposals   to   restrict   or  prohibit
          shareholders' ability to call special meetings.

     2. VOTE FOR shareholder proposals that remove restrictions on the right of shareholders to act independently of management.

F.   SHAREHOLDER ACTION BY WRITTEN CONSENT

     1.   VOTE   AGAINST   management   proposals   to   restrict   or  prohibit
          shareholders' ability to take action by written consent.

     2. VOTE FOR shareholder proposals to allow or make easier shareholder action by written consent.

G.   SIZE OF THE BOARD

     1.   VOTE FOR proposals that seek to fix the size of the Board.

     2. VOTE AGAINST management proposals that give management the ability to alter the size of the Board without shareholder approval.

H.   SHAREHOLDERS' ABILITY TO REMOVE DIRECTORS

     1. VOTE AGAINST proposals that state directors may be removed only for cause.

     2. VOTE FOR proposals to restore shareholder ability to remove directors with or without cause.

     3. VOTE AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     3. VOTE FOR proposals that permit shareholders to elect directors to fill board vacancies.

--------------------------------------------------------------------------------
IV   TENDER OFFERS AND CORPORATE DEFENSES
--------------------------------------------------------------------------------

A.   FAIR PRICE PROVISIONS

     1. VOTE FOR management proposals to adopt a fair price provision, as long as the shareholder vote requirement imbedded in the provision is no more than a majority of the disinterested shares.

     2.   VOTE  FOR  shareholder   proposals  to  lower  the  shareholder   vote
          requirements imbedded in existing fair price provisions.

B.   GREENMAIL

     1. VOTE FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     2. Vote in accordance with xxx on each individual proposal regarding anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

     3. Vote on a CASE-BY-CASE basis regarding restructuring plans that involve the payment of pale greenmail.

C.   POISON PILLS

     1. VOTE FOR shareholder proposals asking that a company submit its poison pill for shareholder ratification.

     2. Shareholder proposals to redeem a company's poison pill are normally voted in accordance with xxx.

     3. Management proposals to ratify a poison pill are normally voted in accordance with xxx on each individual proposal.

D.   STAKEHOLDER PROVISIONS

     VOTE  AGAINST   management   proposals   allowing  the  board  to  consider
     stakeholders' (outside constituencies') interests when faced with a tender offer.

E.   SUPER-MAJORITY VOTE REQUIREMENT TO APPROVE MERGERS

     1.   VOTE  FOR   shareholder   proposals  to  lower   super-majority   vote
          requirements for mergers and other business combinations.

     2.   VOTE  AGAINST   management   proposals  to  require  a  super-majority
          shareholders' vote to approve mergers and other significant business combinations.

F.   SUPER-MAJORITY SHAREHOLDER VOTE REQUIREMENTS TO AMEND CHARTER OR BYLAWS

     1.   VOTE  FOR   shareholder   proposals  to  lower   super-majority   vote
          requirements to amend any bylaw or charter provision.

     2. VOTE AGAINST management proposals to require a super-majority vote to amend any bylaw or charter provision.

G.   UNEQUAL VOTING RIGHTS

     VOTE AGAINST proposals for dual class exchange offers and dual class recapitalizations.

H.   EXISTING DUAL CLASS COMPANIES

     1. VOTE FOR shareholder proposals asking that a company report to shareholders on the financial impact of its dual class voting structure.

     2. VOTE FOR shareholder proposals asking that a company submit its dual class voting structure for shareholder ratification.

I.   WHITE SQUIRE PLACEMENTS

     VOTE FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporation purposes. (e.g. raising capital or making acquisitions in the normal course of business).

--------------------------------------------------------------------------------
V    MISCELLANEOUS CORPORATE GOVERNANCE PROVISIONS
--------------------------------------------------------------------------------

A.   ABSTENTION VOTES

     VOTE FOR shareholder proposals recommending that votes to "abstain" not be considered votes "cast" at an annual or special meeting, unless that consideration is required by state law.

B.   ANNUAL MEETINGS

     1. VOTE FOR management proposals asking for authority to vote at the meeting for "other matters" not already described in the proxy statement unless there is a reason to believe the other matters involve substantive issues.

     2. VOTE AGAINST shareholder proposals to rotate the time or place of annual meetings.

C.   CONFIDENTIAL VOTING AND INDEPENDENT TABULATION AND INSPECTIONS

     VOTE FOR proposals to adopt a policy that comprises both confidential voting and the use of independent vote tabulators of elections.

D.   EQUAL ACCESS

     VOTE FOR shareholder proposals to allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and/or to nominate their own candidates to the board.

E.   BUNDLED PROPOSALS

     Bundled or "conditioned" proxy proposals are normally voted in accordance with ISS analysis and recommendation on each individual proposal. (e.g., management proposals to provide shareholders a special dividend that are bundled with other charter or bylaw changes).

F.   SHAREHOLDER ADVISORY COMMITTEE

     1. Shareholder proposals to establish shareholder advisory committees are normally voted in accordance with Xxx proposal.

     2. Decisions on whether or not to join a shareholder advisory committee are normally voted in accordance with Xxx proposal.

G.   DISCLOSURE PROPOSALS

     Shareholder proposals requesting fuller disclosure of company policies, plans or business practices are normally voted in accordance with Xxx proposal.

H.   CONFLICT OF INTEREST

     When facing conflicts between our interests and the interests of our clients, KCM will always act in the best interests of its clients. In proxy voting matters, conflicts of interest can arise in many ways. For example, a proxy issue could arise for one of our public clients that we also own in one or more client accounts. Or, a potential client battling a contentious shareholder proposal may ask for our vote in exchange for granting us an investment mandate. In these cases and other potential conflict scenarios, KCMmust exercise caution to ensure our clients' interests are not compromised.

     We believe a reasonable process to screen for potential conflicts that could influence our proxy voting is as follows:

     (i) identify any situation where we DO NOT intend to vote in accordance with our normal policy on any issue;

     (ii) determine who is directing (portfolio manager, client, etc) us to vote contrary to our normal policy;

     (iii) review and analyze for potential conflict issues (e.g., may require PM to disclose any relationship with the issuer via a written questionnaire);

     (iv) Proxy Committee to review request to vote contrary to policy, and potential conflict if any, prior to voting, and will make final decision.

     (v) pursuant to the request of the Board of Trustees of the Penn Street Fund, KCM will report to the Board any conflict of interest matter and how the Committee resolved it.

     The Proxy Committee will be responsible for implementing and following the above process, and has the flexibility to use its reasonable judgment in determining which steps are necessary under each set of circumstances.

--------------------------------------------------------------------------------
VI   CAPITAL STRUCTURE
--------------------------------------------------------------------------------

A.   COMMON STOCK AUTHORIZATION

     1.   Proposals  to increase  the number of shares of common stock the board
          is  authorized  to  issue  are  normally  voted  in  accordance   with
          Xxxproposal.

     2. Proposals to increase the number of shares of common stock authorized for issue are normally voted in accordance with Xxxproposal.

     VOTE AGAINST proposed common share authorizations that increase existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.

B.   STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

     VOTE FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares following the split is not greater than 100 percent of existing authorized shares.

C.   REVERSE STOCK SPLITS

     VOTE FOR management proposals to implement a reverse stock split that also reduce the number of authorized common shares to a level that does not represent an increase of more than 100 percent of existing authorized common shares.

D.   BLANK CHECK PREFERRED STOCK

     1. VOTE AGAINST management proposals authorizing the creation of new classes of preferred stock which have unspecified rights including voting, conversion or dividend distribution rights.

     2. Management proposals to increase the number of authorized blank check preferred shares are normally voted in accordance with Xxxproposal.

     3. VOTE FOR shareholder proposals asking that any placement of blank check preferred stock be first approved by shareholders, unless the placement is for ordinary business purposes.

     4. VOTE FOR proposals to create "blank check" preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

E.   ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

     VOTE FOR management proposals to reduce the par value of common stock.

F.   PREEMPTIVE RIGHTS

     Proposals to provide shareholders with preemptive rights are normally voted in accordance with Xxxproposal.

G.   DEBT RESTRUCTURING

     Proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are normally voted in accordance with Xxxproposal.

H.   SHARE REPURCHASE PROGRAMS

     VOTE FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

--------------------------------------------------------------------------------
VII  EXECUTIVE COMPENSATION/EMPLOYEE CONSIDERATION
--------------------------------------------------------------------------------

A.   INCENTIVE PLANS

     All proposals on incentive compensation plans (including option plans) for executives and directors are normally voted in accordance with Xxxproposal. The evaluation is based on the following criteria (and any other that may be deemed relevant by ISS or Knott Capital):

          o    Necessity

          o    Reasonableness Test

          o    Participation

          o    Dilution

          o    Shares Available

          o    Exercise and Payment Terms

          o    Change-in-Control Provisions

          o    Types of Awards

          o    Company specific dilution cap calculated

          o Present Value of all incentives, derivative awards, cash/bonus compensation

          o Shareholder wealth transfer (dollar amount of shareholders' equity paid it's executives)

          o Voting power dilution - Potential percent reduction in relative voting power

          o    Criteria for awarding grants

          o    Process for determining pay levels

B.   SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR COMPENSATION

     1.   Generally,   VOTE  FOR  shareholder  proposals  that  seek  additional
          disclosure of executive and director compensation information.

     2.   All  other  shareholder  proposals  that seek to limit  executive  and
          director   compensation   are  normally   voted  in  accordance   with
          Xxxproposal.

C.   GOLDEN PARACHUTES

     1. VOTE FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

     2. Proposals to ratify or cancel golden or tin parachutes are normally voted in accordance with Xxxproposal.

D.   EMPLOYEE STOCK OWNERSHIP PLANS (ESOP)

     1. VOTE FOR proposals requesting shareholder approval to implement Employee Stock Ownership Plans, or increase authorized shares for existing Employee Stock Ownership Plans except when the number of shares allocated to the ESOP is excessive (i.e. greater than 5% of outstanding shares).

     2. Votes directly pertaining to the approval of an ESOP or a leveraged ESOP are normally voted in accordance with Xxxproposal. Our evaluation is based on the following criteria (and any other that may be deemed relevant):

               o    Reasonableness Test

               o    Participation

               o    Administration

               o    Shares Available

               o    Exercise and Payment Terms

               o    Change-in-Control Provisions

               o    Types of Awards

               o    Dilution

E.   401(K) EMPLOYEE BENEFIT PLANS

     VOTE FOR proposals to implement a 401(k) savings plan for employees.

F.   DISCOUNTED OPTIONS/RESTRICTED STOCK

     VOTE AGAINST discounted options and restricted stock without performance criteria (except restricted stock in U.S.-style stock option plans, which are normally voted in accordance with Xxxproposal.)

G.   PENSION FUND CREDITS

     VOTE FOR proposals that EXCLUDE pension fund credits from earnings when calculating executive compensation. In addition, VOTE AGAINST proposals that INCLUDE pension fund credits in earnings when calculating executive compensation.

--------------------------------------------------------------------------------
VIII  STATE OF INCORPORATION
--------------------------------------------------------------------------------

A.   RE-INCORPORATION PROPOSALS

     Proposals to change a corporation's state of incorporation are normally voted in accordance with Xxxproposal.

B.   STATE TAKEOVER STATUTES

     Proposals to opt in or opt out of state takeover statutes are normally voted in accordance with Xxxproposal.

C.   STATE FAIR PRICE PROVISIONS

     Proposals to opt out of S.F.P's are normally voted in accordance with Xxxproposal.

D.   STAKEHOLDER LAWS

     VOTE FOR proposals to opt out of stakeholder laws (allowing directors to weigh the interest of constituencies other than shareholders in the process of corporate decision making).

E.   DISGORGEMENT PROVISIONS

     Proposals to opt out of disgorgement provisions are normally voted in accordance with Xxxproposal.

--------------------------------------------------------------------------------
IX   MERGERS AND CORPORATE RESTRUCTURINGS
--------------------------------------------------------------------------------

A.   MERGERS AND ACQUISITIONS

     Votes on mergers and acquisitions are normally voted in accordance with Xxxproposal. The voting decision depends on a number of factors, including:

          o    Anticipated financial and operating benefits

          o    Offer price (cost vs. premium)

          o    Prospects of the combined companies

          o    How the deal was negotiated

          o Changes in corporate governance and their impact on shareholder rights

          o    Other pertinent factors discussed below.

B.   CORPORATE RESTRUCTURINGS

     Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales, are normally voted in accordance with Xxxproposal.

C.   SPIN-OFFS

     Votes on spin-offs are normally voted in accordance with Xxxproposal, considering

          o    The tax and regulatory advantages

          o    Planned use of the sale proceeds

          o    Market focus

          o    Managerial incentives.

D.   ASSET SALES

     Votes on asset sales are normally voted in accordance with Xxxproposal, considering

          o    The impact on the balance sheet/working capital

          o    The value received for the asset

          o    The potential elimination of diseconomies.

E.   LIQUIDATIONS

     Votes on liquidations normally voted in accordance with Xxxproposal, after reviewing

          o    Management's efforts to pursue other alternatives

          o    The appraisal value of the assets

          o    The compensation plan for executives managing the liquidation.

F.   RIGHTS OF APPRAISAL

     VOTE FOR shareholder proposals to provide rights of appraisal to dissenting shareholders.

G.   CHANGING CORPORATE NAME

     VOTE FOR changing the corporate name.

--------------------------------------------------------------------------------
X    SOCIAL ISSUES PROPOSALS
--------------------------------------------------------------------------------

A.   SOCIAL ISSUES PROPOSALS

     Vote to ABSTAIN on social issue proposals, unless the proposal is likely to affect shareholder value. If so, the issue is normally voted in accordance with Xxxproposal, which is based on expected effect on shareholder value, and then voted accordingly.

     Generally, VOTE FOR disclosure reports that seek additional information.

--------------------------------------------------------------------------------
XI   PROXIES NOT VOTED
--------------------------------------------------------------------------------

A.   SHARES OUT ON LOAN

     Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.

B.   SHARE-BLOCKING

     Proxies are not voted for countries with "share-blocking", generally, voting would restrict ability to sell shares. A list of countries with "share-blocking" is available upon request.

C.   OTHER

     There may be circumstances, such as costs or other factors, where KCM would in its reasonable discretion refrain from voting proxy shares.

                             PROXY POLICY STATEMENT
                             ----------------------

                    SCHNEIDER CAPITAL MANAGEMENT CORPORATION
                    ----------------------------------------

INTRODUCTION

STATEMENT OF POLICY

Schneider Capital Management Corporation (SCM) views the fiduciary act of managing plan assets to include the voting of proxies appurtenant to shares held in the plan. As a rule, SCM strives to ensure that all proxies are received from the custodian in a timely manner and then exercises its right to vote all proxies. In keeping with the ERISA definition of fiduciary responsibility and the Department of Labor directives, all proxy voting decisions are made "solely in the best interest of the client's plan participants and beneficiaries."

This document represents what the firm believes to be important elements of sound corporate governance and social responsibility. In our opinion, good corporate governance should maintain an appropriate balance between the rights of shareholders (the owners of the corporation) and the needs of management to direct the corporation's affairs devoid of distracting short-term pressures. As a responsible long term investment manager, SCM acknowledges its responsibility to strive for improved corporate governance and performance discipline. SCM offers this policy as a basis for dialogue with the objective of improving corporate governance and social practices. This statement identifies SCM's voting guidelines on numerous proxy issues. These guidelines are not an exhaustive list of every issue that may arise. Proxy issues that are not described herein will be considered in light of the relevant facts and circumstances.

CRITERIA AND STANDARDS

Each proxy issue is reviewed on its own merits, on a case-by-case basis. Every proxy voting decision, whether on Corporate Governance or Social Issues, is made with the exclusive purpose of maximizing the economic value of the client's investment. SCM gives special consideration to "out of the ordinary" matters and may vote against management on specific issues which are deemed to impair shareholder rights or value. Furthermore, SCM would oppose any proposal which would entrench or protect management interest contrary to the financial interests of the stockholder.

PROXY ADMINISTRATION

The portfolio manager and compliance officer are primarily responsible for monitoring corporate actions, making voting decisions and ensuring that proxies are submitted timely, consistent with this policy. SCM may form special committees, from time to time, to address unusual proxy voting issues or conflicts.

CONFLICTS OF INTEREST

All conflicts of interest will be resolved in the interest of the clients. Occasionally, SCM may be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. In situations where SCM perceives a material conflict of interest, SCM may disclose the conflict to the relevant clients; defer to the voting recommendation of the clients or of an independent third party provider of proxy services; send the proxy directly to the clients for a voting decision; abstain from voting; or take such other action in good faith, in consultation with counsel, to determine the appropriate method to resolve the conflict in the interest of clients, based upon the particular facts and circumstances. With respect to investment company clients, conflicts may arise as to votes involving the investment adviser, the underwriter, their affiliates or affiliates of the investment company. In such cases, SCM will follow the voting guidelines described herein, including the process for handling conflicts. Under normal circumstances, if a conflict is determined not to be material, SCM will vote the proxy in accordance with this policy. The method selected by SCM to vote proxies in the presence of a conflict may vary depending upon the facts and circumstances of each situation and the requirements of applicable law.

I.   CORPORATE GOVERNANCE:

A.   BOARD OF DIRECTORS:

     A company's board of directors represents the focal point of corporate governance. The board is a group of elected individuals which oversees the operation and direction of the company on behalf of its owners. The principal responsibility of the board is to further the long term success of the corporation while remaining true to its fiduciary responsibility to the shareholders. SCM supports the primary authority of the board; however, at the same time, the firm believes that directors must remain accountable to the shareholders. Consequently, SCM's guidelines are as follows:

     1. ELECTION OF DIRECTORS: While SCM normally votes for the board's nominees, the firm may decline to vote for unopposed candidates when their record indicates that their election to the board would not be in the interest of shareholders. Likewise, SCM may vote for alternative candidates when its analysis indicates that these candidates will better represent shareholder interests.

     2. INDEPENDENT DIRECTORS: In SCM's opinion, the ideal board should be comprised primarily of independent (non-management) directors who are both willing and qualified to serve in such capacity. In this context, independence means no present or former employment by the company or its management which could interfere with the director's loyalty to the shareholders.

     3. CUMULATIVE VOTING: This voting procedure entitles each stockholder to as many votes as shall equal the number of shares owned multiplied by the number of directors to be elected. Such votes may all be cast for a single candidate or for any two or more as the stockholder sees fit. SCM believes this method is an important democratic means of electing directors and allows shareholders to obtain representation on the board by significant vote. Consequently, SCM generally supports the practice of cumulative voting.

     4. CLASSIFIED BOARD: A classified board is a staggered board arrangement in which each director is elected for an established term of two, three, or four years, depending on the number of classes established. Only those directors in the class up for election can be approved or rejected by shareholders in any given year. In SCM's opinion, a classified board serves to entrench management and limit shareholders' ability to effect favorable change. Consequently, SCM generally opposes classified boards.

     5. DIRECTOR LIABILITY AND INDEMNIFICATION: A proper director liability policy should balance the need to hold directors accountable for improper actions with the need to attract competent and diligent individuals for board positions. The Corporation should be free to indemnify directors for legal expenses and judgments in connection with their service as directors and eliminate the directors' liability for ordinary negligence. However, directors should be held liable to the corporation for violations of their fiduciary duty involving gross negligence. Similarly, proposals that indemnify directors who have committed fraud or dereliction of duty would be opposed.

     6. DIRECTOR COMPENSATION: Normally, the remuneration of Directors is considered a routine item of business. Therefore, it is not usually submitted for a shareholder vote. However, non-employee director compensation has become a shareholder issue recently. Generally, SCM would prefer to see more of the directors' compensation based upon shareholder returns as measured by stock price appreciation or some other meaningful performance measure. Furthermore, SCM encourages corporations to phase out pension or retirement plans for their non-employee directors. Most non-employee directors have retirement benefits from their primary employer; however, SCM recognizes that a blanket vote to eliminate all such retirement plans could negatively impact a company's access to potentially valuable directors. Consequently, SCM will not vote in favor of unilaterally eliminating retirement benefits.

     7. GENERAL: SCM recognizes the responsibilities of the board to organize its function and conduct its business in an efficient manner. Therefore, barring unusual circumstances, SCM would favor management proposals related to board size and oppose shareholder resolutions calling for the separation of the CEO and Chairman positions, establishing age limits for directors, special interest representation, the formation of shareholder advisory committees, or term limits for directors. SCM is also against restricting the date or location of the annual meeting.

B. CAPITALIZATION ISSUES: Capitalization related proposals pertain to the creation, repurchase, or reclassification of securities. SCM may support the authorization of additional stock if management provides a satisfactory explanation of its plans for the stock; however, SCM will oppose large unexplained increases in common stock. SCM will also oppose the issuance of "blank check" preferred or convertible stock which could potentially be used as a takeover deterrent or dilute/jeopardize the clients' common stock ownership.

     1. INCREASE AUTHORIZED COMMON STOCK: SCM considers a proposal to increase the number of authorized but unissued shares of common stock on case-by-case basis. SCM takes into account the size of the requested increase, its stated purpose, and how much authorized but unissued common stock remains. The firm generally supports a stock split or a reasonable replenishment after a stock split. Likewise, SCM may approve an increase to support a shareholder value enhancing acquisition, to provide the necessary flexibility to maintain an optimal capital structure, or to fund stock option and stock purchase plans. Requests to significantly increase the number of authorized shares (those resulting in greater than 10% dilution) without a stated reason or demonstrated need would be opposed. Similarly, SCM would oppose an increase when additional shares are to be used for anti-takeover measures.

     2. AUTHORIZE BLANK CHECK PREFERRED STOCK: This proposal would grant authority to the board to create and issue a new class of preferred stock with unspecified terms and conditions. "Blank check" preferred stock could be granted special voting rights and be used to entrench management or deter takeover attempts. SCM generally opposes proposals to vest the board with such power.

     3. AUTHORIZE CONVERTIBLE STOCK: SCM would review the rationale on a case-by-case basis taking into account the company's current capitalization structure, the stated purpose for the security and the potential dilution effect this security would have on existing common shareholders upon conversion. SCM would oppose any request which is "blank check" in nature, where the company's rationale is unclear, and where the request appears to blunt possible takeover attempts.

C. SHAREHOLDERS RIGHTS AND PROXY VOTING: The proxy vote is the key mechanism by which shareholders render their opinion in corporate governance. In exercising its votes, SCM believes:

     1. CONFIDENTIAL VOTING should be adopted by all corporations on all matters brought before the shareholders. Such provisions would protect the importance of the proxy vote and eliminate the appearance of any impropriety.

     2. MULTIPLE CLASSES OF COMMON STOCK with disparate voting rights should not exist. Rather, the board should adhere to the principle of one share-one vote.

     3.   SUPER-MAJORITY   rules  or  requirements   which  interfere  with  the
          shareholder's right to elect directors and ratify corporate actions should be opposed.

     4.   CHANGES IN  CORPORATION'S  DOMICILE  should only be proposed for valid
          business  reasons,   not  to  obtain  protection   against  unfriendly
          takeovers.

     5. CHANGE OF CONTROL occurs when a third party becomes, or obtains the right to become, the beneficial owner of Company securities having 50% or more of the combined voting power of the then outstanding securities of the company. Change of Control also would occur when the directors prior to a given event cease to constitute a majority of the Board as a result of the event.

     6. FAIR PRICE PROVISIONS and measures to limit the corporation's ability to buy back shares from a particular shareholder at higher than market prices are generally supported.

     7. PRE-EMPTIVE RIGHTS allow shareholders the option to buy part of any new issue prior to its public offering. This provision allows existing shareholders to maintain their original ownership percentage. However, pre-emptive rights often raise the cost of capital by increasing both the time and expense of issuing new shares. Therefore, pre-emptive rights should generally be eliminated, except where SCM's analysis concludes such rights have value to the shareholders.

     8. "ANTI-TAKEOVER" measures should be submitted for shareholder approval. SCM is generally against such measures.

     9. BUNDLED PROPOSALS: Occasionally management will attempt to tie a non-routine issue to one that is routine, attempting to pass both items in the form of a bundled proposal. Disparate issues should not be combined and presented for a single vote. Such proposals are generally not well received and must be carefully reviewed on a case-by-case basis.

     10. SPECIAL MEETINGS of the Board of Directors, on such issues as takeovers and changes in the make-up of the Board, by its shareholders is permitted at most companies. Schneider Capital Management is generally against limitations on the calling of Special Meetings.

D. EXECUTIVE COMPENSATION: The board and its compensation committee should set executive compensation levels adequate to attract and retain qualified executives. These managers should be rewarded in direct relationship to the contribution they make in maximizing shareholder value. SCM readily admits it is not qualified to thoroughly evaluate the specific issues of executive compensation for each of its portfolio holdings; however the firm does evaluate the reasonableness of compensation policies, criteria and formulas. Likewise, SCM decides what constitutes adequate disclosure of executive compensation. SCM generally supports sound "pay for performance" plans which ensure equitable treatment of both corporate management and shareholders. Compensation should include both salary and performance components. The salary should have a defined relationship to salaries in an industry peer group. Similarly, performance measures should relate to key industry success measurements and be judged over adequate time periods.

     1. INCENTIVE PLANS should be set forth annually in the proxy statement. The criteria used to evaluate the performance of senior executives should be clearly stated. Terms of the awards, such as type, coverage and option price should be specified. Excess discretion will not be approved. SCM generally supports management if the company defines their performance goals. However, SCM opposes incentive plans where no specific goals are defined. Without specific performance goals, there is no assurance that awards will be paid based upon realistic performance criteria. SCM also votes against plans where performance hurdles are, in its opinion, set too low. Total potential dilution from existing and proposed compensation plans should not exceed 10% over the duration of the plan(s). Finally, SCM generally opposes plans which grant reload options (favorable repricing of options) or where options become immediately exercisable following a change of control defined as anything less than 50%.

     2. STOCK/STOCK OPTION PLANS: SCM generally votes against a plan if the exercise price is unspecified or below 90% of the fair market value on the date of the grant.

     3. GOLDEN PARACHUTES should always be put to shareholder vote because they often exceed ordinary compensation practices. We are generally against Golden Parachutes.

E. ROUTINE CORPORATE ISSUES: Proposals in this category, which have been seen repeatedly on an historical basis, are usually non-controversial. Generally, these issues revolve around items that are related to the normal operating procedures of the company. SCM, however, votes against a management proposal to "approve any other business that properly comes before the meeting." As a fiduciary, SCM opposes any attempt by management to get a blanket approval without full disclosure. Conversely, each of the proposals listed below are generally supported, unless compelling reasons exist to question why it is not in the best interest of shareholders.

     1.   Appointment of Auditors

     2.   Corporate Name and/or Ticker Change

     3.   Approval of Articles of Incorporation

     4.   Changes to the Articles of Incorporation

     5.   Changes in the Date, Time and/or Location of Annual Meeting

     6.   Stock Splits

     7.   Acceptance of Director's Report

     8.   Approval of Corporate Dividend

II. SOCIAL RESPONSIBILITY ISSUES: Schneider Capital Management acknowledges its duty both as a corporate citizen and as a manager of investment funds to address important social issues. The intention of our firm is not to impose its moral or social views upon clients. Nor should SCM restrict in any way the day-to-day operating procedures of a corporation unless, in so doing, the economic value of the client's investment is enhanced.

DOCUMENTATION OF VOTING DECISIONS

Schneider Capital Management maintains accurate records of each corporate proxy received and voted along with documentation of the proxy voting decisions on each issue. The records will be retained for such period of time as is required to comply with applicable laws and regulations.

REPORTING

In order to facilitate a client's monitoring of proxy decisions made and actions taken by Schneider Capital Management, a report summarizing each corporate issue and corresponding proxy vote is available to clients upon request.

                            SECTORAL ASSET MANAGEMENT
                      PROXY VOTING POLICIES AND PROCEDURES
I.   INTRODUCTION

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act") requires an adviser with voting responsibilities for its client's securities to comply with the following responsibilities:

1.   Policies must be in writing;

2. Policies must describe how the adviser addresses material conflicts between its interests and the interests of the clients with respect to proxy voting;

3. Policies must describe how the adviser resolves those conflicts in the interest of clients;

4. An adviser must disclose to clients how they can obtain information from the adviser on how the adviser voted their proxies; however, a client is only entitled to know how the adviser voted that client's proxies and not those of other clients;

5. An adviser must describe its proxy voting procedures to clients and furnish clients a copyof the voting procedures upon request; and

6. An adviser must keep the following records for five years, the first two years in an appropriate office of the adviser:

     a.   Copies of its proxy voting policies and procedures;

     b.   Copies of each proxy statement received;

     c.   Records of votes cast;

     d.   Records of all communications received whether oral or written;

     e.   Internal  documents created that were material to the voting decision;
          and

     f. A record of each client request for proxy voting records (including the date of the request, the name of the

     g.   client and date of the response) and the advisers response.

7. An adviser must take steps that are reasonable under the circumstances to verify that it has actually received all the proxies for which it has voting authority;

8. In voting proxies, an adviser must act prudently and solely in the interest of clients.

II.  PROXY VOTING AUTHORITY

Unless otherwise specifically directed by a client in writing, we are responsible for the voting of all proxies related to securities that we manage on behalf of our clients. Any directions from clients to the contrary must be provided in writing.

1.   STATEMENTS OF POLICIES AND PROCEDURES

     a. Policy Statement. The Advisers Act requires us, at all times, to act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

          We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Accordingly, we generally vote proxies in accordance with management's recommendations. This reflects the basic investment criteria that good management is shareholder focused. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote. For this reason, consistent with our fiduciary duty to ensure that proxies are voted in the best interest of our clients, we may from time to time vote proxies against management's recommendations.

     b.   Conflicts of Interest.

          We have established the following policies to prevent the occurrence of a conflict of interest:

          1. We do not manage any pension plan of companies in which we invest.

          2. Neither we nor our affiliates offer any other services than investment advisory.

          3. Our officers do not participate on the board of any company in which we could invest (i.e., in the healthcare or biotechnology industry). Insofar as one of our external directors is a member of a board of a company in our universe, we will not invest in that company.

          4.   We offer the option to our clients to vote or not their proxies.

          5. As described below we have delegated at our expense voting of proxies to a third party.

          6. If a client wishes to intervene in the proxy voting process, they are free to do so.

          Although we believe the above measures will largely prevent the occurrence of material conflicts of interest, we acknowledge that other conflicts of interest may arise from time to time and we take additional measures to address those conflicts. Specifically, we review proxies to assess the extent, if any, to which there may be a material conflict between the interests of our clients and our interests (including those of our affiliates, directors, officers, employees and other similar persons) (referred to hereafter as a "potential conflict"). We perform this assessment on a proposal-by-proposal basis. A potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If we determine that a potential conflict may exist, we shall promptly report the matter to Jerome Pfund (the "Compliance Officer"). The Compliance Officer shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of our clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, the Compliance Officer may determine that we resolve a potential conflict in any of the following manners:

          1. If the proposal that is the subject of the proposed conflict is specifically addressed in these Proxy Voting Policies and Procedures, we may vote the proxy in accordance with such pre-determined policies and guidelines, provided that such pre-determined policy involves little discretion on our part;

          2. We may disclose the potential conflict to our clients and obtain the consent of a majority in interest of our clients before voting in the manner approved by a majority in interest of our clients;

          3. We may engage an independent third-party to determine how the proxy should be voted; or

          4. We use commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

     c.   Limitations on Our Responsibilities.

          1. Limited Value. We may abstain from voting a client proxy if we conclude that the effect on client's economic interests or the value of the portfolio holding is indeterminable or insignificant.

          2. Unjustifiable Costs. We may abstain from voting a client proxy for cost reasons (e.g, costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we will weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision will take into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.

          3.   Special Client Considerations.

          Client Guidelines. We vote a client's proxies in accordance with the client's investment guidelines.

          Mutual Funds. We vote proxies of our mutual fund clients, if any, subject to the funds' applicable investment restrictions.

          ERISA Accounts. We vote proxies of our ERISA clients, if any, in accordance with our duty of loyalty and prudence, in compliance with the plan documents, as well as our duty to avoid prohibited transactions.

          4.   Shareblocking.   Shareblocking   occurs  when   certain   foreign
               countries "freeze" company shares from trading at the custodian/sub-custodian level in order to vote proxies relating to those shares. In markets where shareblocking occurs, the custodian or sub-custodian of the client's account automatically freezes shares prior to a shareholder meeting until a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. Our policy is generally to vote all shares in shareblocking countries unless, in our experience, trade settlement would be unduly restricted.

          5. Securities on Loan. Generally, voting rights pass with the securities on loan; however, lending agreements may give the lender the right to terminate the loan and recall loaned securities provided sufficient notice is provided to the client's custodian bank in advance of the voting deadline. To the extent a client loans securities consistent with its guidelines, we are not required to vote securities on loan unless we have knowledge of a materialvoting event that could affect the value of the loaned securities. In this event, we may, in our sole discretion, instruct the custodian to call back the loaned securities in order to cast a vote at the upcoming shareholder meeting.

          6. Client Direction. Unless otherwise directed by a client in writing, we are responsible for voting all proxies related to securities that we manage for clients. A client may from time to time direct us in writing to vote proxies in a manner that is different from the guidelines set forth in these Proxy Voting Policies and Procedures. We will follow any such written
               direction   for  proxies   after  our  receipt  of  such  written
               direction.

     d. Disclosure. A client for whom we are responsible for voting proxies may obtain information from us regarding how we voted the client's proxies. Clients should contact their portfolio manager to make such a request.

     e. Review and Changes. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, we may change these Proxy Voting Policies and Procedures from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their portfolio manager.

     f. Delegation. As described in Item 5 below, we have delegated certain of our responsibilities under these Proxy Voting Policies and Procedures to a third party, Institutional Shareholder Services ("ISS"), but we have retained final authority and fiduciary responsibility for proxy voting and we will monitor ISS's compliance with these Proxy Voting Policies and Procedures.

III. ADMINISTRATION OF POLICIES AND PROCEDURES

1. Compliance Officer. The Compliance Officer is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Compliance Officer also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Compliance Officer sets voting guidelines and serves as a resource for our portfolio management, he does not have proxy voting authority for any fund. The ultimate responsibility for proxy voting stays with the Chief Investment Officer.

2. Investment Support Group. The Investment Support Group ("Investment Support Group") of ISS is responsible for administering the proxy voting process as set forth in the Policies and Procedures. ISS shall be responsible for analyzing, voting and keeping records of all proxy ballots on our behalf under the contact entered into between Fairvest and Sectoral Asset
     Management on July 3, 2003. ISS shall vote in accordance with the guidelines agreed upon between ISS and us.

3. Proxy Administrator. The Investment Support Group of ISS will assign a Proxy Administrator ("Proxy Administrator") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

IV.  HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, we have retained ISS as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While we rely upon ISS research in establishing our proxy voting guidelines, and many of our guidelines are consistent with ISS positions, we may deviate from ISS recommendations on general policy issues or specific proxy proposals. A summary of the proxy voting guidelines, prepared by ISS and agreed upon by us, is available to our clients on request.

1. Vote Execution and Monitoring of Voting Process. Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to us indicating that the votes were successfully transmitted.

     On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Fund has not yet been recorded in the computer system. The custodians of the clients who have delegated the proxy voting authority to us shall forward all ballots to ISS. To ensure that the custodians forward all ballots to ISS, we shall send a holdings report to ISS at the end of every month. ISS shall analyze each matter coming up for shareholder vote and shall decide and vote on the same. We can view this decision via an electronic link to ISS. If a portfolio manager wishes to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile. ISS shall also keep a record of all proxies voted on our behalf.

2. Monitoring and Resolving Conflicts of Interest. We are also responsible for monitoring and resolving possible material conflicts between our interests and those of our clients with respect to proxy voting. Application of our guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by us using recommendations from ISS, an independent third party. However, for proxy votes inconsistent with our guidelines, together with the Proxy Administrator, we will review all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. We also assesses whether any business or other relationships between us and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Compliance Officer for immediate resolution.

V.   REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests us to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator. The Adviser retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document material to a proxy voting decision such as our voting guidelines, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

                          D.G. CAPITAL MANAGEMENT, INC.
                          -----------------------------

                      PROXY VOTING POLICIES AND PROCEDURES
                      ------------------------------------

I.   INTRODUCTION

Unless  otherwise   specifically  directed  by  a  client  in  writing,  we  are responsible for voting any proxies related to securities that we manage on behalf of our clients. Any directions from clients to the contrary must be provided in writing.

II.  STATEMENTS OF POLICIES AND PROCEDURES

     A. POLICY STATEMENt. The Investment Advisers Act of 1940, as amended (the "Advisers Act"), requires us to, at all times, act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures which we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

          We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Accordingly, we generally vote proxies in accordance with management's recommendations. This reflects a basic investment criteria that good management is shareholder focused. However, all proxy votes are ultimately cast on a case-by-case basis, taking onto account the foregoing principal and all other relevant facts and circumstances at the time of the vote. For this reason, consistent with our fiduciary duty to ensure that proxies are voted in the best interest of our clients, we may from time to time vote proxies against management's recommendations, in accordance with the guidelines set forth in Part III of these Proxy Voting Policies and Procedures.

     B. CONFLICTS OF INTEREST. We review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a "potential conflict"). We perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If we determine that a potential conflict may exist, it shall promptly report the matter to Mr. Manu Daftary. Mr. Daftary shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of our clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, Mr. Daftary may resolve a potential conflict in any of the following manners:

          3. If the proposal that is the subject of the proposed conflict is specifically addressed in these Proxy Voting Policies and Procedures, we may vote the proxy in accordance with such pre-determined guidelines; provided that such pre-determined policy involves little discretion on our part;

          4. We may disclose the potential conflict to our clients and obtain the consent of a majority in interest of our clients before voting in the manner approved by a majority in interest of our clients;

          5. We may engage an independent third-party to determine how the proxy should be voted; or

          6. We may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.

          We use commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

     C.   LIMITATIONS ON OUR RESPONSIBILITIES

          1. Limited Value. We may abstain from voting a client proxy if we conclude that the effect on client's economic interests or the value of the portfolio holding is indeterminable or insignificant.

          2. Unjustifiable Costs. We may abstain from voting a client proxy of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.

          3.   Special Client Considerations.

               a) Mutual Funds. We vote proxies of our mutual fund clients subject to the funds' applicable investment restrictions.

               b) ERISA Accounts. With respect our ERISA clients, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.

          4. Client Direction. Unless otherwise directed by a client in writing, we are responsible for voting all proxies related to securities that we manage for clients. A client may from time to time direct us in writing to vote proxies in a manner that is different from the guidelines set forth in these Proxy Voting Policies and Procedures. We will follow such written direction for proxies received after our receipt of such written direction.

     D. DISCLOSURE. A client for which we are responsible for voting proxies may obtain information from us regarding how we voted the client's proxies. Clients should contact their account manager to make such a request.

     E. REVIEW AND CHANGEs. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, these Proxy Voting Policies and Procedures may be changed by us from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.

     F. DELEGATION. We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate's compliance with these Proxy Voting Policies and Procedures.

     H. MAINTENANCE OF RECORDs. We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC's EDGAR system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act.

III. PROXY GUIDELINES

      The following sets forth certain significant proxy voting proposals and our general guidelines for voting these proposals in a particular manner. As noted in Part II of these Proxy Voting Policies and Procedures, we generally vote proxies in a manner intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value.
Accordingly, we generally vote proxies in accordance with management's recommendations.

Nevertheless, our actual voting decisions are made on a case-by-case basis depending on the particular facts and circumstances of each proxy vote and Mr. Daftary has final authority with regard to how a particular proxy is voted.

     A.   ANNUAL ELECTION OF DIRECTORS

     D.G. Capital generally favors the annual election of directors and is generally opposed to staggered election systems for the following reasons:

     o Election of directors based upon classes or staggered terms tends to entrench present management;

     o Staggered terms for directors tend to make the company and management less responsible to shareholder interest; and

     o    Staggered  terms  might  be  deemed  an  anti-takeover   measure  and,
          therefore, they potentially may diminish the value of shareholder's investment.

     B.   BOARD OF DIRECTORS

     D.G. Capital favors independent directors and independent nominating, compensation, and audit committees for the following reasons:

     o Independence is necessary for the effective functioning of the board and its committees. D.G. Capital is in favor of directors being compensated reasonably for performance in cash or equity. D.G. Capital is generally not in favor of pension and benefit programs for outside directors for the following reasons:

     o    Helps  to  ensure  that  a   director's   interest  is  aligned   with
          shareholders and may increase sensitivity to shareholder concerns; and

     o Pension and benefit programs may compromise the independence of directors.

     C.   CONFIDENTIAL VOTING

     D.G. Capital supports a system of confidential voting for the following reasons:

     o    Ensures confidentiality;

     o    Promotes  corporate  democracy  and the integrity of the proxy system;
          and

     o    Avoids potential for coercion or improper influence.

     D.   CUMULATIVE VOTING

     D.G. Capital supports cumulative voting for the following reasons:

     o Cumulative voting permits shareholders a greater opportunity than conventional voting to voice their opinions and to influence corporate management;

     o Conventional voting may discourage the accumulation of large minority shareholding, and, therefore, may be considered an anti-takeover measure; and

     o Conventional voting may have the effect of discouraging election contests, which can be costly, by shareholders and individuals.

     E.   EXECUTIVE COMPENSATION

     o D.G. Capital supports compensation plans that provide challenging performance objectives and serve to motivate executives to excellent performance.

     o D.G. Capital does not support plans that exceed what is required to attract and retain skilled managers, that adversely affect shareholders, that are excessively generous, that lack clear performance goals or that adversely affect employee productivity and morale.

     o    D.G.  Capital  supports  stock-based   compensation  plans  which  are
          broad-based.

     o D.G. Capital does not support narrowly based plans with large dilution (more than 10%).

     o D.G. Capital does not support replacement or repricing of "underwater" stock options.

     o D.G. Capital supports shareholder proposals that link executive compensation to the company's achievement of long term performance goals.

     F.   GOLDEN-PARACHUTE PAYMENTS

     D.G. Capital does not support the compensation agreement known as golden parachutes for the following reasons:

     o Tax penalties are imposed on corporations that award excess parachute payments and executives who receive such payments; and

     o Excessive exit payments come at the expense of shareholders' net worth and represents a waste of corporate assets.

     G.   PLACEMENT OF SECURITIES

     D.G. Capital favors a policy that requires shareholder approval before corporate management places a significant amount of voting stock with any person or group for the following reasons:

     o By the placement of a large amount of voting stock in "friendly hands," management may effectively block shifts in control of the company;

     o Such transactions might be deemed an anti-takeover measure and, therefore, they potentially may diminish the value of shareholders' investment; and

     o Shareholders should be given a voice in matters involving control of a company.

     H.   "POISON PILL" AMENDMENTS OR PROPOSALS

     D.G. Capital believes that "poison pill" amendments to a company's by-laws or charter must be presented to shareholders before incorporation or enactment for the following reasons:

     o Poison pill provisions clearly affect shareholder interests and may harm shareholders by reducing the value of their shares;

     o Such actions tend to entrench present management and might make them less receptive to shareholder concerns or interests;

     o Poison pills seem to have no utility except to discourage third-party bids for a company's stock; and

     o Many aspects of poison pills are discriminatory (e.g., triggered dividends or distributions usually exclude the new large shareholder).

     I.   SOLICITATION OF POLITICAL CONTRIBUTIONS

     D.G. Capital believes that it is inappropriate for a company to encourage, request or demand any financial contributions from its employees for the purpose of supporting any political candidate or Political Action Committee for the following reasons:

     o Solicitation by management for political contributions may intimidate, threaten, or compromise employees and their beliefs;

     o Solicitation by management may create the appearance of coercion, and it may hinder democratic practices; and

     o Solicitation by management may expose a company to litigation and diminish shareholder value.

     J.   STOCK WITH DISPROPORTIONATE VOTING RIGHTS

     D.G. Capital opposes the creation of new classes of common or preferred stock with disproportionate voting rights for the following reasons:

     o Such common or preferred stock may tend to frustrate or circumvent the rights and desires of the majority of shareholders;

     o Unequal classes of stock may tend to shelter management at the expense of the majority of shareholders;

     o Stock with unequal voting rights violates the concept of shareholders' or corporate democracy; and

     o    Stock with unequal  voting rights could be viewed as an  anti-takeover
          measure  and  therefore,   may  potentially   diminish  the  value  of
          shareholders' Investment.

     K.   STOCK OWNERSHIP FOR DIRECTORS

     D.G. Capital favors requiring directors to own some amount, however modest, of their company's stock for the following reasons:

     o Helps to ensure that a director's interests coincide with the company's shareholders; and

     o    May  increase   management's   sensitivity   and   responsiveness   to
          shareholder concerns.

     L.   CORPORATE/SOCIAL RESPONSIBILITY

     D.G. Capital supports the idea that the companies we invest in should be both good corporate citizens and socially responsible. Therefore, D.G. Capital would generally support shareholder proposals that have a positive impact upon these issues.

                      AUGUST 1, 2003 PROXY VOTING POLICY 1

                               PROXY VOTING POLICY
                         ARONSON + J OHNSON + ORTIZ, LP
                                      AJO +

OVERVIEW

ARONSON+ JOHNSON+ ORTIZ, LP (AJO) exercises proxy voting responsibilities on behalf of many of its clients pursuant to express or implied authorization in the client's investment management agreement, though some clients retain this authority. In the case of ERISA accounts AJO, as adviser to the plan, must vote all proxies for the securities managed by AJO, unless the authority to vote proxies is retained by another plan fiduciary.

Each client account is voted separately by the firm's Proxy Manager, and our proxy voting is overseen by the firm's Proxy Oversight Committee. We have adopted and implemented policies and procedures reasonably designed to ensure proxies are voted in the best interests of clients, in accordance with our fiduciary duties and the requirements of ERISA and of SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.

AJO uses a quantitative approach to investment management, using publicly available data and a proprietary investment model. Our quantitative model does not include subjective analysis of companies and their officers and directors. Therefore, for detailed analyses of proxy issues AJO relies primarily on the work of Institutional Shareholder Services (ISS). For years we have used ISS software for implementation of proxy voting and our own guidelines are based on ISS recommendations.* We feel these guidelines protect and enhance shareholder returns.

We vote each proxy individually and on rare occasions we will not follow the ISS recommendation. We will only vote against the ISS recommendation where it is in the portfolio's best interests to do so and where AJO has no material conflict of interest. We rely solely on the ISS recommendations in situations where AJO has a material conflict of interest (see "Conflicts of Interest," below). In some instances AJO may abstain from voting a client proxy, particularly when the effect on the client's economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.

*Our Proxy Voting Guidelines are based on the recommendations contained in The ISS Proxy Voting Manual.

AUGUST 1, 2003 PROXY VOTING POLICY 2

CONFLICTS OF INTEREST

Actual and potential conflicts of interest are monitored by AJO's Proxy Oversight Committee. When a conflict is identified, the Committee first makes a determination as to whether the conflict is material. The Committee defines a material conflict as one reasonably likely to be viewed as important by the average shareholder. In the case of a material conflict, we will vote the proxy in accordance with the ISS recommendation, unless the client directs us otherwise or, in the case of an ERISA client, revokes our proxy voting authority in writing.

RECORD-KEEPING

AJO will maintain all required proxy voting records for five years or for such longer time as applicable law or client guidelines require. AJO may satisfy some of its record-keeping obligations by utilizing third party service providers, such as ISS, or by relying on records available on EDGAR, the SEC's online document filing and retention system.

VOTE DISCLOSURE

Each proxy voted by AJO for a client account is disclosed to the client quarterly. Clients may receive additional reports of proxies voted on their behalf by AJO by calling us collect at 215/546-7500.

AJO treats proxy votes as the property of the client and will not disclose proxy votes to third parties.

                    AUGUST 1, 2003 PROXY VOTING GUIDELINES 1
                             PROXY VOTING GUIDELINES
                         ARONSON + J OHNSON + ORTIZ, LP
                                      AJO +

THE BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse.

     o    Implement or renew a dead-hand or modified dead-hand poison pill.

     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

     o Have failed to act on takeover offers where the majority of the shareholders have tendered their shares.

     o Are inside directors and sit on the audit, compensation, or nominating committee.

     In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

SEPARATING CHAIRMAN AND CEO

Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

PROPOSALS SEEKING A MAJORITY OF I NDEPENDENT DIRECTORS

Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

                              AUGUST 1, 2003 PROXY
                               VOTING GUIDELINES 2

STOCK OWNERSHIP REQUIREMENTS

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

TERM OF OFFICE

Vote against shareholder proposals to limit the tenure of outside directors.

AGE LIMITS

Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis. Vote against proposals to limit or eliminate entirely directors' and officers' liability for monetary damages. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

CHARITABLE CONTRIBUTIONS

Vote against proposals regarding charitable contributions.

PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSE PROXY SOLICITATION EXPENSES

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

AUDITORS

RATIFYING AUDITORS

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

PROXY CONTEST DEFENSES

BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

TENDER OFFER DEFENSES

POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

Review on a case-by-case basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL

Vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS

Vote against dual class exchange offers.

Vote against dual class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE
CHARTER OR BYLAWS

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote  for  shareholder   proposals  to  lower  supermajority   shareholder  vote
requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote  for  shareholder   proposals  to  lower  supermajority   shareholder  vote
requirements for mergers and other significant business combinations.

WHITE SQUIRE PLACEMENTS

Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

MISCELLANEOUS GOVERNANCE PROVISIONSCONFIDENTIAL VOTING

Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

EQUAL ACCESS

Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

BUNDLED PROPOSALS

Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

SHAREHOLDER ADVISORY COMMITTEES

Review on a case-by-case basis proposals to establish a shareholder advisory committee.

CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

REVERSE STOCK SPLITS

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Vote case-by-case proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

PREFERRED STOCK

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED
STOCK

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote for management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS

Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of the company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS

Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. Consider the following issues: Dilution

-- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control -- Will the transaction result in a change in control of the company? Bankruptcy -- Generally, approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

SHARE REPURCHASE PROGRAMS

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a case-by-case basis, taking into account the plan's dilutive effect on both shareholder wealth and voting power.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Vote  on  management   proposals  seeking  approval  to  reprice  options  on  a
case-by-case basis.

DIRECTOR COMPENSATION

Votes on stock-based plans for directors are made on a case-by-case basis.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be made on a case-by-case basis.

OBRA-RELATED COMPENSATION PROPOSALS AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE FEATURES

Vote  for  plans  that  simply  amend   shareholder-approved  plans  to  include
administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

AMENDMENTS TO I NCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

APPROVAL OF CASH OR CASH- AND-STOCK BONUS PLAN

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

GOLDEN AND TI N PARACHUTES

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(K) EMPLOYEE BENEFIT PLANS

Vote for proposals to implement a 401(k) savings plan for employees.

STATE OF INCORPORATION

VOTING ON STATE TAKEOVER STATUTES

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statues, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be examined on a case-by-case basis.

MERGERS AND CORPORATE RESTRUCTURINGS

MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

SPIN-OFFS

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ASSET SALES

Votes on asset class should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

LIQUIDATIONS

Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

APPRAISAL RIGHTS

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME

Vote for changing the corporate name.

SOCIAL AND ENVIRONMENTAL ISSUES

In general, we abstain from voting on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

In most cases, however, we vote for disclosure reports that seek additional information that is not available elsewhere and that is not proprietary, particularly when it appears that companies have not adequately addressed shareholder's social and environmental concerns.

In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

     o whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

     o the percentage of sales, assets and earnings affected;

     o the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

     o whether the issues presented should be dealt with through government or company-specific action;

     o whether the company has already responded in some appropriate manner to the request embodied in the proposal;

     o whether the company's analysis and voting recommendation to shareholders is persuasive;

     o what other companies have done in response to the issue;

     o whether the proposal itself is well framed and reasonable;

     o whether implementation of the proposal would achieve the objectives sought in the proposal; and

     o whether the subject of the proposal is best left to the discretion of the board

                                     PART C
                             QUAKER INVESTMENT TRUST
                                    FORM N-1A
                                OTHER INFORMATION

ITEM 23.  EXHIBITS
          --------

(A)  AMENDED  AND  RESTATED   DECLARATION  OF  TRUST-   Incorporated  herein  by
     reference; filed 8/29/96

(B) BY-LAWS - Amended and Restated By-Laws- Incorporated by reference; filed 8/29/96

(C)  NOT APPLICABLE

(D)  INVESTMENT ADVISORY AGREEMENTS:

     1. Investment Advisory Agreement between the Trust and Quaker Funds, Inc. Attached as an Exhibit.

     2. Sub-Advisory Agreement with Geewax Terker Co. on behalf of Quaker Small Cap Growth Fund. Attached as Exhibit.

     3. Sub-Advisory Agreement with Geewax Terker Co. on behalf of Geewax Terker Core Value Fund. Attached as Exhibit.

     4. Sub-Advisory Agreement with Geewax Terker Co. on behalf of Quaker Core Equity Fund. Attached as Exhibit.

     5. Sub-Advisory Agreement with Aronson +Johnson + Ortiz, LP. Attached as Exhibit.

     6.   Sub-Advisory  Agreement  with Knott  Capital  Management.  Attached as
          Exhibit.

     7. Sub-Advisory Agreement with Schneider Capital Management. Attached as Exhibit.

     8. Sub-Advisory Agreement for Sectoral Asset Management, Inc.- previously filed on May 21, 2002 as an Exhibit to post-effective amendment # 24 to the Trust's registration statement on Form N-1A, and incorporated herein by reference.

     9. Sub-Advisory Agreement with Andres Capital Management previously filed on September 11, 2003 as an exhibit to post-effective amendment # 26 to the Trust's registration statement on Form N-1A, and incorporated herein by reference.

(E) DISTRIBUTION AGREEMENT between Registrant and Citco-Quaker Fund Distributors, Inc.- previously filed as an Exhibit to post-effective amendment # 24 to the Trust's registration statement of Form N-1A and incorporated herein by reference.

(F)  NOT APPLICABLE

(G)  CUSTODIAN AGREEMENT - Incorporated by reference; filed 9/5/97

(H)  OTHER MATERIAL CONTRACTS -

     (1) Mutual Fund Services Agreement between Registrant and Citco-Quaker Fund Services, Inc. - previously filed on August 13, 2001 as an Exhibit to post-effective amendment # 19 to the Trust's registration statement on Form N-1A, and incorporated herein by reference.

(I) OPINION AND CONSENT OF COUNSEL - previously filed on January 9, 2002 as an Exhibit to post-effective amendment # 22 to the Trust's registration statement on Form N-1A, and incorporated herein by reference.

(J)  OTHER  OPINIONS - Consent  of  Briggs,  Bunting &  Dougherty.  Attached  as
     Exhibit.

(K)  NOT APPLICABLE

(L)  NOT APPLICABLE

(M)  RULE 12B-1 PLANS:

     1. Amended Plan of Distribution under Rule 12b-1 for Class A Shares of the Trust- previously filed on May 21, 2002 as an Exhibit to post-effective amendment # 24 to the Trust's registration statement on Form N-1A, and incorporated herein by reference.

     2. Amended Plan of Distribution under Rule 12b-1 for Class B Shares of the Trust- previously filed on May 21, 2002 as an Exhibit to post-effective amendment # 24 to the Trust's registration statement on Form N-1A, and incorporated herein by reference.

     3. Amended Plan of Distribution under Rule 12b-1 for Class C Shares of the Trust- previously filed on May 21, 2002 as an Exhibit to post-effective amendment # 24 to the Trust's registration statement on Form N-1A, and incorporated herein by reference.

(N)  FINANCIAL DATA SCHEDULE - Not Applicable

(O)  RULE 18F-3 PLAN - Incorporated by reference; filed 9/05/97

(P)  CODE OF ETHICS-

     1. Code of Ethics for Trust, Citco-Quaker Fund Distributors, Inc. and Quaker Funds, Inc.- previously filed on May 21, 2002 as an Exhibit to post-effective amendment # 24 to the Trust's registration statement on Form N-1A, and incorporated herein by reference.

     2. Code of Ethics for Geewax Terker Co.- previously filed on January 9, 2002 as an Exhibit to post-effective amendment # 22 to the Trust's registration statement on Form N-1A, and incorporated herein by reference

     3.   Code of  Ethics  for  Aronson+Johnson+Ortiz-  previously  filed  as an
          Exhibit  to  the  Trust's   Definitive  Proxy  on  May  16,  2000  and
          incorporated herein by reference

     4. Code of Ethics for Knott Capital Management- previously filed on January 9, 2002 as an Exhibit to post-effective amendment # 22 to the Trust's registration statement on Form N-1A, and incorporated herein by reference

     5. Code of Ethics for Schneider Capital Management- previously filed as an Exhibit to the Trust's Definitive Proxy on May 16, 2000 and incorporated herein by reference

     6. Code of Ethics for Sectoral Asset Management, Inc.- previously filed on May 21, 2002 as an Exhibit to post-effective amendment # 24 to the Trust's registration statement on Form N-1A, and incorporated herein by reference.

     7. Code of Ethics for Andres Capital Management - previously filed on September 11, 2003 as an exhibit to post-effective amendment # 26 to the Trust's registration statement on Form N-1A, and incorporated herein by reference.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
          -------------------------------------------------------------

          No person is controlled by or under common control with Registrant.

ITEM 25.  INDEMNIFICATION
          ---------------

          Reference is hereby made to the following sections of the following documents filed or included by reference as exhibits hereto: Article VII, Sections 5.4 of the Registrant's Declaration of Trust, Article XIV Section 8(b) of the Registrant's Investment Advisory Agreements,
          Section 8(b) of the Registrant's Administration Agreement, and Section
          (6) of the Registrant's Distribution Agreements. The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISORS
          -----------------------------------------------------

          See  the  Prospectus,   generally  and  the  Statement  of  Additional
          Information section entitled "Trustees and Officers" for the activities and affiliations of the officers and directors of the Investment Advisor and Sub-Investment Advisors to the Registrant. Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the Investment Advisor or Sub-Investment Advisors is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Each Sub-Investment Advisor currently serves as investment advisor to numerous institutional and individual clients.

ITEM 27.  PRINCIPAL UNDERWRITER
          ---------------------

     (a) Citco-Quaker Fund Distributors, Inc. ("CQFD") is underwriter and distributor for Registrant. As such, CQFD offers shares of the Funds only upon orders received therefor. The Trust continuously offers shares. CQFD also serves as underwriter or distributor for the following investment companies which are not affiliated with
          Registrant: CRA Funds Advisors (CRA Fund), HomeState Group (Emerald Funds), IPS Funds (IPS Funds), Henssler Funds inc. (Henssler Funds), Memorial Funds (Memorial Funds), NOAH Investment Group (NOAH Funds), Penn Street Fund, Inc. (Penn Street Funds)

Information relating to each director, officer or partner of CQFD


--------------------------------------------------------------------------------
    NAME & PRINCIPAL      POSITIONS AND OFFICES WITH    POSITIONS AND OFFICES
    BUSINESS ADDRESS             UNDERWRITER               WITH REGISTRANT
--------------------------------------------------------------------------------
                         Shareholder, Director,       Trustee, Chairman of the
Jeffry H. King, Sr.      Co-Chairman of the Board,    Board of Trustees
                         Secretary
--------------------------------------------------------------------------------
Kevin J. Mailey          Shareholder, Director        Trustee
--------------------------------------------------------------------------------
John A. Lukan            President and Chief          None
                         Executive Officer
--------------------------------------------------------------------------------
William Keunen           Director                     None
--------------------------------------------------------------------------------
Jay Peller               Director                     None
--------------------------------------------------------------------------------

     (b)  Not applicable

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS
          --------------------------------

          All account books and records not normally held by Wachovia Bank NA, the Custodian to the Registrant, are held by the Registrant, in the offices of Citco-Quaker Fund Services, Inc., Fund Accountant, Administrator, and Transfer Agent to the Registrant, or by the Investment Advisor to the Registrant Quaker Funds, Inc. The address of Citco-Quaker Fund Services, Inc. is 1288 Valley Forge Road, Suite 88, P.O. Box 987, Valley Forge, PA 19482. The address of Wachovia Bank, NA is Two First Union Center, Charlotte, North Carolina 28288-1151. The address of Quaker Funds, Inc. is 1288 Valley Forge Road, Suite 71, P.O. Box 987, Valley Forge, PA 19428.

ITEM 29.  MANAGEMENT SERVICES.
          --------------------

          The substantive provisions of the Fund Accounting, Dividend Disbursing &Transfer Agent and Administration Agreement, as amended, between the Registrant and Citco-Quaker Fund Services, Inc. are discussed in Part B hereof.

ITEM 30.  UNDERTAKINGS.
          -------------

          The Registrant hereby undertakes to comply with Section 16(c) of the Investment Company Act of 1940. Registrant undertakes to furnish each person to whom a Prospectus is delivered with a copy of the latest annual report of each series of Registrant to shareholders upon request and without charge.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to any provision or arrangement whereby the Registrant indemnifies such persons, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Valley Forge, State of Pennsylvania on the 29th day of September, 2003.

            QUAKER INVESTMENT TRUST
            /s/ Jeffry H. King
            ----------------------
            By: Jeffry H. King
            Trustee & Chairman

Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Everett T. Keech                                         September 29, 2003
--------------------------------------------
EVERETT T. KEECH, TRUSTEE


/s/ Laurie Keyes                                             September 29, 2003
--------------------------------------------
LAURIE KEYES, TRUSTEE AND SECRETARY


/s/ Jeffry H. King                                           September 29, 2003
--------------------------------------------
JEFF KING, TRUSTEE, CHAIRMAN, AND TREASURER


/s/ Louis P. Pektor III                                      September 29, 2003
--------------------------------------------
LOUIS P. PEKTOR III, TRUSTEE


/s/ Mark S. Singel                                           September 29, 2003
--------------------------------------------
MARK S. SINGEL, TRUSTEE


/s/ Amb. Adrian A. Basora                                    September 29, 2003
--------------------------------------------
ADRIAN A. BASORA, TRUSTEE


/s/ James R. Brinton                                         September 29, 2003
--------------------------------------------
JAMES R. BRINTON, TRUSTEE


/s/ G. Michael Mara                                          September 29, 2003
--------------------------------------------
G. MICHAEL MARA, TRUSTEE


/s/ Kevin J. Mailey                                          September 29, 2003
--------------------------------------------
KEVIN J. MAILEY, TRUSTEE AND PRESIDENT

                                  EXHIBIT INDEX


EX-99.(d)(1)   Investment Advisory Agreement between the Trust and Quaker Funds,
               Inc.
EX-99.(d)(2)   Sub-Advisory  Agreement  with Geewax  Terker Co. Quaker Small Cap
               Growth Fund .
EX-99.(d)(3)   Sub-Advisory  Agreement with Geewax Terker Co. Geewax Terker Core
               Value Fund.
EX-99.(d)(4)   Sub-Advisory  Agreement with Geewax Terker Co. Quaker Core Equity
               Fund.
EX-99.(d)(5)   Sub-Advisory Agreement with Aronson+Johnson+Ortiz, LP.
EX-99.(d)(6)   Sub-Advisory Agreement with Knott Capital Management.
EX-99.(d)(7)   Sub-Advisory Agreement with Schneider Capital Management.
EX-99.(j)      Consent of Briggs, Bunting & Dougherty